Exhibit 10.1










                                MERGER AGREEMENT

                                       AND

                             PLAN OF REORGANIZATION

                          dated as of February 22, 2006

                                      among

                           UNITED HERITAGE CORPORATION

                                       and

                                LOTHIAN OIL INC.






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                                                               Table of Contents

ARTICLE I THE MERGER...........................................................2
1.1      The Merger............................................................2
1.2      Effective Time........................................................2
1.3      Effect of the Merger on Constituent Corporations......................2
1.4      Articles of Incorporation and Bylaws of Surviving Corporation.........2
1.5      Directors and officers of Surviving Corporation.......................2
1.6      Consideration To Be Issued; Effect On Outstanding Securities
           of Lothian..........................................................3
1.7      Dissenting Shares.....................................................5
1.8      Exchange Procedures...................................................6
1.9      No Further Ownership Rights in Lothian Capital Stock..................7
1.10     Lost, Stolen or Destroyed Certificates................................7
1.11     Further Action........................................................7
ARTICLE II REPRESENTATIONS AND WARRANTIES OF LOTHIAN...........................7
2.1      Organization and Qualification........................................7
2.2      Authority Relative to This Agreement..................................8
2.3      Capitalization........................................................8
2.4      Subsidiaries..........................................................9
2.5      No Conflicts..........................................................9
2.6      Books and Records; Organizational Documents..........................10
2.7      Lothian Financial Statements.........................................10
2.8      Absence of Changes...................................................10
2.9      No Undisclosed Liabilities...........................................11
2.10     Taxes................................................................11
2.11     Legal Proceedings....................................................13
2.12     Compliance with Laws and Orders......................................13
2.13     Employee Benefit Plans...............................................13
2.14     Title to Property....................................................15
2.15     Intellectual Property................................................16
2.16     Contracts............................................................17
2.17     Insurance............................................................18
2.18     Affiliate Transactions...............................................18
2.19     Employees; Labor Relations...........................................18
2.20     Environmental Matters................................................19
2.21     Other Negotiations; Brokers; Third Party Expenses....................20
2.22     Foreign Corrupt Practices Act........................................20
2.23     Tax-Free Reorganization..............................................20
2.24     Approvals............................................................20
2.25     Disclosure...........................................................21
2.26     Information Statement................................................21
2.27     Investment Advisors..................................................21
ARTICLE III REPRESENTATIONS AND WARRANTIES OF UNITED..........................21
3.1      Organization and Qualification.......................................22
3.2      Authority Relative to This Agreement.................................22
3.3      Capitalization.......................................................22
3.4      Subsidiaries.........................................................23
3.5      No Conflicts.........................................................23
3.6      Books and Records; Organizational Documents..........................24
3.7      SEC Documents; United Financial Statements...........................24
3.8      Absence of Changes...................................................25

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3.9      No Undisclosed Liabilities...........................................25
3.10     Taxes................................................................25
3.11     Legal Proceedings....................................................27
3.12     Compliance with Laws and Orders......................................27
3.13     Employee Benefit Plans...............................................27
3.14     Title to Property....................................................30
3.15     Intellectual Property................................................30
3.16     Contracts............................................................31
3.17     Insurance............................................................32
3.18     Affiliate Transactions...............................................32
3.19     Employees; Labor Relations...........................................32
3.20     Environmental Matters................................................34
3.21     Other Negotiations...................................................34
3.22     Foreign Corrupt Practices Act........................................34
3.23     Tax-Free Reorganization..............................................35
3.24     Approvals............................................................35
3.25     Disclosure...........................................................35
3.26     Information Statement................................................35
3.27     Investment Advisors..................................................36
ARTICLE IV ADDITIONAL AGREEMENTS..............................................36
4.1      Information Statement................................................36
4.2      Stockholder Approval.................................................36
4.3      Access to Information................................................36
4.4      Confidentiality......................................................37
4.5      Expenses.............................................................37
4.6      Public Disclosure....................................................37
4.7      Approvals............................................................37
4.8      Notification of Certain Matters......................................37
4.9      Additional Documents and Further Assurances..........................37
4.10     Form S-8.............................................................38
4.11     NCM Initial Listing Application......................................38
4.12     Auditors.............................................................38
4.13     Directors' and Officers' Indemnification.............................38
4.14     Benefit Arrangements.................................................39
4.15     Treatment as Reorganization..........................................39
4.16     Lothian Investor Agreements..........................................39
ARTICLE V ADDITIONAL AGREEMENTS...............................................39
5.1      Conditions to Obligations of Each Party to Effect the Merger.........39
5.2      Additional Conditions to Obligations of Lothian......................40
5.3      Additional Conditions to the Obligations of United...................42
ARTICLE VI SURVIVAL...........................................................43
6.1      Survival of Representations, Warranties, Covenants and
           Agreements.........................................................43
ARTICLE VII CONDUCT PRIOR TO THE EFFECTIVE TIME...............................43
7.1      Conduct of Business..................................................43
7.2      No Solicitation--Lothian.............................................45
7.3      No Solicitation--United..............................................46
ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER................................48
8.1      Termination..........................................................48
8.2      Intentionally Omitted................................................49
8.3      Effect of Termination................................................49
8.4      Amendment............................................................49

                                       ii
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8.5      Extension; Waiver....................................................49
ARTICLE IX MISCELLANEOUS PROVISIONS...........................................49
9.1      Notices..............................................................49
9.2      Entire Agreement.....................................................51
9.3      Further Assurances; Post-Closing Cooperation.........................51
9.4      Waiver...............................................................51
9.5      Third Party Beneficiaries............................................51
9.6      No Assignment; Binding Effect........................................51
9.7      Headings.............................................................51
9.8      Invalid Provisions...................................................51
9.9      Governing Law........................................................52
9.10     Construction.........................................................52
9.11     Counterparts.........................................................52
9.12     Specific Performance.................................................52
ARTICLE X DEFINITIONS.........................................................53
10.1     Definitions..........................................................53

EXHIBITS

Exhibit A     -   Form of Utah Articles of Merger
Exhibit B     -   Form of Delaware Certificate of Merger
Exhibit C     -   Form of Letter of Transmittal
Exhibit D     -   Form of United Certificate of Designation, Preferences and
                  Rights of Series A Preferred Stock
Exhibit E     -   Form of United Certificate of Designation, Preferences and
                  Rights of Series B Preferred Stock
Exhibit F     -   Form of United Officer's Certificate
Exhibit G     -   Matters to be Covered by Legal Opinion of Richardson &
                  Patel LLP
Exhibit H     -   Form of Lothian Officer's Certificate
Exhibit I     -   Matters to be Covered by Legal Opinion of Markowitz &
                  Roshco, LLP


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                              MERGER AGREEMENT AND

                             PLAN OF REORGANIZATION

            This MERGER AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered into as of February 22, 2006, by and among UNITED HERITAGE CORPORATION, a Utah corporation ("United") and LOTHIAN OIL INC., a Delaware corporation ("Lothian"). In the event the parties mutually agree in writing prior to the Effective Time (as defined below) to structure this merger as a reverse triangular merger, rather than a direct merger, a wholly-owned subsidiary of United (a "Merger Sub") shall become party to this Agreement and this Agreement shall be amended as appropriate. Capitalized terms used and not otherwise defined herein have the meanings set forth in Article X.

                                    RECITALS

            WHEREAS, the respective Boards of Directors of each of United and Lothian believe it is in the best interests of United and Lothian and their respective stockholders that Lothian merge with and into United (the "Merger") and, in furtherance thereof, have approved the Merger. Upon mutual consent from the respective Boards of Directors of each of United and Lothian prior to the Effective Time, set forth in a writing signed by each of United and Lothian, the Merger may be restructured as a reverse triangular merger, as contemplated by the first paragraph hereof;

            WHEREAS, the Boards of Directors of each of United and Lothian have approved the Merger and this Agreement and the transactions contemplated hereby;

            WHEREAS, pursuant to the Merger, among other things, and subject to the terms and conditions of this Agreement, (i) all of the shares of common stock of Lothian which are issued and outstanding immediately prior to the Effective Time of the Merger shall be converted into the right to receive shares of United's Common Stock, par value $0.001 ("United Common Stock"), (ii) all of the shares of preferred stock of Lothian which are issued and outstanding immediately prior to the Effective Time of the Merger shall be converted into the right to receive shares of United's Preferred, par value $0.0001 ("United Preferred Stock"); (iii) all Lothian Options then outstanding (whether vested or unvested) shall be converted into options to purchase United Common Stock and
(iv) all Lothian Warrants then outstanding shall be converted into warrants to purchase shares of United Capital Stock, on the terms and subject to the conditions set forth herein;

            WHEREAS, United and Lothian intend that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code, and in furtherance thereof intend that this agreement shall be a "Plan of Reorganization" within the meaning of Sections 354(a) and 361(a) of the Code; and

            WHEREAS, Lothian and United desire to make certain representations, warranties, covenants and agreements in connection with the Merger.

            NOW, THEREFORE, in consideration of the covenants, promises, representations and warranties set forth herein, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the parties), and intending to be legally bound hereby, the parties agree as follows:
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                                    ARTICLE I
                                   THE MERGER

         1.1 The Merger. At the Effective Time subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Utah Law, and the DGCL, Lothian shall be merged with and into United, the separate existence of Lothian shall cease, and United shall continue as the surviving corporation of the Merger. United is sometimes referred to herein as the "Surviving Corporation".

         1.2 Effective Time. Unless this Agreement is earlier terminated pursuant to Section 8.1, the closing and consummation of the Merger (the "Closing") will take place as promptly as practicable, following satisfaction or waiver of the conditions set forth in Article V, at the offices of Markowitz & Roshco LLP, unless another place or time is agreed to by United and Lothian. The date upon which the Closing actually occurs is herein referred to as the "Closing Date". On the Closing Date, the parties hereto shall cause the Merger to be consummated by filing the articles of merger in substantially the form attached hereto as Exhibit A (the "Utah Articles of Merger") and a certificate of merger in substantially the form attached hereto as Exhibit B (the "Delaware Certificate of Merger"), in each case in accordance with the relevant provisions of applicable Law (the time of acceptance by the Secretary of State of the State of Delaware of such filing, or such later time agreed to by the parties and set forth in the Delaware Certificate of Merger, being referred to herein as the "Effective Time").

         1.3 Effect of the Merger on Constituent Corporations. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL and the Utah Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Lothian shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of Lothian shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

         1.4 Articles of Incorporation and Bylaws of Surviving Corporation.

             (a) At the Effective Time: (i) the Articles of Incorporation of United shall be amended to change the name of United to "Lothian Oil Inc.", and
(ii) the board of directors of United shall adopt and direct United to file with the Utah Secretary of State a Certificate of Designation, Preferences and Rights of Series A Preferred Stock in the form attached hereto as Exhibit D and a Certificate of Designation, Preferences and Rights of Series B Preferred Stock in the form attached hereto as Exhibit E (collectively, the "Series A and B Certificates"), such that the Articles of Incorporation of United, as amended and in effect immediately prior to the Effective Time, and as amended at the Effective Time (including the Series A and B Certificates), shall be the Articles of Incorporation of the Surviving Corporation from and after the Effective Time until thereafter amended as provided by Law and such Articles of Incorporation and the Bylaws of the Surviving Corporation.

             (b) The Bylaws of United, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by such Bylaws, the Articles of Incorporation of the Surviving Corporation and applicable Law.

         1.5 Directors and officers of Surviving Corporation. The directors of Surviving Corporation at, and immediately after, the Effective Time shall be Kenneth Levy and C. Scott Wilson (the "Existing Directors"), and Bruce Ransom, Thomas Kelly, Raoul J. Baxter, Larry W. Wilton and Mike Raleigh (the "Lothian Designees"), each to hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation. If any Lothian Designee cannot or will not serve as a director of the Surviving Corporation, Lothian may designate a replacement Lothian Designee, provided such replacement is reasonably acceptable to the Existing Directors. The officers of Surviving Corporation at, and immediately after, the Effective Time shall be as mutually agreed to by Lothian and United, except that it is agreed that C. Scott Wilson shall be Chief Executive Officer and President and Kenneth Levy shall be Chief Financial Officer.

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         1.6 Consideration To Be Issued; Effect On Outstanding Securities of
Lothian. On the terms and subject to the conditions of this Agreement, as of the Effective Time, by virtue of the Merger and without any action on the part of United or Lothian or any holder of any Lothian security, all of the following shall occur:

             (a)  Conversion of Lothian Capital Stock. At the Effective Time,
(i) each share of Lothian Common Stock that is issued and outstanding immediately prior thereto (other than any Dissenting Shares (as provided in Section 1.7)) will be canceled and extinguished and will be converted automatically into the right to receive that number of shares of United Common Stock that is equal to the Exchange Ratio, rounded down to the nearest whole share of United Common Stock, (ii) each share of Lothian Series A Preferred Stock issued and outstanding immediately prior thereto will be canceled and extinguished and will be converted automatically into the right to receive that number of shares of United Series A Preferred Stock that is equal to the Exchange Ratio, rounded down to the nearest whole share of United Series A Preferred Stock; and (iii) each share of Lothian Series B Preferred Stock issued and outstanding immediately prior thereto will be canceled and extinguished and will be converted automatically into the right to receive that number of shares of United Series B Preferred Stock that is equal to the Exchange Ratio, rounded down to the nearest whole share of United Series B Preferred Stock.

             (b) Cancellation of Lothian-Owned United Common Stock and United Warrants. At the Effective Time, 1,093,333 shares of United Common Stock and all United Warrants owned by Lothian or any Subsidiary of Lothian immediately prior thereto shall be automatically canceled and extinguished without any conversion thereof and without any further action on the part of United or Lothian. Following the cancellation of 1,093,333 shares of United Common Stock owned by Lothian, 2,666,666 shares of United common stock shall remain issued and outstanding in the name of Lothian, which shares shall continue to be held as collateral security for the payment of certain obligations of Lothian under a promissory note dated October 6, 2005 (the "Promissory Note") pursuant to a Stock Pledge Agreement dated as of October 6, 2005 (the "Stock Pledge Agreement"). As the 2,666,666 shares of United common stock held as collateral security for Lothian's obligations under the Promissory Note are released from the lien of the Stock Pledge Agreement, each such released share shall be automatically canceled and extinguished without any conversion thereof and without any further action on the part of United or Lothian. In the event of a default in the payment of the Promissory Note, the shares of United common stock then held as collateral security for Lothian's obligations under the Promissory Note shall be dealt with in the manner proscribed by the Stock Pledge Agreement and shall be canceled and extinguished only upon the release of such shares from the lien imposed by the Stock Pledge Agreement, if at all..

             (c) Lothian Options and Lothian Stock Plan. At the Effective Time all unexpired and unexercised Lothian Options then outstanding, whether vested or unvested, shall be assumed by United in accordance with provisions described below.

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                  (i)    At the Effective Time, each unexpired and unexercised
Lothian Option including without limitation each unexpired and unexercised Lothian Option issued pursuant to the Lothian Oil Inc. Stock Incentive Plan adopted on September 1, 2005 (the "Lothian Stock Plan") which is then outstanding, whether or not exercisable and whether or not vested, shall by virtue of the Merger, be assumed by United together with the Lothian Stock Plan and converted into an option to purchase United Common Stock (a "United Option") as provided herein and in such manner that (i) United is "assuming a stock option in a transaction to which Section 424(a) applies" within the meaning of
Section 424 of the Code, or (ii) such transaction, to the extent that Section 424 of the Code does not apply to any such Lothian Options, would be a transaction within Section 424 of the Code. Each Lothian Option so assumed by United under this Agreement shall continue to have, and be subject to, the same terms and conditions as were applicable to such Lothian Option immediately prior to the Effective Time (including, without limitation, any repurchase rights (other than rights of refusal) or vesting provisions), provided that (A) such Lothian Option shall be exercisable for that number of whole shares of United Common Stock equal to the product of the number of shares of Lothian Capital Stock that were issuable upon exercise in full of such Lothian Option immediately prior to the Effective Time (without regard to vesting) multiplied by the Exchange Ratio (rounded down to the nearest whole number of shares of United Common Stock) and (B) the per share exercise price for the shares of United Common Stock issuable upon exercise of such assumed Lothian Option shall be equal to the quotient determined by dividing the exercise price per share of Lothian Capital Stock at which such Lothian Option was exercisable immediately prior to the Effective Time by the Exchange Ratio (rounded up to the nearest whole cent). United shall, at all times from and after the Effective Time, reserve, keep and make available for issuance shares of United Common Stock that are issuable upon the exercise in full of all United Options resulting from the assumption and conversion of Lothian Options in accordance with this Section and shall, as promptly as practicable after the Effective Time, issue to each holder of a Lothian Option that is outstanding immediately prior to the Effective Time a document evidencing the foregoing assumption of such Lothian Option by United and the conversion of such Lothian Option into an United Option as provided herein.

                  (ii) It is the intention of the parties that Lothian Options assumed by United and converted into United Options pursuant hereto shall qualify following the Effective Time as incentive stock options as defined in
Section 422 of the Code to the same extent Lothian Options qualified as incentive stock options immediately prior to the Effective Time and the provisions of this Section 1.6(c) shall be applied consistent with this intent.

                  (iii) At the Effective Time, United shall assume Lothian's obligations, and shall be assigned Lothian's repurchase rights and purchase options entered into pursuant to the Lothian Stock Plan. Any and all restrictions on Lothian Common Stock issued pursuant to Lothian Stock Plan or such other agreements which do not lapse in accordance with their terms (as such terms were in effect on the date of this Agreement) and which are not rights of refusal shall continue in full force and effect until such restrictions lapse pursuant to the terms of such agreements, and any repurchase rights or purchase options which Lothian has with respect to the Lothian Stock Plan shall also continue in full force and effect. The United Options issued in exchange for the Lothian Options pursuant to this Section 1.6(c) shall be registered under the Securities Act pursuant to an effective registration statement on Form S-8, as provided in more detail in Section 4.10.

             (d) Lothian Warrants. At the Effective Time each unexpired and unexercised Lothian Warrant that is then outstanding, whether or not exercisable and whether or not vested, shall be assumed by United and converted into a warrant to purchase shares of United Common Stock or United Preferred Stock, as the case may be (a "United Warrant") as provided herein. Each Lothian Warrant so assumed by United under this Agreement shall continue to have, and be subject to, the same terms and conditions as were applicable to such Lothian Warrant immediately prior to the Effective Time, provided that (A) such Lothian Warrant shall be exercisable for that number of whole shares of United Capital Stock equal to the product of the number of shares of Lothian Capital Stock that were issuable upon exercise in full of such Lothian Warrant immediately prior to the Effective Time (without regard to vesting) multiplied by the Exchange Ratio (rounded down to the nearest whole number of shares of United Common Stock) and
(B) the per share exercise price for the shares of United Capital Stock issuable upon exercise of such assumed Lothian Warrant shall be equal to the quotient determined by dividing the exercise price per share of Lothian Capital Stock at which such Lothian Warrant was exercisable immediately prior to the Effective Time by the Exchange Ratio (rounded up to the nearest whole cent). United shall, at all times from and after the Effective Time, reserve, keep and make available for issuance all shares of United Capital Stock that are issuable upon the exercise in full of all United Warrants resulting from the assumption and conversion of Lothian Warrants in accordance with this section and shall, as promptly as practicable after the Effective Time, issue to each holder of a Lothian Warrant that is outstanding immediately prior to the Effective Time a document evidencing the foregoing assumption of such Lothian Warrant by United and the conversion of such Lothian Warrant into a United Warrant as provided herein.

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

             (e) Exchange Ratio. The "Exchange Ratio" shall be .60606. The Exchange Ratio shall be equitably adjusted to reflect fully the effect of any stock split, reverse split, stock combination, stock dividend (including any dividend or distribution of securities convertible into United Common Stock or Lothian Capital Stock), reorganization, reclassification, recapitalization or other like change with respect to United Common Stock or Lothian Capital Stock occurring after the date hereof and prior to the Effective Time. No adjustment shall be made to the Exchange Ratio as a result of any cancellation of any Lothian Equity Security or any consideration (in any form whatsoever) received by Lothian as a result of any exercise, conversion or exchange of Lothian Equity Securities, after the Effective Time.

             (f) Fractional Shares. No fraction of a share of United Capital Stock will be issued in the Merger, but in lieu thereof, each holder of shares of Lothian Capital Stock who would otherwise be entitled to a fraction of a share of United Capital Stock but for the rounding required under Section 1.6(a) (after aggregating all fractional shares of United Capital Stock to be received by such holder) shall be entitled to receive from United an amount of cash (rounded up to the nearest whole cent) equal to the product of (a) such fraction, multiplied by (b) the average of the closing prices of United's Common Stock for the ten (10) trading days ended on the last trading day prior to the Effective Time (the "Closing Price").

             (g)  Intentionally Omitted.

         1.7 Dissenting Shares.

             (a) Notwithstanding any provision of this Agreement to the contrary, any shares of Lothian Capital Stock held by a holder who has demanded and perfected dissenters' rights for such shares in accordance with the DGCL, who, as of the Effective Time, has not effectively withdrawn or lost such dissenters' rights ("Dissenting Shares") shall not be converted into or represent a right to receive United Capital Stock pursuant to Section 1.6 (except as provided in Section 1.7(b)) but the holder thereof shall only be entitled to such rights as are granted by the DGCL.

             (b) Notwithstanding the provisions of Section 1.7(a) above, if any holder of shares of Lothian Capital Stock who demands purchase of such shares under the DGCL shall effectively withdraw or lose (through failure to perfect or otherwise) such holder's dissenters' rights, then, as of the later of (i) the Effective Time or (ii) the occurrence of such event, such holder's shares of Lothian Capital Stock shall automatically be converted into and represent only the right to receive United Capital Stock as provided in Section 1.6(a), without interest thereon, upon surrender to Lothian of the certificate representing such shares in accordance with Section 1.8 of this Agreement.

             (c) Lothian shall give United (i) prompt notice of its receipt of any written demands for purchase of any shares of Lothian Capital Stock, withdrawals of such demands, and any other instruments relating to the Merger served pursuant to the DGCL and received by Lothian and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for purchase of any shares of Lothian Capital Stock under the DGCL. Lothian shall not, except with the prior written consent of United, which shall not be unreasonably withheld, delayed or conditioned, or as may be required under applicable Law, voluntarily make any payment with respect to any demands for purchase of Lothian Capital Stock or offer to settle or settle any such demands.

         1.8 Exchange Procedures.

             (a) United Capital Stock. At the Effective Time, United shall deposit with the Exchange Agent for exchange in accordance with this Article I, the aggregate number of shares of United Common Stock, United Series A Preferred Stock and United Series B Preferred Stock issuable in exchange for outstanding shares of Lothian Capital Stock pursuant to Section 1.6 and cash in an amount sufficient to permit the payment of all cash payable in lieu of fractional shares pursuant to Section 1.6(f).

             (b) Exchange Procedures. As soon as practicable after the Effective Time, but in no event later than two (2) business days after the Effective Time, United shall cause to be mailed to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Lothian Capital Stock (the "Certificates") and which shares were converted into the right to receive shares of United Capital Stock pursuant to Section 1.6, (i) a letter of transmittal in the form attached hereto as Exhibit C and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of United Capital Stock and cash in lieu of fractional shares. Upon surrender of a Certificate for cancellation (or, if such Certificate is lost, of a lost Certificate affidavit and indemnity agreement in customary form) to the Exchange Agent or to such other agent or agents as may be appointed by United, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing the number of whole shares of United Capital Stock, to which such holder is entitled pursuant to Section 1.6 and cash in lieu of fractional shares pursuant to
Section 1.6(f), and the Certificate so surrendered shall be canceled. Until surrendered, each outstanding Certificate that, prior to the Effective Time, represented shares of Lothian Capital Stock will be deemed from and after the Effective Time, for all corporate purposes, to evidence the ownership of the number of full shares of United Capital Stock into which such shares of Lothian Capital Stock shall have been so converted and the right to receive cash in lieu of fractional shares as provided herein.

             (c) Distributions With Respect to Unexchanged Shares of Lothian Capital Stock. No dividends or other distributions with respect to United Capital Stock declared or made after the Effective Time and with a record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the shares of United Capital Stock represented thereby until the holder of record of such Certificate shall surrender such Certificate as provided in Section 1.8 or otherwise accepted by United. Subject to applicable Law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of United Capital Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore payable (but for the provisions of this Section 1.8(c)) with respect to such whole shares of United Capital Stock.

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

             (d) Transfers of Ownership. If any certificate for shares of United Capital Stock is to be issued pursuant to the Merger in a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to United or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of United Capital Stock in any name other than that of the registered holder of the Certificate surrendered, or established to the satisfaction of United or any agent designated by it that such tax has been paid or is not payable.

         1.9 No Further Ownership Rights in Lothian Capital Stock. All shares of United Capital Stock issued upon the surrender for exchange of shares of Lothian Capital Stock in accordance with the terms hereof (including any cash in lieu of fractional shares) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Lothian Capital Stock, and there shall be no further registration of transfers on the records of Lothian of shares of Lothian Capital Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

         1.10 Lost, Stolen or Destroyed Certificates. In the event any Certificates shall have been lost, stolen or destroyed, the owner of such lost, stolen or destroyed Certificates shall provide United with an affidavit of that fact and indemnity in standard form.

         1.11 Further Action. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Lothian, the officers and directors of the Surviving Corporation are fully authorized to take, and will take, all such lawful and necessary action.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF LOTHIAN

         Lothian hereby represents and warrants to United, subject to such exceptions and qualifications as are specifically disclosed in the Lothian disclosure schedule and schedule of exceptions of Lothian (the "Lothian Disclosure Schedule") delivered herewith and dated as of the date hereof as follows:

         2.1 Organization and Qualification. Lothian and each of the Lothian Subsidiaries is a corporation duly organized, validly existing and in good standing under the Laws of the state or province of its incorporation, and has all requisite corporate power and authority to conduct its business as now conducted and as currently proposed to be conducted and to own, use, license and lease its Assets and Properties. Lothian and each of the Lothian Subsidiaries is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership, use, licensing or leasing of its Assets and Properties, or the conduct or nature of its businesses, makes such qualification, licensing or admission necessary, except for such failures to be so duly qualified, licensed or admitted and in good standing that could not reasonably be expected to have a Material Adverse Effect on Lothian. Section 2.1 of the Lothian Disclosure Schedule sets forth each jurisdiction where Lothian and each of the Lothian Subsidiaries is so qualified to do business and separately lists each other jurisdiction in which Lothian and each of the Lothian Subsidiaries owns, uses, licenses or leases any material Assets or Properties, has established a local office or other permanent local presence or has employees or engages independent contractors.

         2.2 Authority Relative to This Agreement. Subject only to the requisite approval of the Merger, this Agreement and the other agreements attached as exhibits hereto (the "Ancillary Agreements") by the stockholders of Lothian, Lothian has all requisite corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Lothian of this Agreement and the Ancillary Agreements to which Lothian is a party and the consummation by Lothian of the transactions contemplated hereby and thereby, and the performance by Lothian of its obligations hereunder and thereunder, have been duly and validly authorized by all necessary action by the Board of Directors of Lothian, and no other action on the part of the Board of Directors of Lothian is required to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements to which Lothian is a party by Lothian and the consummation by Lothian of the transactions contemplated hereby and thereby. This Agreement and the Ancillary Agreements to which Lothian is a party have been duly and validly executed and delivered by Lothian and, assuming the due authorization and valid execution and delivery of this Agreement by United and each Ancillary Agreement by each party (other than Lothian) to such Ancillary Agreement, each constitutes a legal, valid and binding obligation of Lothian enforceable against Lothian in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors' rights generally and by general principles of equity.

         2.3 Capitalization. The authorized capital stock of Lothian consists only of 95,000,000 shares of common stock, $0.001 par value per share (the "Lothian Common Stock"), of which 27,286,828 shares of Lothian Common Stock are issued and outstanding, and 5,000,000 shares of Preferred Stock, $0.001 par value per share (the "Lothian Preferred Stock"). The designation and status of Lothian Preferred Stock is as follows: (i) 220,000 shares are designated as Series A Convertible Preferred Stock, of which 170,416 shares are issued and outstanding (the "Lothian Series A Preferred Stock"), (ii) 50,000 shares are designated as Series B-1 Convertible Preferred Stock, of which 50,000 shares are issued and outstanding (the "Lothian Series B-1 Preferred Stock"), and (iii) 75,000 shares are designated Series B-2 Convertible Preferred Stock, none of which are issued or outstanding, but all of which are reserved for issuance in connection with Lothian Warrants (the "Lothian Series B-2 Preferred Stock"). All of the issued and outstanding shares of Lothian Common Stock and Lothian Preferred Stock are validly issued, fully paid and nonassessable, and have been issued in compliance with all applicable federal, state and foreign securities Laws. Except as set forth in Section 2.3 of the Lothian Disclosure Schedule, (a) no shares of Lothian Common Stock or Lothian Preferred Stock are held in treasury or are authorized or reserved for issuance and (b) no Options are outstanding. Section 2.3 of the Lothian Disclosure Schedule lists the name (and, if such holder is not an employee of Lothian, the address) of such holder of Lothian Common Stock, Lothian Preferred Stock, Lothian Option and Lothian Warrant. Except as set forth Section 2.3 of the Lothian Disclosure Schedule, there are no agreements, arrangements or understandings to which Lothian is a party (written or oral) to issue any Options with respect to Lothian and there are no preemptive rights or agreements, arrangements or understandings to issue preemptive rights with respect to the issuance or sale of Lothian Capital Stock created by statute, the Certificate of incorporation or Bylaws of Lothian, or any agreement or other arrangement to which Lothian is a party or to which it is bound and there are no agreements, arrangements or understandings to which Lothian is a party (written or oral) pursuant to which Lothian has the right to elect to satisfy any Liability by issuing Lothian Common Stock or Equity Equivalents. With respect to each Lothian Option and each Lothian Warrant,
Section 2.3 of the Lothian Disclosure Schedule sets forth the holder thereof, the number and type of securities issuable thereunder, and, if applicable, the exercise price therefor, the exercise period and vesting schedule thereof (including a description of the circumstances under which such vesting schedule can or will be accelerated). All Lothian Options and Lothian Warrants were issued in compliance with all applicable federal, state and foreign securities Laws. Except as set forth in Section 2.3 of the Lothian Disclosure Schedule, Lothian is not a party or subject to any agreement or understanding, and, to Lothian's knowledge, there is no agreement, arrangement or understanding between or among any Persons which affects, restricts or relates to voting, giving of written consents, dividend rights or transferability of shares with respect to Lothian Capital Stock, including any voting trust agreement or proxy.

         2.4 Subsidiaries. Lothian Oil Texas I, Inc., a Texas corporation, Lothian Oil Texas II, Inc., a Texas corporation and Lothian Oil (USA), Inc., a Texas corporation (together, the "Lothian Subsidiaries", each, a "Lothian Subsidiary") are each a wholly-owned subsidiary of Lothian. Except for Lothian Subsidiaries, Lothian has (and prior to the Closing will have) no Subsidiaries and does not (and prior to the Closing will not) otherwise hold any equity, membership, partnership, joint venture or other ownership interest in any Person. There are no outstanding options, warrants, or other rights to acquire capital stock of the Lothian Subsidiaries or securities convertible into or exchangeable for such stock.

         2.5 No Conflicts. The execution and delivery by Lothian of this Agreement does not, and the performance by Lothian of its obligations under this Agreement and the consummation of the transactions contemplated hereby do not and will not:

             (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of Lothian or the Lothian Subsidiaries;

             (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Section 2.5 of the Lothian Disclosure Schedule, if any, conflict with or result in a violation or breach of any Law or Order applicable to Lothian or the Lothian Subsidiaries or any of their respective Assets and Properties; or

             (c)  except as would not have a Material Adverse Effect on Lothian
(i) conflict with or result in a violation or breach of, (ii) constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, (iii) require Lothian or the Lothian Subsidiaries to obtain any consent, approval or action of, make any filing with or give any notice to any Person (other than the filing of the Delaware Certificate of Merger together with the required officers' certificates, any filing required under the HSR Act in connection with the Merger and such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under state or federal securities Laws) as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to,
(v) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments or performance under,
(vi) result in the creation or imposition of (or the obligation to create or impose) any material Lien upon Lothian or the Lothian Subsidiaries or any of their respective material Assets or Properties, or (vii) result in the loss of a material benefit under any material Contract or License to which Lothian or the Lothian Subsidiaries is or are a party or by which any of Lothian's or the Lothian Subsidiaries' material Assets and Properties are bound.

         2.6 Books and Records; Organizational Documents. The minute books and stock record books and other similar records of Lothian and the Lothian Subsidiaries have been provided or made available to United or its counsel prior to the execution of this Agreement, are complete and correct in all material respects and have been maintained in accordance with customary business practices. Such minute books contain a true and complete record of all actions taken at all meetings and by all written consents in lieu of meetings of the directors, stockholders and committees of the Board of Directors of Lothian and the Lothian Subsidiaries from the date of Lothian's and the Lothian Subsidiaries' respective incorporation through the date hereof. Lothian has, prior to the execution of this Agreement, delivered to United true and complete copies of its and the Lothian Subsidiaries' Certificates of Incorporation and Bylaws, as amended through the date hereof. Neither Lothian nor any of the Lothian Subsidiaries is in violation of any provisions of its Certificate of Incorporation or Bylaws as so amended.

         2.7 Lothian Financial Statements. Schedule 2.7 to the Lothian Disclosure Schedule sets forth the Lothian Financials. Lothian Financials delivered to United are correct and complete in all material respects and have been prepared in accordance with GAAP applied on a basis consistent throughout the periods indicated (except, with respect to any Lothian Financials that are unaudited, for the absence of notes thereto and the effect of the absence of notes thereto and the effect of the absence of year-end audit adjustments) and consistent with each other (except as indicated in the notes thereto, as delivered to United prior to the date hereof). Lothian Financials present fairly the financial condition and operating results of Lothian as of the dates and during the periods indicated therein. Since the Lothian Financial Statement Date, there has been no change in any accounting policies, principles, methods or practices, including any material change with respect to reserves (whether for bad debts, contingent liabilities or otherwise), of Lothian.

         2.8 Absence of Changes. Except as set forth in Section 2.8 of the Lothian Disclosure Schedule, since the Lothian Financial Statement Date, there has not been any material adverse change in the Business or Condition of Lothian or any occurrence or event which, individually or in the aggregate, is reasonably expected to have Material Adverse Effect on Lothian. In addition, without limiting the generality of the foregoing, except as expressly contemplated by this Agreement, or otherwise set forth in Section 2.8 of the Lothian Disclosure Schedule, since the Lothian Financial Statement Date:

             (a) neither Lothian nor the Lothian Subsidiaries has entered into any material Contract or other material commitment or transaction;

             (b) there has not been any material amendment or other material modification (or agreement to do so), or material violation of the terms of, any of the material Contracts set forth or described in Section 2.16(a)(1) of the Lothian Disclosure Schedule;

             (c) there has not been any amendment to Lothian's Certificate of Incorporation or Bylaws;

             (d) there has not been any transfer (by way of a License or otherwise) to any Person of rights to any material Lothian Intellectual Property, other than licenses in the ordinary course of business consistent with past practice;

             (e) neither Lothian nor the Lothian Subsidiaries has made any change in accounting policies, principles, methods, practices or procedures (including for bad debts, contingent liabilities or otherwise, respecting capitalization or expense of research and development expenditures, depreciation or amortization rates or timing of recognition of income and expense);

             (f) Lothian has taken all commercially reasonable action required to maintain, renew, extend or enforce any material Lothian Intellectual Property;

             (g) there has been no physical damage, destruction or other casualty loss (whether or not covered by insurance) affecting any of the real or personal property or equipment of Lothian or in an amount exceeding one hundred thousand dollars ($100,000) individually or two hundred fifty thousand dollars ($250,000) in the aggregate; and

             (h) neither Lothian nor the Lothian Subsidiaries has entered into or approved any contract, arrangement or understanding or acquiesced in respect of any arrangement or understanding, to do, engage in or cause or having the effect of any of the foregoing.

         2.9 No Undisclosed Liabilities. Except as reflected or reserved against in Lothian Financials (including the notes thereto) or otherwise set forth in
Section 2.9 of the Lothian Disclosure Schedule, Lothian has no material Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice since the Lothian Financial Statement Date.

         2.10 Taxes.

             (a) All Tax Returns, statements, reports, declarations and other forms and documents (including without limitation estimated Tax Returns and reports and material information statements, returns and reports) required to be filed with any Taxing Authority with respect to any Taxable period ending on or before the Effective Time, by or on behalf of Lothian, have been or will be completed and filed when due (including any extensions of such due date) and all amounts shown due on such Tax Returns on or before the Effective Time have been or will be paid on or before such date. All such Tax Returns are true, accurate and complete as filed. The Lothian December 31, 2005 unaudited balance sheet included in the Lothian Financial Statements (the "Lothian Balance Sheet") (i) fully accrues all Lothian's actual and contingent liabilities for Taxes with respect to all periods through December 31, 2005 and Lothian has not and will not incur any Tax liability in excess of the amount reflected on such Lothian Balance Sheet with respect to such periods (excluding any amount thereof that reflects timing differences between the recognition of income for purposes of GAAP and for Tax purposes), and (ii) properly accrues in accordance with GAAP all material liabilities for Taxes payable after December 31, 2005 with respect to all transactions and events occurring on or prior to such date. All information set forth in the notes to the Lothian Financial Statements relating to Tax matters is true, complete and accurate in all material respects. No material Tax liability since December 31, 2005 has been or will be incurred by Lothian other than in the ordinary course of business, and adequate provision has been made by Lothian for all Taxes since that date in accordance with GAAP on at least a quarterly basis.

             (b) Lothian has previously provided or made available to United true and correct copies of all Tax Returns. Lothian has withheld and paid to the applicable financial institution or Taxing Authority all amounts required to be withheld. Lothian (or any member of any affiliated or combined group of which Lothian has been a member) has not granted any extension or waiver of the limitation period applicable to any Tax Returns that is still in effect. There is no material claim, audit, action, suit, proceeding, or (to the knowledge of Lothian) investigation now pending or (to the knowledge of Lothian) threatened against or with respect to Lothian in respect of any Tax or assessment. No notice of deficiency or similar document of any Taxing Authority asserting that Lothian has unpaid Tax liability has been received by Lothian, and there are no liabilities for Taxes (including liabilities for interest, additions to Tax and penalties thereon and related expenses) with respect to the issues that have been raised (and are currently pending) by any Taxing Authority that could, if determined adversely to Lothian, materially and adversely affect the liability of Lothian for Taxes. There are no liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of Lothian. Lothian has never been a member of an affiliated group of corporations, within the meaning of Section 1504 of the Code. Lothian is in full compliance with all the terms and conditions of any Tax exemptions or other Tax-sharing agreement or order of a foreign government and the consummation of the Merger will not have any adverse effect on the continued validity and effectiveness of any such Tax exemption or other Tax-sharing agreement or order. Neither Lothian nor any Person on behalf of Lothian has entered into or will enter into any agreement or consent pursuant to the collapsible corporation provisions of Section 341(f) of the Code (or any corresponding provision of state, local or foreign income tax Law) or agreed to have Section 341(f)(2) of the Code (or any corresponding provision of state, local or foreign income tax Law) apply to any disposition of any asset owned by Lothian. None of the assets of Lothian is property that Lothian is required to treat as being owned by any other Person pursuant to the so-called "safe harbor lease" provisions of former Section 168(f)(8) of the Code. None of the assets of Lothian directly or indirectly secures any debt the interest on which is tax-exempt under Section 103(a) of the Code. None of the assets of Lothian is "tax-exempt use property" within the meaning of Section 168(h) of the Code. Lothian has not made and will not make a deemed dividend election under Treas. Reg. Section 1.1502-32(f)(2) or a consent dividend election under Section 565 of the Code. Lothian has never been a party (either as a distributing corporation or as a corporation that has been distributed) to any transaction intended to qualify under Section 355 of the Code or any corresponding provision of state Law. Lothian does not have and has not had a permanent establishment in any foreign country, as defined in any applicable tax treaty or convention between the United States of America and any such foreign country. Lothian has never elected to be treated as an S-corporation under Section 1362 of the Code or any corresponding provision of federal or state Law. All material elections with respect to Lothian's Taxes made during the fiscal year ending, March 31, 2005 are reflected on the Lothian Tax Returns for such period, a copy of which have been provided or made available to United. After the date of this Agreement, no material election with respect to Taxes not made in the ordinary course of business will be made without the prior written consent of United, which consent will not be unreasonably withheld or delayed. Lothian is not party to any joint venture, partnership, or other arrangement or contract which could be treated as a partnership for federal income tax purposes. Lothian is not currently, and never has been, subject to the reporting requirements of Section 6038A of the Code. There is no agreement, contract or arrangement to which Lothian is a party that could, individually or collectively, result in the payment of any amount that would not be deductible by reason of Sections 280G (as determined without regard to Section 280G(b)(4) and (5)), 162(a) (by reason of being unreasonable in amount), 162 (b) through (p) or 404 of the Code. Lothian is not a party to or bound by any Tax indemnity, Tax sharing or Tax allocation agreement (whether written or unwritten or arising under operation of federal Law as a result of being a member of a group filing consolidated Tax Returns, under operation of certain state Laws as a result of being a member of a unitary group, or under comparable Laws of other states or foreign jurisdictions) which includes a party other than Lothian nor does Lothian owe any amount under any such Agreement. Lothian is not, and has not been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. Other than by reason of the Merger, Lothian has not been and will not be required to include any material adjustment in Taxable income for any Tax period (or portion thereof) pursuant to Section 481 or 263A of the Code or any comparable provision under state or foreign Tax Laws as a result of transactions, events or accounting methods employed prior to the Merger.

             (c) As used in this Section 2.10, the term "Lothian" means Lothian and any entity included in, or required under GAAP to be included in, any of the Lothian Financials.

         2.11 Legal Proceedings. Except as set forth in Section 2.11 of the Lothian Disclosure Schedule:

             (a) there are no Actions or Proceedings pending or, to the knowledge of Lothian, threatened against, relating to or affecting Lothian or the Lothian Subsidiaries or their respective Assets and Properties; and

             (b) neither Lothian nor the Lothian Subsidiaries has received notice, and does not otherwise have knowledge of any Orders outstanding against Lothian or the Lothian Subsidiaries.

         2.12 Compliance with Laws and Orders. Neither Lothian nor any Lothian Subsidiary has violated in any material respect, and is not currently in default in any material respect under, any Law or Order applicable to Lothian or Lothian Subsidiary or any of their respective Assets and Properties.

         2.13 Employee Benefit Plans.

             (a) Except for the plans and agreements listed in Section 2.13 of the Lothian Disclosure Schedule (collectively, the "Plans"), neither Lothian nor the Lothian Subsidiaries maintains, is a party to, contributes to or is obligated to contribute to, and neither Lothian's nor the Lothian Subsidiaries' employees or former employees and their dependents or survivors receive benefits under, any of the following (whether or not set forth in a written document):

                  (i) any employee benefit plan, as defined in section 3(3) of ERISA;

                  (ii) any bonus, deferred compensation, incentive, restricted stock, stock purchase, stock option, stock appreciation right, phantom stock, supplemental pension, executive compensation, cafeteria benefit, dependent care, director or employee loan, fringe benefit, sabbatical, severance, termination pay or similar plan, program, policy, agreement or arrangement (other than any such item provided solely pursuant to the terms of a written or oral contract with any individual employee that is disclosed in Section 2.13 of the Lothian Disclosure Schedule); or

                  (iii) any plan, program, agreement, policy, commitment or other arrangement relating to the provision of any benefit described in section 3(1) of ERISA to former employees or directors or to their survivors, other than procedures intended to comply with COBRA.

             (b) Neither Lothian nor any ERISA Affiliate has, since December 31, 2005, terminated, suspended, discontinued contributions to or withdrawn from any employee pension benefit plan, as defined in section 3(2) of ERISA, including (without limitation) any multiemployer plan, as defined in section 3(37) of ERISA.

             (c) Lothian has agreed to provide to United prior to Closing complete, accurate and current copies of each of the following:

                  (i) The text (including amendments) of each of the Plans, to the extent reduced to writing;

                  (ii) A summary of each of the Plans, to the extent not previously reduced to writing;

                  (iii) With respect to each Plan that is an employee benefit plan (as defined in section 3(3) of ERISA), the following:

                         (A) The most recent summary plan description that has
been prepared, as described in section 102 of ERISA;

                         (B) Any summary of material modifications that has been
distributed to participants or filed with the U.S. Department of Labor but that has not been incorporated in an updated summary plan description furnished under Subparagraph (A) above; and

                         (C) The annual report, as described in section 103 of
ERISA, and (where applicable) actuarial reports, for the most recent plan year for which an annual report or actuarial report has been prepared; and

                  (iv) With respect to each Plan that is intended to qualify under section 401(a) of the Code, the most recent determination letter concerning the Plan's qualification under section 401(a) of the Code, as issued by the IRS, and any subsequent determination letter application.

             (d) With respect to each Plan that is an employee benefit plan (as defined in section 3(3) of ERISA), the requirements of ERISA applicable to such Plan have been satisfied, except to the extent that a failure to satisfy any of such requirements would not have a Material Adverse Effect.

             (e) With respect to each Plan that is subject to COBRA, the requirements of COBRA applicable to such Plan have been satisfied, except to the extent that a failure to satisfy any of such requirements would not have a Material Adverse Effect.

             (f) With respect to each Plan that is subject to the Family Medical Leave Act of 1993, as amended, the requirements of such Act applicable to such Plan have been satisfied, except to the extent that a failure to satisfy any of such requirements would not have a Material Adverse Effect.

             (g) Each Plan that is intended to qualify under section 401(a) of the Code meets the requirements for qualification under section 401(a) of the Code and the regulations thereunder, except to the extent that such requirements may be satisfied by adopting retroactive amendments under section 401(b) of the Code and the regulations thereunder. Each such Plan has been administered in accordance with its terms (or, if applicable, such terms as will be adopted pursuant to a retroactive amendment under section 401(b) of the Code) and the applicable provisions of ERISA and the Code and the regulations thereunder, except to the extent that a failure to be so administered would not have a Material Adverse Effect.

             (h) Neither Lothian nor any ERISA Affiliate has any accumulated funding deficiency under section 412 of the Code or any termination or withdrawal liability under Title IV of ERISA. For purposes of determining any accumulated funding deficiency under section 412 of the Code, the term "ERISA Affiliate" shall include any entity that is deemed to be a member of the same "controlled group" within the meaning of section 414(m) or (o) of the Code.

             (i) All contributions, premiums or other payments due from Lothian or the Lothian Subsidiaries to (or under) any Plan have been fully paid or adequately provided for on the books and financial statements of Lothian or the Lothian Subsidiaries. All accruals (including, where appropriate, proportional accruals for partial periods) have been made in accordance with prior practices.

             (j) Except as disclosed in Section 2.13 of the Lothian Disclosure Schedule, the consummation of the transactions contemplated by this Agreement (excluding any employment agreement with United entered into by any employee or director of Lothian in connection with this Agreement) will not result in (i) any amount becoming payable to any employee, director or independent contractor of Lothian or the Lothian Subsidiaries, (ii) the acceleration of payment or vesting of any benefit, option or right to which any employee, director or independent contractor of Lothian or the Lothian Subsidiaries may be entitled,
(iii) the forgiveness of any Indebtedness of any employee, director or independent contractor of Lothian or the Lothian Subsidiaries or (iv) any cost becoming due or accruing to Lothian or the Lothian Subsidiaries or United with respect to any employee, director or independent contractor of Lothian or the Lothian Subsidiaries.

             (k) Other than routine claims for benefits under the Plans, there are no pending, or, to the best knowledge of Lothian, threatened Actions or Proceedings involving the Plans, or the fiduciaries, administrators, or trustees of any of the Plans or Lothian or the Lothian Subsidiaries or any of their ERISA Affiliates as the employer or sponsor under any Plan, with any of the IRS, the Department of Labor, the PBGC, any participant in or beneficiary of any Plan or any other Person whomsoever. None of Lothian or any Lothian Subsidiary knows of any reasonable basis for any such claim, lawsuit, dispute, action or controversy.

         2.14 Title to Property. Except for title to Lothian Intellectual Property, which is covered by Section 2.15 below, and except as set forth in
Section 2.14 of the Lothian Disclosure Schedule, Lothian and the Lothian Subsidiaries have good and marketable title to all of their respective material properties, interests in properties and assets, real and personal, reflected in Lothian Financials or acquired after the Lothian Financial Statement Date (except properties, interests in properties and assets sold or otherwise disposed of since the Lothian Financial Statement Date in the ordinary course of business), free and clear of all material mortgages, liens, pledges, charges or encumbrances of any kind or character, except (i) liens for current taxes not yet due and payable, (ii) such imperfections of title, liens and easements as do not and will not materially detract from or interfere with the use of the properties subject thereto or affected thereby, or otherwise materially impair business operations involving such properties and (iii) liens securing debt which is reflected on Lothian Financials. The plants, property and equipment of Lothian and the Lothian Subsidiaries that are used in the operations of its businesses are in good operating condition and repair, subject to normal wear and tear. All properties used in the operations of Lothian and the Lothian Subsidiaries are reflected in Lothian Financials to the extent generally accepted accounting principles required the same to be reflected as of the dates of such Lothian Financials. With respect to properties and assets leased by Lothian and the Lothian Subsidiaries, Lothian and each Lothian Subsidiary, as applicable, holds valid leasehold interests in such properties and assets in accordance with the terms of the agreements governing such leases.

         2.15 Intellectual Property.

             (a) Lothian has all requisite right, title and interest in or valid and enforceable rights under Contracts or Licenses to use all Lothian Intellectual Property necessary to the conduct of its business as presently conducted. Each item of Lothian Intellectual Property, either is owned exclusively by Lothian, free and clear of any Liens, or is licensed to Lothian under a valid License granting sufficient rights to permit Lothian to conduct its business as presently conducted. To the best of its knowledge, Lothian owns or has the valid right to use all trademarks, service marks and trade names used by Lothian in connection with the operation or conduct of the business of Lothian, including the sale of any products or technology or the provision of any services by Lothian. Lothian owns exclusively, and has good title to, all copyrighted works that are Lothian products or other works of authorship that Lothian otherwise purports to own; provided, however, that such works may incorporate copyrighted works or works of authorship, trademarks or trade names of third parties which are licensed to Lothian or are in the public domain. Except pursuant to agreements in the ordinary course of business, neither Lothian nor the Lothian Subsidiaries has transferred ownership of any Lothian Intellectual Property to any other Person.

             (b) To the extent that any Lothian Intellectual Property that is material to Lothian's business has been developed or created by any Person other than Lothian, Lothian has a written agreement with such Person with respect thereto and Lothian has either (i) obtained ownership of, and is the exclusive owner of, all such Intellectual Property by operation of Law or by valid assignment of any such rights or (ii) obtained a License under or to such Intellectual Property.

             (c) The operation of the business of Lothian as currently conducted, including Lothian's design, development, use, import, manufacture and sale of the products, technology or services (including products, technology or services currently under development) of Lothian: (i) does not infringe the copyright or misappropriate the trade secrets of any Person; (ii) to the best of Lothian's knowledge, does not infringe the patent rights or trademark rights of any Person; (iii) does not violate in any material respect the rights of any Person (including rights to privacy or publicity other than patent rights or trademark rights described above); and, (iv) does not constitute unfair competition or an unfair trade practice under any Law. None of Lothian or any Lothian Subsidiary has received notice from any Person claiming that such operation or any act, product, technology or service (including products, technology or services currently under development) of Lothian or the Lothian Subsidiaries infringes or misappropriates the Intellectual Property of any Person or constitutes unfair competition or trade practices under any Law.

             (d) Each item of Lothian Registered Intellectual Property is valid and subsisting, and all necessary registration, maintenance, renewal fees, annuity fees and taxes in connection with such Registered Intellectual Property have been paid and all necessary documents and certificates in connection with such Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions in which such Registered Intellectual Property is registered, as the case may be, for the purposes of maintaining such Registered Intellectual Property.

             (e) There are no Contracts or Licenses between Lothian and any other Person with respect to Lothian Intellectual Property under which there is any dispute known to Lothian regarding the scope of such Contract or License, or performance under such Contract or License, including any dispute with respect to any payments to be made or received by Lothian thereunder.

             (f) Lothian has taken all requisite commercially reasonable steps to maintain and preserve the confidentiality of Lothian's confidential information and trade secrets of Lothian or any similar information provided by any other Person to Lothian subject to a duty of confidentiality. Without limiting the generality of the foregoing, Lothian has, and enforces, a policy requiring each employee, consultant and independent contractor to execute proprietary information, confidentiality and invention assignment agreements.

        2.16 Contracts.

             (a) Section 2.16(a)(1) of the Lothian Disclosure Schedule contains a true and complete list of each of Lothian's and the Lothian Subsidiaries' Contracts that are material to Lothian's business, operations or financial condition (true and complete copies or, if none, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto and all waivers of any terms thereof, have been made available to United prior to the execution of this Agreement).

             (b) Each Contract required to be disclosed in Section 2.16(a) of the Lothian Disclosure Schedule is in full force and effect and constitutes a legal, valid and binding agreement of Lothian or the Lothian Subsidiaries, enforceable against Lothian or the Lothian Subsidiaries in accordance with its terms (subject to the effect of bankruptcy and other Laws affecting the rights of creditors generally and limitations on the enforcement of contracts under principles of equity), and, to the knowledge of Lothian, each other party thereto (subject to the effect of bankruptcy and other Laws affecting the rights of creditors generally and limitations on the enforcement of contracts under principles of equity), and, to the knowledge of Lothian, no other party to such Contract is, nor has received notice that it is, in material violation or breach of or default under any such Contract (or with notice or lapse of time or both, would be in material violation or breach of or default under any such Contract).

             (c) None of Lothian or any Lothian Subsidiary is a party to or bound by any Contract that (i) automatically terminates or allows termination by the other party thereto upon consummation of the transactions contemplated by this Agreement or (ii) contains any covenant or other provision which limits Lothian's or the Lothian Subsidiaries' ability to compete with any Person in any line of business or in any area or territory.

        2.17 Insurance. Lothian and the Lothian Subsidiaries have policies of insurance and bonds of the type and in amounts customarily carried by companies conducting businesses or owning assets similar to those of Lothian and Lothian Subsidiary. There is no material claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and Lothian and the Lothian Subsidiaries are otherwise in compliance with the terms of such policies and bonds. None of Lothian or any Lothian Subsidiary has knowledge of any threatened termination of, or material premium increase with respect to, any of such policies.

         2.18 Affiliate Transactions. Except as disclosed in Section 2.18 of the Lothian Disclosure Schedule, and except for any stock purchase agreements, stock option agreements, the Lothian Warrants and invention assignment or confidentiality agreements in favor of Lothian or the Lothian Subsidiaries, (i) there are no Contracts or Liabilities between Lothian or the Lothian Subsidiaries, on the one hand, and (A) any current or former officer, director, stockholder, or to Lothian's knowledge, any Affiliate or Associate of Lothian or a Lothian Subsidiary or (B) any Person who, to Lothian's knowledge, is an Associate of any such officer, director, stockholder or Affiliate, on the other hand, (ii) neither Lothian nor the Lothian Subsidiaries provides or causes to be provided any assets, services or facilities to any such current or former officer, director, stockholder, Affiliate or Associate, (iii) none of Lothian, any Lothian Subsidiary or any of their respective current or former officers, directors, stockholders, Affiliates or Associates provides or causes to be provided any assets, services or facilities to Lothian or the Lothian Subsidiaries and (iv) none of Lothian or any Lothian Subsidiary beneficially owns, directly or indirectly, any Investment Assets of any of their respective current or former officers, directors, stockholders, Affiliates or Associates.

        2.19 Employees; Labor Relations.

             (a) None of Lothian or any Lothian Subsidiary is a party to any collective bargaining agreement and there are no unfair labor practice or labor arbitration proceedings pending with respect to Lothian or the Lothian Subsidiaries, or, to the knowledge of Lothian, threatened, and there are no facts or circumstances known to Lothian that could reasonably be expected to give rise to such complaint or claim. To the knowledge of Lothian, there are no organizational efforts presently underway or threatened involving any employees of Lothian or the Lothian Subsidiaries or any of the employees performing work for Lothian or the Lothian Subsidiaries but those provided by an outside employment agency, if any. There has been no work stoppage, strike or other concerted action by employees of Lothian or any Lothian Subsidiary.

             (b) Except as set forth in Section 2.19(b) of the Lothian Disclosure Schedule, all employees of Lothian and the Lothian Subsidiaries are employed at will. Section 2.19(b) of the Lothian Disclosure Schedule sets forth, individually and by category, the name of each officer, employee and consultant, together with such person's position or function, annual base salary or wage and any incentive, severance or bonus arrangements with respect to such person. To the knowledge of Lothian or the Lothian Subsidiaries, no employee of Lothian any Lothian Subsidiary has made any threat, or otherwise revealed his or her intent, to terminate such employee's relationship with Lothian or the Lothian Subsidiaries, for any reason, including because of the consummation of the transactions contemplated by this Agreement. None of Lothian or any Lothian Subsidiary is a party to any agreement for the provision of labor from any outside agency. To the knowledge of Lothian or the Lothian Subsidiaries, there have been no claims by employees of such outside agencies, if any, with regard to employees assigned to work for Lothian or any Lothian Subsidiary, and no claims by any Governmental or Regulatory Authority with regard to such employees except as set forth in Section 2.19(b) of the Lothian Disclosure Schedule.

             (c) There have been no federal or state claims based on sex, sexual or other harassment, age, disability, race or other discrimination or common Law claims, including claims of wrongful termination, by any employees of Lothian or the Lothian Subsidiaries or by any of the employees performing work for Lothian or the Lothian Subsidiaries but those provided by an outside employment agency, and there are no facts or circumstances known to Lothian that could reasonably be expected to give rise to such complaint or claim. Both Lothian and the Lothian Subsidiaries have complied in all material respects with all Laws related to the employment of employees and, except as set forth in Section 2.19(c) of the Lothian Disclosure Schedule, neither Lothian nor the Lothian Subsidiaries has received any notice of any claim that it has not complied in any material respect with any Laws relating to the employment of employees, including any provisions thereof relating to wages, hours, collective bargaining, the payment of Social Security and similar taxes, equal employment opportunity, employment discrimination, the Worker Adjustment and Retraining Notification Act, employee safety, or that it is liable for any arrearages of wages or any taxes or penalties for failure to comply with any of the foregoing.

             (d) None of Lothian or any Lothian Subsidiary has written policies and/or employee handbooks or manuals except as described in Section 2.19(d) of the Lothian Disclosure Schedule.

             (e) To the knowledge of Lothian, no officer, employee or consultant of Lothian or the Lothian Subsidiaries is obligated under any Contract or other agreement or subject to any Order or Law that would interfere with Lothian's or the Lothian Subsidiaries' businesses as currently conducted. To the knowledge of Lothian, neither the execution nor delivery of this Agreement, nor the carrying on of Lothian's or the Lothian Subsidiaries' businesses as presently conducted nor any activity of such officers, employees or consultants in connection with the carrying on of Lothian's or Lothian Subsidiaries' businesses as presently conducted, will conflict with or result in a breach of the terms, conditions or provisions of, constitute a default under, or trigger a condition precedent to any rights under, any Contract or other agreement under which any of such officers, employees or consultants is now bound.

             (f) Lothian and the Lothian Subsidiaries have complied in all material respects with the verification requirements and the record-keeping requirements of the Immigration Reform and Control Act of 1986 ("IRCA"); to the best knowledge of Lothian, the information and documents on which Lothian and the Lothian Subsidiaries relied to comply with IRCA are true and correct; and there have not been any discrimination complaints filed against Lothian or the Lothian Subsidiaries pursuant to IRCA, and to the best knowledge of Lothian or the Lothian Subsidiaries, there is no basis for the filing of such a complaint.

        2.20 Environmental Matters.

             (a) Lothian and the Lothian Subsidiaries possess all Environmental Permits required for the operation of their businesses.

             (b) Lothian and the Lothian Subsidiaries are in compliance in all material respects with (i) all terms, conditions and provisions of its Environmental Permits; and (ii) all Environmental Laws.

             (c) Neither Lothian nor, to the knowledge of Lothian, any Lothian Subsidiary or any predecessor of Lothian nor any entity previously owned by Lothian has any obligation or liability with respect to any Hazardous Material, including any Release or threatened or suspected Release of any Hazardous Material, and there have been no events, facts or circumstances since the date of incorporation of Lothian and the Lothian Subsidiaries which could reasonably be expected to form the basis of any such obligation or liability.

             (d) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or for Lothian or any Lothian Subsidiary or, to the knowledge of Lothian, by or for any other Person with respect to any Site while Lothian or any Lothian Subsidiary has occupied the Site, which have not been delivered to United prior to execution of this Agreement.

        2.21 Other Negotiations; Brokers; Third Party Expenses. Neither Lothian nor, to the knowledge of Lothian, any of its Affiliates (nor any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of Lothian or at Lothian's direction) (a) has entered into any Contract that conflicts with any of the transactions contemplated by this Agreement or (b) other than with respect to Third Party Expenses expected to be incurred by Lothian in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby, has entered into any Contract or had any discussions with any Person regarding any transaction involving Lothian which could reasonably be expected to result in United, Lothian or any general partner, limited partner, manager, officer, director, employee, agent or Affiliate of any of them being subject to any claim for liability to said Person as a result of entering into this Agreement or consummating the transactions contemplated hereby.

        2.22 Foreign Corrupt Practices Act. None of Lothian, the Lothian Subsidiaries, or to the knowledge of Lothian, any agent, employee or other Person acting on behalf of Lothian or any Lothian Subsidiary has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment.

        2.23 Tax-Free Reorganization. To the knowledge of Lothian, after Good Faith Consultation with Lothian's independent accountants, neither Lothian nor any of its directors, officers or stockholders has taken any action which could reasonably be expected to jeopardize the status of the Merger as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code.

        2.24 Approvals.

             (a) Section 2.24(a) of the Lothian Disclosure Schedule contains a list of all material Approvals of Governmental or Regulatory Authorities relating to the business conducted by Lothian which are required to be given to or obtained by Lothian prior to the Closing from any and all Governmental or Regulatory Authorities in connection with the consummation of the transactions contemplated by this Agreement.

             (b) Section 2.24(b) of the Lothian Disclosure Schedule contains a list of all material Approvals which are required to be given to or obtained by Lothian prior to the Closing from any and all third parties other than Governmental or Regulatory Authorities in connection with the consummation of the transactions contemplated by this Agreement.

             (c) Lothian has obtained all material Approvals from Governmental or Regulatory Authorities necessary to conduct the business conducted by Lothian in the manner as it is currently being conducted and there has been no written notice received by Lothian of any material violation or material non-compliance with any such Approvals. All material Approvals from Governmental or Regulatory Authorities necessary to conduct the business conducted by Lothian as it is currently being conducted are set forth in Section 2.24(c) of the Lothian Disclosure Schedule.

             (d) The affirmative vote or consent of the holders of the shares of Lothian Common Stock and Lothian Preferred Stock (on an as-converted basis) outstanding as of the applicable record date, voting together as a single class, are the only votes of the holders of any of Lothian Capital Stock necessary to approve this Agreement and the Merger and the transactions contemplated hereby.

        2.25 Disclosure. No representation or warranty contained in Article II of this Agreement, and no statement contained in the Lothian Disclosure Schedule or in any certificate, list or other writing furnished to United pursuant to any provision of this Agreement (including Lothian Financials and the notes thereto) contains any untrue statement of a material fact or omits to state a material fact necessary to make the representations and warranties of Lothian in Article II (as modified by the Lothian Disclosure Schedule), in the light of the circumstances under which they were made, not misleading.

        2.26 Information Statement. The information supplied by Lothian for inclusion in the notice of merger and appraisal rights to be sent to the stockholders of Lothian in connection with the approval of the Merger, this Agreement and the Ancillary Agreements by the Lothian stockholders (the "Lothian Notice of Merger") and the information statement to be sent to the stockholders of United in connection with the approval of the Merger, this Agreement, and the Ancillary Agreements (the "United Information Statement") shall not, on the date the Lothian Notice of Merger and the United Information Statement is first mailed to Lothian's stockholders and United's stockholders respectively and at the Effective Time, contain any statement which, at such time, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the Lothian Notice of Merger or the United Information Statement which has become false or misleading. Notwithstanding the foregoing, Lothian makes no representation, warranty or covenant with respect to any information supplied by United that is contained in the Lothian Notice of Merger or the United Information Statement.

        2.27 Investment Advisors. Except as set forth in Section 2.27 of the Lothian Disclosure Schedule, no broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or similar fee or commission in connection with this Agreement and the transactions contemplated hereby based on arrangements made by or on behalf of Lothian.

                                  ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF UNITED

         United hereby represents and warrants to Lothian, subject to such exceptions and qualifications as are specifically disclosed in the United disclosure schedule and schedule of exceptions of United (the "United Disclosure Schedule") delivered herewith and dated as of the date hereof as follows:

         3.1 Organization and Qualification. United and each of the United Subsidiaries is a corporation duly organized, validly existing and in good standing under the Laws of the state or province of its incorporation, and has all requisite corporate power and authority to conduct its business as now conducted and as currently proposed to be conducted and to own, use, license and lease its Assets and Properties. United and each of the United Subsidiaries is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership, use, licensing or leasing of its Assets and Properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so duly qualified, licensed or admitted and in good standing that could not reasonably be expected to have a Material Adverse Effect on United. Section 3.1 of the United Disclosure Schedule sets forth each jurisdiction where United and each of the United Subsidiaries is so qualified to do business and separately lists each other jurisdiction in which United and each of the United Subsidiaries owns, uses, licenses or leases any material Assets or Properties, has established a local office or other permanent local presence or has employees or engages independent contractors.

         3.2 Authority Relative to This Agreement. Subject only to the requisite approval of the Merger, this Agreement and the Ancillary Agreements by the stockholders of United, United has all requisite corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by United of this Agreement and the Ancillary Agreements to which United is a party and the consummation by United of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of United, and no other action on the part of the Board of Directors of United is required to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements to which United is a party by United and the consummation by United of the transactions contemplated hereby and thereby. This Agreement and the Ancillary Agreements to which United is a party have each been duly and validly executed and delivered by United and, assuming the due authorization and the valid execution and delivery of this Agreement by Lothian and each Ancillary Agreement by each other party (other than United) to such Ancillary Agreement, each constitutes a legal, valid and binding obligation of United enforceable against United in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors' rights generally and by general principles of equity. The shares of United Capital Stock to be issued in the Merger pursuant to Section 1.6(a) shall, when issued in compliance with this Agreement, be duly and validly issued, fully paid and non-assessable, and the shares of United Capital Stock that will be issuable upon the exercise of United Options and United Warrants that are issued in the Merger pursuant to
Section 1.6(c) and (d), respectively, when issued upon the exercise of and in compliance with such United Options and United Warrants, will be duly and validly issued, fully paid and non-assessable.

         3.3 Capitalization. The authorized capital stock of United consists only of 125,000,000 shares of United Common Stock, $0.001 par value per share, of which 6,446,850 shares of United Common Stock are issued and outstanding. All of the issued and outstanding shares of United Common Stock are validly issued, fully paid and nonassessable, and have been issued in compliance with all applicable federal, state and foreign securities Laws. Except as set forth in
Section 3.3 of the United Disclosure Schedule, (a) no shares of United Common Stock are held in treasury or are authorized or reserved for issuance and (b) no Options are outstanding. Section 3.3 of the United Disclosure Schedule lists the name (and, if such holder is not an employee of Lothian, the address) of such holder of United Common Stock, United Option and United Warrant. Except as set forth Section 3.3 of the United Disclosure Schedule, there are no agreements, arrangements or understandings to which United is a party (written or oral) to issue any Options with respect to United and there are no preemptive rights or agreements, arrangements or understandings to issue preemptive rights with respect to the issuance or sale of United Capital Stock created by statute, the certificate of incorporation or Bylaws of United, or any agreement or other arrangement to which United is a party or to which it is bound and there are no agreements, arrangements or understandings to which United is a party (written or oral) pursuant to which United has the right to elect to satisfy any Liability by issuing United Common Stock or Equity Equivalents. With respect to each United Option and each United Warrant, Section 3.3 of the United Disclosure Schedule sets forth the holder thereof, the number and type of securities issuable thereunder, and, if applicable, the exercise price therefor, the exercise period and vesting schedule thereof (including a description of the circumstances under which such vesting schedule can or will be accelerated). All United Options and United Warrants were issued in compliance with all applicable federal, state and foreign securities Laws. Except as set forth in Section 3.3 of the United Disclosure Schedule, United is not a party or subject to any agreement or understanding, and, to United's knowledge, there is no agreement, arrangement or understanding between or among any Persons which affects, restricts or relates to voting, giving of written consents, dividend rights or transferability of shares with respect to United Capital Stock, including any voting trust agreement or proxy.

         3.4 Subsidiaries. National Heritage Sales Corporation, a Texas corporation, UHC Petroleum Corporation, a Texas corporation, UHC Petroleum Services Corporation, a Texas corporation, and UHC New Mexico Corporation, a New Mexico corporation (together, the "United Subsidiaries", each, a "United Subsidiary") are each a wholly-owned subsidiary of United. Except for the United Subsidiaries, United has (and prior to the Closing will have) no Subsidiaries and does not (and prior to the Closing will not) otherwise hold any equity, membership, partnership, joint venture or other ownership interest in any Person. There are no outstanding options, warrants, or other rights to acquire capital stock of the United Subsidiaries or securities convertible into or exchangeable for such stock.

         3.5 No Conflicts. The execution and delivery by United of this Agreement does not, and the performance by United of its obligations under this Agreement and the consummation of the transactions contemplated hereby do not and will not:

             (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of United or the United Subsidiaries;

             (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Section 3.5 of the United Disclosure Schedule, if any, conflict with or result in a violation or breach of any Law or Order applicable to United or the United Subsidiaries or any of their respective Assets and Properties; or

             (c) except as would not have a Material Adverse Effect on United
(i) conflict with or result in a violation or breach of, (ii) constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, (iii) require United or the United Subsidiaries to obtain any consent, approval or action of, make any filing with or give any notice to any Person (other than the filing of the Utah Articles of Merger together with the required officers' certificates, any filing required under the HSR Act in connection with the Merger and such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under state or federal securities Laws) as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (v) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments or performance under, (vi) result in the creation or imposition of (or the obligation to create or impose) any material Lien upon United or the United Subsidiaries or any of their respective material Assets or Properties under or (vii) result in the loss of a material benefit under any material Contract or License to which United or the United Subsidiaries is or are a party or by which any of United's or the United Subsidiaries' material Assets and Properties are bound.

         3.6 Books and Records; Organizational Documents. The minute books and stock record books and other similar records of United and the United Subsidiaries have been provided or made available to Lothian or its counsel prior to the execution of this Agreement, are complete and correct in all material respects and have been maintained in accordance with customary business practices. Such minute books contain a true and complete record of all actions taken at all meetings and by all written consents in lieu of meetings of the directors, stockholders and committees of the Board of Directors of United and the United Subsidiaries from the date of United's and the United Subsidiaries' respective incorporation through the date hereof. United has, prior to the execution of this Agreement, delivered to Lothian true and complete copies of its and the United Subsidiaries' Certificates of Incorporation and Bylaws, as amended through the date hereof. Neither United nor any of the United Subsidiaries is in violation of any provisions of its Certificate of Incorporation or Bylaws as so amended.

         3.7 SEC Documents; United Financial Statements. (a) United has furnished or made available to Lothian or its counsel true and complete copies of all SEC Documents filed by it with the SEC since February 14, 2006, all in the form so filed. As of their respective filing dates, such SEC Documents filed by United and all SEC Documents filed after the date hereof but before the Closing complied or will comply in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC thereunder, as the case may be, and none of United's SEC Documents contained or will contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent such SEC Documents have been corrected, updated or superseded by a document subsequently filed with the SEC.

             (b) The financial statements of United, including the notes thereto, included in United's SEC Documents (the "United Financial Statements") are correct and complete in all material respects and comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP consistently applied (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act) and present fairly the consolidated financial position of United at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited financial statements, to normal year-end adjustments). The United Financial Statements present fairly the financial condition and operating results of United as of the dates and during the periods indicated therein. Since the United Financial Statement Date, there has been no change in any accounting policies, principles, methods or practices, including any material change with respect to reserves (whether for bad debts, contingent liabilities or otherwise), of United.

         3.8 Absence of Changes. Except as set forth in Section 3.8 of the United Disclosure Schedule, since the United Financial Statement Date, there has not been any material adverse change in the Business or Condition of United or any occurrence or event which, individually or in the aggregate is reasonably expected to have a Material Adverse Effect on United. In addition, without limiting the generality of the foregoing, except as expressly contemplated by this Agreement, or otherwise set forth in Section 3.8 of the United Disclosure Schedule, since the United Financial Statement Date:

             (a) neither United nor the United Subsidiaries has entered into any material Contract or other material commitment or transaction;

             (b) there has not been any material amendment or other material modification (or agreement to do so), or material violation of the terms of, any of the material Contracts set forth or described in Section 3.8 of the United Disclosure Schedule;

             (c) there has not been any amendment to United's Certificate of Incorporation or Bylaws;

             (d) there has not been any transfer (by way of a License or otherwise) to any Person of rights to any material United Intellectual Property, other than licenses in the ordinary course of business consistent with past practice;

             (e) neither United nor the United Subsidiaries has made any change in accounting policies, principles, methods, practices or procedures (including for bad debts, contingent liabilities or otherwise, respecting capitalization or expense of research and development expenditures, depreciation or amortization rates or timing of recognition of income and expense);

             (f) United has taken all commercially reasonable action required to maintain, renew, extend or enforce any material United Intellectual Property;

             (g) there has been no physical damage, destruction or other casualty loss (whether or not covered by insurance) affecting any of the real or personal property or equipment of United or in an amount exceeding one hundred thousand dollars ($100,000) individually or two hundred fifty thousand dollars ($250,000) in the aggregate; and

             (h) neither United nor the United Subsidiaries has entered into or approved any contract, arrangement or understanding or acquiesced in respect of any arrangement or understanding, to do, engage in or cause or having the effect of any of the foregoing.

         3.9 No Undisclosed Liabilities. Except as reflected or reserved against in the United Financial Statements included in its Form 10-QSB for the quarter ending December 31, 2005 (the "December 10-QSB") (including the notes thereto), United has no material Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice since the United Financial Statement Date.

         3.10 Taxes.

             (a) All Tax Returns, statements, reports, declarations and other forms and documents (including without limitation estimated Tax Returns and reports and material information statements, returns and reports) required to be filed with any Taxing Authority with respect to any Taxable period ending on or before the Effective Time, by or on behalf of United, have been or will be completed and filed when due (including any extensions of such due date) and all amounts shown due on such Tax Returns on or before the Effective Time have been or will be paid on or before such date. All such Tax Returns are true, accurate and complete as filed. United's December 31, 2005 unaudited balance sheet included in the December 10-QSB (the "United Balance Sheet") (i) fully accrues all United's actual and contingent liabilities for Taxes with respect to all periods through December 31, 2005 and United has not and will not incur any Tax liability in excess of the amount reflected on such United Balance Sheet with respect to such periods (excluding any amount thereof that reflects timing differences between the recognition of income for purposes of GAAP and for Tax purposes), and (ii) properly accrues in accordance with GAAP all material liabilities for Taxes payable after December 31, 2005 with respect to all transactions and events occurring on or prior to such date. All information set forth in the December 10-QSB relating to Tax matters is true, complete and accurate in all material respects. No material Tax liability since December 31, 2005 has been or will be incurred by United other than in the ordinary course of business, and adequate provision has been made by United for all Taxes since that date in accordance with GAAP on at least a quarterly basis.

             (b) United has previously provided or made available to Lothian true and correct copies of all United Tax Returns. United has withheld and paid to the applicable financial institution or Taxing Authority all amounts required to be withheld. United (or any member of any affiliated or combined group of which United has been a member) has not granted any extension or waiver of the limitation period applicable to any Tax Returns that is still in effect. There is no material claim, audit, action, suit, proceeding, or (to the knowledge of United) investigation now pending or (to the knowledge of United) threatened against or with respect to United in respect of any Tax or assessment. No notice of deficiency or similar document of any Taxing Authority asserting that United has unpaid Tax liability has been received by United, and there are no liabilities for Taxes (including liabilities for interest, additions to Tax and penalties thereon and related expenses) with respect to the issues that have been raised (and are currently pending) by any Taxing Authority that could, if determined adversely to United, materially and adversely affect the liability of United for Taxes. There are no liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of United. United has never been a member of an affiliated group of corporations, within the meaning of Section 1504 of the Code. United is in full compliance with all the terms and conditions of any Tax exemptions or other Tax-sharing agreement or order of a foreign government and the consummation of the Merger will not have any adverse effect on the continued validity and effectiveness of any such Tax exemption or other Tax-sharing agreement or order. Neither United nor any Person on behalf of United has entered into or will enter into any agreement or consent pursuant to the collapsible corporation provisions of Section 341(f) of the Code (or any corresponding provision of state, local or foreign income tax Law) or agreed to have Section 341(f)(2) of the Code (or any corresponding provision of state, local or foreign income tax Law) apply to any disposition of any asset owned by United. None of the assets of United is property that United is required to treat as being owned by any other person pursuant to the so-called "safe harbor lease" provisions of former Section 168(f)(8) of the Code. None of the assets of United directly or indirectly secures any debt the interest on which is tax-exempt under Section 103(a) of the Code. None of the assets of United is "tax-exempt use property" within the meaning of Section 168(h) of the Code. United has not made and will not make a deemed dividend election under Treas. Reg. Section 1.1502-32(f)(2) or a consent dividend election under Section 565 of the Code. United has never been a party (either as a distributing corporation or as a corporation that has been distributed) to any transaction intended to qualify under Section 355 of the Code or any corresponding provision of state Law. United does not have and has not had a permanent establishment in any foreign country, as defined in any applicable tax treaty or convention between the United States of America and such foreign country. United has never elected to be treated as an S-corporation under Section 1362 of the Code or any corresponding provision of federal or state Law. All material elections with respect to United's Taxes made during the fiscal years ending, March 31, 2005 are reflected on the United Tax Returns for such periods, a copy of which have been provided or made available to Lothian. After the date of this Agreement, no material election with respect to Taxes not made in the ordinary course of business will be made without the prior written consent of Lothian, which consent will not be unreasonably withheld or delayed. United is not party to any joint venture, partnership, or other arrangement or contract which could be treated as a partnership for federal income tax purposes. United is not currently, and never has been, subject to the reporting requirements of Section 6038A of the Code. There is no agreement, contract or arrangement to which United is a party that could, individually or collectively, result in the payment of any amount that would not be deductible by reason of Sections 280G (as determined without regard to Section 280G(b)(4) and (5)), 162(a) (by reason of being unreasonable in amount), 162 (b) through (p) or 404 of the Code. United is not a party to or bound by any Tax indemnity, Tax sharing or Tax allocation agreement (whether written or unwritten or arising under operation of federal Law as a result of being a member of a group filing consolidated Tax Returns, under operation of certain state Laws as a result of being a member of a unitary group, or under comparable Laws of other states or foreign jurisdictions) which includes a party other than United nor does United owe any amount under any such Agreement. United is not, and has not been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. Other than by reason of the Merger, United has not been and will not be required to include any material adjustment in Taxable income for any Tax period (or portion thereof) pursuant to Section 481 or 263A of the Code or any comparable provision under state or foreign Tax Laws as a result of transactions, events or accounting methods employed prior to the Merger.

             (c) As used in this Section 3.10, the term "United" means United and any entity included in, or required under GAAP to be included in, any of the United Financial Statements.

         3.11 Legal Proceedings. Except as set forth in Section 3.11 of the United Disclosure Schedule:

             (a) there are no Actions or Proceedings pending or, to the knowledge of United, threatened against, relating to or the United Subsidiaries or their respective Assets and Properties; and

             (b) neither United nor the United Subsidiaries has received notice, and does not otherwise have knowledge of any Orders outstanding against United or the United Subsidiaries.

         3.12 Compliance with Laws and Orders. Neither United nor any of the United Subsidiaries has violated in any material respect, and is not currently in default in any material respect under, any Law or Order applicable to United, the United Subsidiaries or any of their respective Assets and Properties.

         3.13 Employee Benefit Plans.

             (a) Except for the Plans, neither United nor the United Subsidiaries maintains, is a party to, contributes to or is obligated to contribute to, and neither United's nor the United Subsidiaries' employees or former employees and their dependents or survivors receive benefits under, any of the following (whether or not set forth in a written document):

                  (i) any employee benefit plan, as defined in section 3(3) of ERISA;

                  (ii) any bonus, deferred compensation, incentive, restricted stock, stock purchase, stock option, stock appreciation right, phantom stock, supplemental pension, executive compensation, cafeteria benefit, dependent care, director or employee loan, fringe benefit, sabbatical, severance, termination pay or similar plan, program, policy, agreement or arrangement (other than any such item provided solely pursuant to the terms of a written or oral contract with any individual employee that is disclosed in Section 3.13 of the United Disclosure Schedule); or

                  (iii) any plan, program, agreement, policy, commitment or other arrangement relating to the provision of any benefit described in section 3(1) of ERISA to former employees or directors or to their survivors, other than procedures intended to comply with COBRA.

             (b) Neither United nor any ERISA Affiliate has, since December 31, 2005, terminated, suspended, discontinued contributions to or withdrawn from any employee pension benefit plan, as defined in section 3(2) of ERISA, including (without limitation) any multiemployer plan, as defined in section 3(37) of ERISA.

             (c) United has agreed to provide to Lothian prior to Closing complete, accurate and current copies of each of the following:

                  (i) The text (including amendments) of each of the Plans, to the extent reduced to writing;

                  (ii) A summary of each of the Plans, to the extent not previously reduced to writing;

                  (iii) With respect to each Plan that is an employee benefit plan (as defined in section 3(3) of ERISA), the following:

                         (A) The most recent summary plan description that has
been prepared, as described in section 102 of ERISA;

                         (B) Any summary of material modifications that has been
distributed to participants or filed with the U.S. Department of Labor but that has not been incorporated in an updated summary plan description furnished under Subparagraph (A) above; and

                         (C) The annual report, as described in section 103 of
ERISA, and (where applicable) actuarial reports, for the most recent plan year for which an annual report or actuarial report has been prepared; and

                  (iv) With respect to each Plan that is intended to qualify under section 401(a) of the Code, the most recent determination letter concerning the Plan's qualification under section 401(a) of the Code, as issued by the IRS, and any subsequent determination letter application.

             (d) With respect to each Plan that is an employee benefit plan (as defined in section 3(3) of ERISA), the requirements of ERISA applicable to such Plan have been satisfied, except to the extent that a failure to satisfy any of such requirements would not have a Material Adverse Effect.

             (e) With respect to each Plan that is subject to COBRA, the requirements of COBRA applicable to such Plan have been satisfied, except to the extent that a failure to satisfy any of such requirements would not have a Material Adverse Effect.

             (f) With respect to each Plan that is subject to the Family Medical Leave Act of 1993, as amended, the requirements of such Act applicable to such Plan have been satisfied, except to the extent that a failure to satisfy any of such requirements would not have a Material Adverse Effect.

             (g) Each Plan that is intended to qualify under section 401(a) of the Code meets the requirements for qualification under section 401(a) of the Code and the regulations thereunder, except to the extent that such requirements may be satisfied by adopting retroactive amendments under section 401(b) of the Code and the regulations thereunder. Each such Plan has been administered in accordance with its terms (or, if applicable, such terms as will be adopted pursuant to a retroactive amendment under section 401(b) of the Code) and the applicable provisions of ERISA and the Code and the regulations thereunder, except to the extent that a failure to be so administered would not have a Material Adverse Effect.

             (h) Neither United nor any ERISA Affiliate has any accumulated funding deficiency under section 412 of the Code or any termination or withdrawal liability under Title IV of ERISA. For purposes of determining any accumulated funding deficiency under section 412 of the Code, the term "ERISA Affiliate" shall include any entity that is deemed to be a member of the same "controlled group" within the meaning of section 414(m) or (o) of the Code.

             (i) All contributions, premiums or other payments due from United or the United Subsidiaries to (or under) any Plan have been fully paid or adequately provided for on the books and financial statements of United or the United Subsidiaries. All accruals (including, where appropriate, proportional accruals for partial periods) have been made in accordance with prior practices.

             (j) Except as disclosed in Section 3.13 of the United Disclosure Schedule, the consummation of the transactions contemplated by this Agreement (excluding any employment agreement with United entered into by any employee or director of United in connection with this Agreement) will not result in (i) any amount becoming payable to any employee, director or independent contractor of United or the United Subsidiaries, (ii) the acceleration of payment or vesting of any benefit, option or right to which any employee, director or independent contractor of United or the United Subsidiaries may be entitled, (iii) the forgiveness of any Indebtedness of any employee, director or independent contractor of United or the United Subsidiaries or (iv) any cost becoming due or accruing to United or the United Subsidiaries or United with respect to any employee, director or independent contractor of United or the United Subsidiaries.

             (k) Other than routine claims for benefits under the Plans, there are no pending, or, to the best knowledge of United, threatened Actions or Proceedings involving the Plans, or the fiduciaries, administrators, or trustees of any of the Plans or United or the United Subsidiaries or any of their ERISA Affiliates as the employer or sponsor under any Plan, with any of the IRS, the Department of Labor, the PBGC, any participant in or beneficiary of any Plan or any other Person whomsoever. United and United Subsidiary know of no reasonable basis for any such claim, lawsuit, dispute, action or controversy.

         3.14 Title to Property. Except for title to United Intellectual Property, which is covered by Section 3.15 below, and except as set forth in
Section 3.14 of the United Disclosure Schedule, United and the United Subsidiaries have good and marketable title to all of their respective material properties, interests in properties and assets, real and personal, reflected in the December 10-QSB or acquired after the date of the December 10-QSB (except properties, interests in properties and assets sold or otherwise disposed of since the date of United's December 10-QSB in the ordinary course of business), free and clear of all material mortgages, liens, pledges, charges or encumbrances of any kind or character, except (i) liens for current taxes not yet due and payable, (ii) such imperfections of title, liens and easements as do not and will not materially detract from or interfere with the use of the properties subject thereto or affected thereby, or otherwise materially impair business operations involving such properties and (iii) liens securing debt which is reflected in the December 10-QSB. The plants, property and equipment of United and the United Subsidiaries that are used in the operations of its business are in good operating condition and repair, subject to normal wear and tear. All properties used in the operations of United and the United Subsidiaries are reflected in the December 10-QSB to the extent generally accepted accounting principles required the same to be reflected as of the dates of the financial statements included in the December 10-QSB. With respect to properties and assets leased by United and the United Subsidiaries, United or the United Subsidiaries, as applicable, holds valid leasehold interests in such properties and assets in accordance with the terms of the agreements governing such leases.

         3.15 Intellectual Property.

             (a) United has all requisite right, title and interest in or valid and enforceable rights under Contracts or Licenses to use all United Intellectual Property necessary to the conduct of its business as presently conducted. Each item of United Intellectual Property, either is owned exclusively by United, free and clear of any Liens, or is licensed to United under a valid License granting sufficient rights to permit United to conduct its business as presently conducted. To the best of its knowledge, United owns or has the valid right to use all trademarks, service marks and trade names used by United in connection with the operation or conduct of the business of United, including the sale of any products or technology or the provision of any services by United. United owns exclusively, and has good title to, all copyrighted works that are United products or other works of authorship that United otherwise purports to own; provided, however, that such works may incorporate copyrighted works or works of authorship, trademarks or trade names of third parties which are licensed to United or are in the public domain. Except pursuant to agreements in the ordinary course of business, neither United nor the United Subsidiaries has transferred ownership of any United Intellectual Property to any other Person.

             (b) To the extent that any United Intellectual Property that is material to United's business has been developed or created by any Person other than United, United has a written agreement with such Person with respect thereto and United has either (i) obtained ownership of, and is the exclusive owner of, all such Intellectual Property by operation of Law or by valid assignment of any such rights or (ii) obtained a License under or to such Intellectual Property.

             (c) The operation of the business of United as currently conducted, including United's design, development, use, import, manufacture and sale of the products, technology or services (including products, technology or services currently under development) of United: (i) does not infringe the copyright or misappropriate the trade secrets of any Person; (ii) to the best of United's knowledge, does not infringe the patent rights or trademark rights of any Person; (iii) does not violate in any material respect the rights of any Person (including rights to privacy or publicity other than patent rights or trademark rights described above); and, (iv) does not constitute unfair competition or an unfair trade practice under any Law. Neither United nor United Subsidiary has received notice from any Person claiming that such operation or any act, product, technology or service (including products, technology or services currently under development) of United or the United Subsidiaries infringes or misappropriates the Intellectual Property of any Person or constitutes unfair competition or trade practices under any Law.

             (d) Each item of United Registered Intellectual Property is valid and subsisting, and all necessary registration, maintenance, renewal fees, annuity fees and taxes in connection with such Registered Intellectual Property have been paid and all necessary documents and certificates in connection with such Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions in which such Registered Intellectual Property is registered, as the case may be, for the purposes of maintaining such Registered Intellectual Property.

             (e) There are no Contracts or Licenses between United and any other Person with respect to United Intellectual Property under which there is any dispute known to United regarding the scope of such Contract or License, or performance under such Contract or License, including any dispute with respect to any payments to be made or received by United thereunder.

             (f) United has taken all requisite commercially reasonable steps to maintain and preserve the confidentiality of United's confidential information and trade secrets of United or any similar information provided by any other Person to United subject to a duty of confidentiality. Without limiting the generality of the foregoing, United has, and enforces, a policy requiring each employee, consultant and independent contractor to execute proprietary information, confidentiality and invention assignment agreements

         3.16 Contracts.

             (a) Section 3.16(a)(1) of the United Disclosure Schedule contains a true and complete list of each of United's and the United Subsidiaries' Contracts that are material to United's business, operations or financial condition (true and complete copies or, if none, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto and all waivers of any terms thereof, have been made available to United prior to the execution of this Agreement).

             (b) Each Contract required to be disclosed in Section 3.16(a) of the United Disclosure Schedule is in full force and effect and constitutes a legal, valid and binding agreement of United or the United Subsidiaries, enforceable against United or the United Subsidiaries in accordance with its terms (subject to the effect of bankruptcy and other Laws affecting the rights of creditors generally and limitations on the enforcement of contracts under principles of equity), and, to the knowledge of United, each other party thereto (subject to the effect of bankruptcy and other Laws affecting the rights of creditors generally and limitations on the enforcement of contracts under principles of equity), and, to the knowledge of United, no other party to such Contract is, nor has received notice that it is, in material violation or breach of or default under any such Contract (or with notice or lapse of time or both, would be in material violation or breach of or default under any such Contract).

             (c) Neither United nor any of the United Subsidiaries is a party to or bound by any Contract that (i) automatically terminates or allows termination by the other party thereto upon consummation of the transactions contemplated by this Agreement or (ii) contains any covenant or other provision which limits United's or the United Subsidiaries' ability to compete with any Person in any line of business or in any area or territory

         3.17 Insurance. United and the United Subsidiaries have policies of insurance and bonds of the type and in amounts customarily carried by companies conducting businesses or owning assets similar to those of United and the United Subsidiaries. There is no material claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and United and the United Subsidiaries are otherwise in compliance with the terms of such policies and bonds. Neither United nor any of the United Subsidiaries has knowledge of any threatened termination of, or material premium increase with respect to, any of such policies.

         3.18 Affiliate Transactions. Except as disclosed in Section 3.18 of the United Disclosure Schedule, and except for any stock purchase agreements, stock option agreements, United Warrants and or confidentiality agreements in favor of United or the United Subsidiaries, (i) there are no Contracts or Liabilities between United or the United Subsidiaries, on the one hand, and (A) any current or former officer, director, stockholder, or to United's knowledge, any Affiliate or Associate of United or a United Subsidiary or (B) any Person who, to United's knowledge, is an Associate of any such officer, director, stockholder or Affiliate, on the other hand, (ii) neither United nor any of the United Subsidiaries provides or causes to be provided any assets, services or facilities to any such current or former officer, director, stockholder, Affiliate or Associate, (iii) none of United, any of the United Subsidiaries or any of their respective current or former officers, directors, stockholders, Affiliates or Associates provides or causes to be provided any assets, services or facilities to United or any United Subsidiary and (iv) none of United nor any United Subsidiary beneficially owns, directly or indirectly, any Investment Assets of any of their respective current or former officers, directors, stockholders, Affiliates or Associates.

         3.19 Employees; Labor Relations.

             (a) None of United or any United Subsidiary is a party to any collective bargaining agreement and there are no unfair labor practice or labor arbitration proceedings pending with respect to United or the United Subsidiaries, or, to the knowledge of United, threatened, and there are no facts or circumstances known to United that could reasonably be expected to give rise to such complaint or claim. To the knowledge of United, there are no organizational efforts presently underway or threatened involving any employees of United or the United Subsidiaries or any of the employees performing work for United or the United Subsidiaries but those provided by an outside employment agency, if any. There has been no work stoppage, strike or other concerted action by employees of United or any United Subsidiary.

             (b) Except as set forth in Section 3.19(b) of the United Disclosure Schedule, all employees of United and the United Subsidiaries are employed at will. Section 3.19(b) of the United Disclosure Schedule sets forth, individually and by category, the name of each officer, employee and consultant, together with such person's position or function, annual base salary or wage and any incentive, severance or bonus arrangements with respect to such person. To the knowledge of United or the United Subsidiaries, no employee of United or United Subsidiary has made any threat, or otherwise revealed his or her intent, to terminate such employee's relationship with United or the United Subsidiaries, for any reason, including because of the consummation of the transactions contemplated by this Agreement. None of United or any United Subsidiary is a party to any agreement for the provision of labor from any outside agency. To the knowledge of United or the United Subsidiaries, there have been no claims by employees of such outside agencies, if any, with regard to employees assigned to work for United or any United Subsidiary, and no claims by any Governmental or Regulatory Authority with regard to such employees except as set forth in
Section 3.19(b) of the United Disclosure Schedule.

             (c) There have been no federal or state claims based on sex, sexual or other harassment, age, disability, race or other discrimination or common Law claims, including claims of wrongful termination, by any employees of United or the United Subsidiaries or by any of the employees performing work for United or the United Subsidiaries but those provided by an outside employment agency, and there are no facts or circumstances known to United that could reasonably be expected to give rise to such complaint or claim. Both United and the United Subsidiaries have complied in all material respects with all Laws related to the employment of employees and, except as set forth in Section 3.19(c) of the United Disclosure Schedule, none of United or any United Subsidiary has received any notice of any claim that it has not complied in any material respect with any Laws relating to the employment of employees, including any provisions thereof relating to wages, hours, collective bargaining, the payment of Social Security and similar taxes, equal employment opportunity, employment discrimination, the Worker Adjustment and Retraining Notification Act, employee safety, or that it is liable for any arrearages of wages or any taxes or penalties for failure to comply with any of the foregoing.

             (d) None of United or any United Subsidiary has written policies and/or employee handbooks or manuals except as described in Section 3.19(d) of the United Disclosure Schedule.

             (e) To the knowledge of United, no officer, employee or consultant of United or the United Subsidiaries is obligated under any Contract or other agreement or subject to any Order or Law that would interfere with United's or the United Subsidiaries' businesses as currently conducted. To the knowledge of United, neither the execution nor delivery of this Agreement, nor the carrying on of United's or the United Subsidiaries' businesses as presently conducted nor any activity of such officers, employees or consultants in connection with the carrying on of United's or United Subsidiaries' businesses as presently conducted, will conflict with or result in a breach of the terms, conditions or provisions of, constitute a default under, or trigger a condition precedent to any rights under, any Contract or other agreement under which any of such officers, employees or consultants is now bound.

              (f) United and the United Subsidiaries have complied in all material respects with the verification requirements and the record-keeping requirements of the IRCA; to the best knowledge of United, the information and documents on which United and the United Subsidiaries relied to comply with IRCA are true and correct; and there have not been any discrimination complaints filed against United or the United Subsidiaries pursuant to IRCA, and to the best knowledge of United or the United Subsidiaries, there is no basis for the filing of such a complaint.

         3.20 Environmental Matters.

              (a) United and the United Subsidiaries possess all Environmental Permits required for the operation of their businesses.

              (b) United and the United Subsidiaries are in compliance in all material respects with (i) all terms, conditions and provisions of its Environmental Permits; and (ii) all Environmental Laws.

              (c) Neither United nor, to the knowledge of United, any United Subsidiary or any predecessor of United nor any entity previously owned by United has any obligation or liability with respect to any Hazardous Material, including any Release or threatened or suspected Release of any Hazardous Material, and there have been no events, facts or circumstances since the date of incorporation of United and the United Subsidiaries which could reasonably be expected to form the basis of any such obligation or liability.

              (d) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or for United or any United Subsidiary or, to the knowledge of United, by or for any other Person with respect to any Site while United or any United Subsidiary has occupied the Site, which have not been delivered to United prior to execution of this Agreement.

         3.21 Other Negotiations; Brokers; Third Party Expenses. Neither United nor, to the knowledge of United, any of its Affiliates (nor any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of United or at United's direction) (a) has entered into any Contract that conflicts with any of the transactions contemplated by this Agreement or (b) other than with respect to Third Party Expenses expected to be incurred by United in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby, has entered into any Contract or had any discussions with any Person regarding any transaction involving United which could reasonably be expected to result in United, Lothian or any general partner, limited partner, manager, officer, director, employee, agent or Affiliate of any of them being subject to any claim for liability to said Person as a result of entering into this Agreement or consummating the transactions contemplated hereby.

         3.22 Foreign Corrupt Practices Act. Neither United, the United Subsidiaries, nor to the knowledge of United, any agent, employee or other Person acting on behalf of United or the United Subsidiaries has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment.

         3.23 Tax-Free Reorganization. To the knowledge of United, after Good Faith Consultation with United's independent accountants, neither United nor any of its directors, officers or stockholders has taken any action which could reasonably be expected to jeopardize the status of the Merger as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code.

         3.24 Approvals.

              (a) Section 3.24(a) of the United Disclosure Schedule contains a list of all material Approvals of Governmental or Regulatory Authorities relating to the business conducted by United which are required to be given to or obtained by United prior to the Closing from any and all Governmental or Regulatory Authorities in connection with the consummation of the transactions contemplated by this Agreement.

              (b) Section 3.24(b) of the United Disclosure Schedule contains a list of all material Approvals which are required to be given to or obtained by United prior to the Closing from any and all third parties other than Governmental or Regulatory Authorities in connection with the consummation of the transactions contemplated by this Agreement.

              (c) United has obtained all material Approvals from Governmental or Regulatory Authorities necessary to conduct the business conducted by United in the manner as it is currently being conducted and there has been no written notice received by United of any material violation or material non-compliance with any such Approvals. All material Approvals from Governmental or Regulatory Authorities necessary to conduct the business conducted by United as it is currently being conducted are set forth in Section 3.24(c) of the United Disclosure Schedule.

              (d) The affirmative vote or consent of the holders of the shares of United Common Stock outstanding as of the applicable record date is the only vote of the holders of any of United Capital Stock necessary to approve this Agreement and the Merger and the transactions contemplated hereby.

         3.25 Disclosure. No representation or warranty contained in Article III of this Agreement, and no statement contained in the United Disclosure Schedule or in any certificate, list or other writing furnished to Lothian pursuant to any provision of this Agreement (including the December 10-QSB) contains any untrue statement of a material fact or omits to state a material fact necessary to make the representations and warranties of United in Article III (as modified by the United Disclosure Schedule), in the light of the circumstances under which they were made, not misleading.

         3.26 Information Statement. The information supplied by United for inclusion in the Lothian Notice of Merger and the United Information Statement shall not, on the date the Lothian Notice of Merger and the United Information Statement is first mailed to Lothian's stockholders and United's stockholders respectively and at the Effective Time, contain any statement which, at such time, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the Lothian Notice of Merger or the United Information Statement which has become false or misleading. Notwithstanding the foregoing, United makes no representation, warranty or covenant with respect to any information supplied by Lothian that is contained in the Lothian Notice of Merger or the United Information Statement.

         3.27 Investment Advisors. Except as set forth in Section 3.27 of the United Disclosure Schedule, no broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or similar fee or commission in connection with this Agreement and the transactions contemplated hereby based on arrangements made by or on behalf of United.

                                   ARTICLE IV
                              ADDITIONAL AGREEMENTS

         4.1 Information Statement.

             (a) Intentionally Omitted.

             (b) Intentionally Omitted.

         4.2 Stockholder Approval. Lothian shall promptly after the date hereof take all action necessary in accordance with the DGCL and its Certificate of Incorporation and Bylaws to secure from the stockholders of Lothian approval by written consent to the transactions provided for herein, and shall thereafter promptly comply with notice requirements to the remaining shareholders pursuant to the DGCL by mailing the Lothian Notice to Shareholders. United shall promptly after the date hereof take all action necessary in accordance with the Utah Law and its Articles of Incorporation and Bylaws to secure from the stockholders of United approval by written consent to the transactions provided for herein, and shall thereafter promptly comply with notice requirements to the remaining shareholders pursuant to the rules promulgated under the Securities Act and Utah Law by causing its transfer agent to mailing the United Information Statement to the United shareholders. Lothian and United will take all commercially reasonable efforts to limit the applicability of stockholders dissenters' rights to this transaction, and, to the extent that such are applicable, will take all commercially reasonable efforts to minimize the exercise of any such rights and will not take any action to induce stockholders to exercise any such rights.

         4.3 Access to Information. Between the date of this Agreement and the earlier of the Effective Time or the termination of this Agreement, upon reasonable notice Lothian and United shall each (i) give the other party, and its respective officers, employees, accountants and counsel full access to all buildings, offices, and other facilities and to all its Books and Records, whether located on its premises or at another location; (ii) permit the other party to make such inspections as it may reasonably require; (iii) cause its officers to furnish the other party such financial, operating, technical and product data and other information with respect to its business and Assets and Properties as the other party from time to time may request, including financial statements and schedules; (iv) allow the other party the opportunity to interview such employees and other personnel and Affiliates of the other party with such other party's prior written consent, which consent shall not be unreasonably withheld or delayed; and (v) assist and cooperate with the other party in the development of integration plans for implementation following the Effective Time; provided, however, that no investigation pursuant to this
Section 4.3 shall affect or be deemed to modify any representation or warranty made by such party herein.

         4.4 Confidentiality. All information furnished to United and its officers, employees, accountants and counsel by Lothian, and all information furnished to Lothian by United and its respective officers, employees, accountants and counsel, shall be held in confidence by the receiving party and not used for any purpose except for purposes contemplated herein.

         4.5 Expenses. Whether or not the Merger is consummated, all fees and expenses incurred in connection with the Merger, including all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties ("Third Party Expenses") incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby, shall be the obligation of the respective party incurring such Third Party Expenses, provided, however, that if the Merger is consummated, United shall pay all Third Party Expenses incurred by itself and by Lothian.

         4.6 Public Disclosure. Unless otherwise required by Law (including federal and state securities Laws) or, as to United, by the rules and regulations of the NASD, prior to the Effective Time, no public disclosure (whether or not in response to any inquiry) of the existence of any subject matter of, or the terms and conditions of, this Agreement shall be made by any party hereto unless approved by United and Lothian prior to release; provided, however, that such approval shall not be unreasonably withheld or delayed; and provided further, that if any such public disclosure is required by Law or, as to United, by the rules and regulations of the NASD, the disclosing party will give the other party reasonable advance notice of such disclosure and, if such disclosure is pursuant to a court order or subpoena or similar process, the disclosing party will cooperate with the other party's efforts to seek injunctive or other relief preventing or limiting such disclosure.

         4.7 Approvals. United and Lothian shall use all commercially reasonable efforts required to obtain all Approvals from Governmental or Regulatory Authorities or under any of the Contracts or other agreements as may be required in connection with the Merger (all of which Approvals are set forth in either the Lothian Disclosure Schedule or the United Disclosure Schedule) so as to preserve all material rights of and benefits to Lothian thereunder and United and Lothian shall provide each other with such assistance and information as is reasonably required to obtain such Approvals.

         4.8 Notification of Certain Matters. Lothian shall give prompt notice to United, and United shall give prompt notice to Lothian, of (i) the occurrence or non-occurrence of any event that is likely to cause any representation or warranty of Lothian or United, respectively, contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Closing Date and
(ii) any failure of Lothian or United, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 4.8 shall not limit or otherwise affect any remedies available to the party receiving such notice.

         4.9 Additional Documents and Further Assurances. Each party hereto, at the request of the other party hereto, shall use all requisite commercially reasonable efforts to execute and deliver such other instruments and do and perform such other acts and things (including all action reasonably necessary to seek and obtain any and all consents and approvals of any Government or Regulatory Authority or Person required in connection with the Merger; provided, however, that neither party shall be obligated to consent to any material divestitures or operational limitations or activities in connection therewith and no party shall be obligated to make a payment of money as a condition to obtaining any such condition or approval) as may be necessary or desirable for effecting completely the consummation of the Merger and the other transactions contemplated hereby.

         4.10 Form S-8. United will file, and will use its reasonable commercial efforts to cause the shares of United Common Stock that are subject to issuance upon exercise of the United Options that result from the conversion of Lothian Options under Section 1.6(c) to be registered on a registration statement on Form S-8 or successor form promulgated by the SEC under the Securities Act, as soon as commercially reasonable after the Effective Time. In any event, United will file such Form S-8 Registration Statement with five (5) business days after the Effective Time, and will maintain the effectiveness of such Form S-8 for so long as such United Options remain outstanding.

         4.11 NCM Initial Listing Application. As soon as practicable after the execution of this Agreement, Lothian and United shall prepare, and United shall file with The NASDAQ Stock Market an initial listing application with respect to all of the shares of United Common Stock outstanding and reserved for issuance at the Effective Time and seeking to cause such shares of United Common Stock to be listed on the NCM effective as of the Effective Time.

         4.12 Auditors. Each party will use commercially reasonable efforts to cause its respective management and independent auditors to facilitate on a timely basis (i) the preparation of financial statements (including pro forma financial statements if required) to comply with applicable SEC regulations,
(ii) the review of any audit or review work papers including the examination of selected audited financial statements and data, and (iii) the delivery of such representations from each party's independent accountants as may be reasonably requested by the other party or its accountants.

         4.13 Directors' and Officers' Indemnification.

              (a) From and after the Effective Time, United will fulfill, honor and perform all of the Indemnification Obligations (as defined below) of Lothian arising under Lothian's Certificate of Incorporation or Bylaws, each as amended or of the Lothian Subsidiaries arising under the Lothian Subsidiaries' charter documents, or under any indemnification or similar agreement between Lothian or the Lothian Subsidiaries on the one hand, and any Lothian Covered Person (as defined below) on the other hand that existed prior to and remains in effect on the date hereof (copies of which agreements have been provided to United). In addition, to the extent that any Lothian Covered Person would, with respect to any action or event relating to Lothian or the Lothian Subsidiaries that occurs on or prior to the Effective Time, be entitled under United's Certificate of Incorporation or Bylaws or the Lothian Subsidiaries charter documents, each as in effect upon the Effective Time, to any indemnification, defense of claims or advancement of expenses by or from United, United shall provide such indemnification, defense and advancement of expenses to such Lothian Covered Person. A "Lothian Covered Person" means any individual who, at any time prior to the Effective Time, was a director or officer of Lothian or the Lothian Subsidiaries or was a trustee or other fiduciary of a plan administered for the benefit of employees of Lothian and/or the Lothian Subsidiaries. "Indemnification Obligations" means an obligation of Lothian or the Lothian Subsidiaries to provide indemnification, defense of claims or advancement of expenses to a person.

              (b) This Section 4.13 shall survive the consummation of the Merger, is intended to benefit Lothian and each indemnified party, shall be binding, jointly and severally, on all successors and assigns of the Surviving Corporation and United, and shall be enforceable by the indemnified persons.

              (c) Lothian hereby represents and warrants to United that no claim for indemnification by Lothian or the Lothian Subsidiaries has been made by any director or officer of Lothian prior to the date of this Agreement except for any of such claims as have been paid in full and, to the knowledge of Lothian, no basis exists for any such claim for indemnification.

         4.14 Benefit Arrangements. United and Lothian agree that, following the Effective Time, United will provide benefits to Lothian's employees as of the Effective Time that are at least as favorable, taken as a whole, as the benefits currently provided to employees of United performing functions similar to those to be performed by such Lothian employees after the Effective Time. As soon as practicable after the execution of this Agreement, Lothian and United shall confer and work together in good faith to agree upon mutually acceptable employee benefit and compensation arrangements (and amend or terminate Lothian employee plans immediately prior to the Effective Time, if appropriate). United shall use commercially reasonable efforts to ensure that continuous employment with Lothian shall be credited to employees of Lothian or any Lothian Subsidiary who become employees of United or any United Subsidiary at or after the Effective Time for all purposes of eligibility and vesting of benefits but not for purposes of accrual of benefits. United shall take commercially reasonable steps to (a) cause to be waived all limitations as to preexisting condition limitations, exclusions and waiting periods with respect to participation and coverage requirements applicable to the employees of Lothian or the Lothian Subsidiaries under any welfare benefit plan that such employees are eligible to participate in after the Effective Time, other than limitations, exclusions or waiting periods that are already in effect with respect to such employees and that have not been satisfied as of the Effective Time under any welfare benefit plan maintained for such employees immediately prior to the Effective Time and
(b) provide each employee of Lothian and the Lothian Subsidiaries with credit for any co-payments and deductibles paid during the plan year commencing immediately prior to the Effective Time in satisfying any applicable deductible or out-or-pocket requirements under any welfare plans that such employees are eligible to participate in after the Effective Time for such plan year.

         4.15 Treatment as Reorganization. Neither United nor Lothian shall take any action prior to or following the Closing that would reasonably be expected to cause the Merger to fail to qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

         4.16 Lothian Investor Agreements. At the Closing, United shall assume by operation of law pursuant to the Merger Lothian's obligations under and with respect to Lothian's agreements with its investors, including, without limitation, Lothian's obligations set forth in Subscription Agreements relative to the issuance and sale of the Lothian Series A Preferred Stock, those certain letter agreements dated as of November 16, 2005 and November 18, 2005, that certain Registration Rights Agreement, dated as of December 13, 2005, and that certain Voting Agreement, dated as of December 13, 2005 .


                                    ARTICLE V
                              ADDITIONAL AGREEMENTS

         5.1 Conditions to Obligations of Each Party to Effect the Merger.The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction or waiver by such party, at or prior to the Closing, of all the following conditions:

             (a) Intentionally Omitted.

             (b) Governmental and Regulatory Approvals. Approvals from any other Governmental or Regulatory Authority (if any) necessary for consummation of the transactions contemplated by this Agreement shall have been obtained, and any waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

             (c) No Injunctions or Regulatory Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other Order issued by any court of competent jurisdiction or Governmental or Regulatory Authority or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall be in effect; nor shall there be any action taken, or any Law or Order enacted, entered, enforced or deemed applicable to the Merger or the other transactions contemplated by the terms of this Agreement that would prohibit the consummation of the Merger or which would permit consummation of the Merger only if certain material divestitures were made or if United were to agree to material limitations on its business activities or operations.

             (d) Reorganization. The Merger shall constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

             (e) Stockholder Approval. The Merger (and any amendments to United's Certificate of Incorporation and Bylaws to enable United to perform its obligations hereunder and to carry out the Merger) shall have been approved by the requisite votes of the stockholders of United and Lothian in accordance with the DGCL and Utah Law.

             (f) NCM Listing. All of the shares of United Common Stock outstanding and reserved for issuance at the Effective Time shall be listed on the NCM.

             (g) Legal Proceedings. No Governmental or Regulatory Authority shall have notified either party to this Agreement in writing that such Governmental or Regulatory Authority intends to commence proceedings to restrain or prohibit the transactions contemplated hereby or force rescission, unless such Governmental or Regulatory Authority shall have withdrawn such notice and abandoned any such proceedings prior to the time which otherwise would have been the Closing Date.

             (h) Limitation on Dissenters. Holders of no more than five percent (5%) of the outstanding shares of Lothian Capital Stock shall have exercised, nor shall they have any continuing right to exercise, appraisal, dissenters' or similar rights under applicable Law with respect to their shares by virtue of the Merger.

         5.2 Additional Conditions to Obligations of Lothian. The obligations of Lothian to consummate the Merger and the other transactions contemplated by this Agreement shall be subject to the satisfaction, or waiver by Lothian, at or prior to the Closing, of each of the following conditions, any of which may be waived, in writing, exclusively by Lothian:

             (a) Representations and Warranties. Each of the representations and warranties made by United in Article III of this Agreement (as qualified by the United Disclosure Schedule) shall be true and correct in all material respects on the date of this Agreement and such representations and warranties (as qualified by the United Disclosure Schedule, as such may be updated at the Closing Date and prior to the Effective Time, as provided below) shall be true and correct in all material respects on and as of the Closing Date (except, in each case, for any such representations or warranties that, by their express terms, speak only as of a specific date or dates, in which case such representations and warranties need only be true and correct in all material respects on and as of such specified date or dates); provided, that United shall have the opportunity to update the United Disclosure Schedule as of the Closing Date; and provided further, that notwithstanding any failure of one or more of the representations or warranties of United (as qualified as permitted above) to be true and correct in all material respects as of the date of this Agreement or as of the Closing Date, the condition set forth in this Section 5.2(a) shall nevertheless be satisfied so long as such representations and warranties of United (as qualified as permitted above), do not contain any misstatement or omission of any fact or matter that would have a Material Adverse Effect on the Business or Condition of United (it being agreed that in any controversy concerning the applicability of this Section 5.2(a), the party claiming the misstatement or omission of any fact or matter shall have the burden of proving that such fact or matter would have a Material Adverse Effect on the Business or Condition of United).

             (b) Performance. United shall have performed and complied in all material respects with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by United at or before the Closing.

             (c) No Material Adverse Change. There shall have occurred no material adverse change in the Business or Condition of United since the date hereof; provided that for purposes of this Section 5.2(c), Section 3.8 and/or
Section 5.2(a), a change to the Business or Condition of United which is attributable to or results from (i) the public announcement or pendency of the transactions contemplated hereby on current or prospective customers of United,
(ii) changes in general economic conditions or changes affecting the industry generally in which United operates, and/or (iii) changes resulting from the acts or omissions of Lothian shall not be deemed to be a material adverse change in the Business or Condition of United; provided further, that a reduction in the market price of United's capital stock shall not, in and of itself, constitute a material adverse change in the Business or Condition of United (it being agreed that in any controversy concerning the applicability of this Section 5.2(c),
Section 3.8 and/or Section 5.2(a), the party claiming that there has occurred a material adverse change in the Business or Condition of United since the date hereof shall have the burden of proving the occurrence of such material adverse change).

             (d) Officer's Certificate. United shall have delivered to Lothian a certificate, dated the Closing Date and executed by the President and Chief Executive Officer of United substantially in the form set forth in Exhibit F hereto.

             (e) Legal Opinion. Lothian shall have received a legal opinion from Richardson & Patel LLP, counsel to United, as to the matters set forth on Exhibit G hereto.

             (f) Directors and Officers. Each of the Lothian Designees shall have been duly and validly elected to United's board of directors, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. If any Lothian Designee cannot or will not serve as a director of the Surviving Corporation, Lothian may designate a replacement Lothian Designee, provided such replacement is reasonably acceptable to the Existing Directors. The officers of Surviving Corporation at, and immediately after, the Effective Time shall be as mutually agreed to by Lothian and United, except that it is agreed that C. Scott Wilson shall be Chief Executive Officer and President and Kenneth Levy shall be Chief Financial Officer.

         5.3 Additional Conditions to the Obligations of United. The obligations of United to consummate the Merger and the other transactions contemplated by this Agreement shall be subject to the satisfaction, or waiver by United, at or prior to the Closing, of each of the following conditions, any of which may be waived, in writing, exclusively by United:

             (a) Representations and Warranties. Each of the representations and warranties made by Lothian in Article II of this Agreement (as qualified by the Lothian Disclosure Schedule) shall be true and correct in all material respects on the date of this Agreement and such representations and warranties (as qualified by the Lothian Disclosure Schedule, as such may be updated at the Closing Date and prior to the Effective Time, as provided below) shall be true and correct in all material respects on and as of the Closing Date (except, in each case, for any such representations or warranties that, by their express terms, speak only as of a specific date or dates, in which case such representations and warranties need only be true and correct in all material respects on and as of such specified date or dates); provided, that Lothian shall have the opportunity to update the Lothian Disclosure Schedule as of the Closing Date; and provided further, that notwithstanding any failure of one or more of the representations or warranties of Lothian (as qualified as permitted above) to be true and correct in all material respects as of the date of this Agreement or as of the Closing Date, the condition set forth in this Section 5.3(a) shall nevertheless be satisfied so long as such representations and warranties of Lothian (as qualified as permitted above), do not contain any misstatement or omission of any fact or matter that could reasonably be anticipated to have a Material Adverse Effect on the Business or Condition of Lothian (it being agreed that in any controversy concerning the applicability of this Section 5.3(a), the party claiming the misstatement or omission of any fact or matter shall have the burden of proving that such fact or matter would have a Material Adverse Effect on the Business or Condition of Lothian).

             (b) Performance. Lothian shall have performed and complied in all material respects with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Lothian on or before the Closing Date.

             (c) No Material Adverse Change. There shall have occurred no material adverse change in the Business or Condition of Lothian since the date hereof; provided that for purposes of this Section 5.3(c), Section 2.8 and/or
Section 5.3(a), a change to the Business or Condition of Lothian which is attributable to or results from (i) the public announcement or pendency of the transactions contemplated hereby on current or prospective customers of Lothian,
(ii) changes in general economic conditions or changes affecting the industry generally in which Lothian operates and/or (iii) changes resulting from the acts or omissions of United shall not be deemed to be a material adverse change in the Business or Condition of Lothian; provided further, that a reduction in the market value of Lothian's capital stock shall not, in and of itself, constitute a material adverse change in the Business or Condition of Lothian; (it being agreed that in any controversy concerning the applicability of this Section 5.3(c), Section 2.8 and/or Section 5.3(a), the party claiming that there has occurred a material adverse change in the Business or Condition of Lothian since the date hereof shall have the burden of proving the occurrence of such material adverse change).

             (d) Officer's Certificate. Lothian shall have delivered to United a certificate, dated the Closing Date and executed by the President and Chief Executive Officer of Lothian substantially in the form set forth in Exhibit H hereto.

             (e) Third Party Consents. United shall have been furnished with evidence satisfactory to it that Lothian has obtained the consents, approvals and waivers listed in Section 2.5 of the Lothian Disclosure Schedule (except for such consents, approvals and waivers the failure of which to receive would have a Material Adverse Effect on the Surviving Corporation).

             (f) Legal Opinion. United shall have received a legal opinion from Markowitz & Roshco, LLP, legal counsel to Lothian, as to the matters set forth on Exhibit I hereto.


                                   ARTICLE VI
                                    SURVIVAL

         6.1 Survival of Representations, Warranties, Covenants and Agreements. Notwithstanding any right of United or Lothian (whether or not exercised) to investigate the affairs of United or Lothian or a waiver by United or Lothian of any condition to Closing set forth in Article V, each party shall have the right to rely fully upon the representations, warranties, covenants and agreements of the other party contained in this Agreement or in any instrument delivered pursuant to this Agreement. Other than Lothian's capitalization representation set forth in Section 2.3, which shall only survive until the Expiration Date, none of the representations and warranties of Lothian or United, and none of the other covenants and agreements of Lothian and United, which by their terms are to be performed on or prior to the Closing Date, shall survive after the Merger.


                                   ARTICLE VII
                       CONDUCT PRIOR TO THE EFFECTIVE TIME

         7.1 Conduct of Business.

             (a) During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement and the Effective Time, Lothian and United each agree (unless such party receives prior consent in writing from the other party, which consent shall not be unreasonably withheld) to carry on its business in the ordinary and usual course and consistent with its past practices, to pay its Liabilities and Taxes consistent with its past practices (and in any event when due), to pay or perform other obligations when due consistent with its past practices (other than Liabilities, Taxes and other obligations, if any, contested in good faith through appropriate proceedings), and, to the extent consistent with such business, to use commercially reasonable efforts to preserve intact its present business organization, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees, independent contractors and other Persons having business dealings with it, all with the express purpose and intent of preserving unimpaired its goodwill and ongoing businesses at the Effective Time.

             (b) Without limiting Section 7.1(a), and except as otherwise specifically provided in this Agreement, Lothian will not, directly or indirectly, prior to the Effective Time, without the prior written consent of
United:

                  (i) enter into any material Contract or other material commitment or transaction, except in the ordinary course of its business consistent with past practice;

                  (ii) amend or otherwise modify (or agree to do so), except in the ordinary course of business, or violate the terms of, any material Contract;

                  (iii)  amend its Certificate of Incorporation or Bylaws;

                  (iv) transfer (by way of a License or otherwise) to any Person rights to any of its material Intellectual Property other than pursuant to licenses granted in the ordinary course of its business consistent with past practice;

                  (v) make any change in its accounting policies, principles, methods, practices or procedures (including for bad debts, contingent liabilities or otherwise, respecting capitalization or expense of research and development expenditures, depreciation or amortization rates or timing of recognition of income and expense);

                  (vi)   commence or settle any material litigation;

                  (vii) declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any shares of its capital stock, or split, combine or reclassify any of the Lothian Capital Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock (except upon the conversion of shares of Lothian Preferred Stock into shares of Lothian Common Stock in accordance with the terms of such Lothian Preferred Stock), or repurchase, redeem or otherwise acquire, directly or indirectly, any shares of Lothian Capital Stock or Lothian Equity Securities (except that Lothian may repurchase or redeem shares of Lothian Capital Stock at the original purchase price of such shares in connection with the termination of employment with Lothian or Lothian Subsidiary of the Person whose shares are being repurchased or redeemed);

                  (viii) acquire any business, company or corporation, whether through the purchase of stock, a purchase, lease or License of assets, a merger, consolidation, tender offer or any other form of business combination;

                  (ix) dispose of any significant assets, other than in the ordinary course of its business, consistent with its past practices; or

                  (x) enter into or approve any contract, arrangement or understanding or acquiesce in respect of any arrangement or understanding, to do, engage in or cause or having the effect of any of the foregoing.

             (c) Without limiting Section 7.1(a), and except as otherwise specifically provided in this Agreement, United will not, directly or indirectly, prior to the Effective Time, without the prior written consent of
Lothian:

                  (i) enter into any material Contract or other material commitment or transaction, except in the ordinary course of its business consistent with past practice;

                  (ii) amend or otherwise modify (or agree to do so), except in the ordinary course of business, or violate the terms of, any material Contract;

                  (iii)  amend its Articles of Incorporation or Bylaws;

                  (iv) transfer (by way of a License or otherwise) to any Person rights to any of its material Intellectual Property other than pursuant to licenses granted in the ordinary course of its business consistent with past practice;

                  (v) make any change in its accounting policies, principles, methods, practices or procedures (including for bad debts, contingent liabilities or otherwise, respecting capitalization or expense of research and development expenditures, depreciation or amortization rates or timing of recognition of income and expense);

                  (vi)   commence or settle any material litigation;

                  (vii) declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any shares of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or repurchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock (except that United may repurchase or redeem shares of its capital stock at the original purchase price of such shares in connection with the termination of employment with United of the Person whose shares are being repurchased or redeemed);

                  (viii) acquire any business, company or corporation, whether through the purchase of stock, a purchase, lease or License of assets, a merger, consolidation, tender offer or any other form of business combination;

                  (ix) dispose of any significant assets, other than in the ordinary course of its business, consistent with its past practices; or

                  (x) enter into or approve any contract, arrangement or understanding or acquiesce in respect of any arrangement or understanding, to do, engage in or cause or having the effect of any of the foregoing.

         7.2 No Solicitation--Lothian.

             (a) Until the earlier of the Effective Time and the date of termination of this Agreement pursuant to the provisions of Section 8.1 hereof, Lothian will not, nor will Lothian permit any of its Representatives to (directly or indirectly): (i) solicit, encourage, initiate, entertain or participate in any negotiations or discussions with respect to an offer or proposal, oral, written, or otherwise, formal or informal, to acquire all or any substantial portion of Lothian's business or assets, whether by purchase of assets, exclusive license, joint venture formation, purchase of stock, business combination or otherwise, (ii) disclose any information not customarily disclosed to any Person concerning Lothian and which Lothian believes would be used for the purposes of formulating any such offer or proposal, (iii) assist, cooperate with, facilitate or encourage any Person to make any offer or proposal to acquire all or any substantial portion of Lothian's business or assets (directly or indirectly), (iv) agree to, enter into a contract regarding, approve, recommend or endorse any transaction involving, the acquisition of all or any substantial portion of Lothian's business or assets (an "Acquisition Proposal--Lothian"), or (v) authorize or permit any of Lothian's Representatives to take any such action. Lothian shall notify United as promptly as practical if any proposal or offer (formal or informal, oral, written or otherwise), or any inquiry or contact with any Person with respect thereto, regarding an

Acquisition Proposal--Lothian is made, such notice to include the identity of the Person proposing such Acquisition Proposal-Lothian and the terms thereof, and shall keep United apprised on a current basis of the status of any such Acquisition Proposal--Lothian and of any modifications to the terms thereof. Lothian immediately shall cease and cause to be terminated all existing discussions or negotiations with any parties other than United conducted heretofore with respect to any Acquisition Proposal--Lothian. Notwithstanding the foregoing, prior to the date of the approval of this Agreement and the Merger by the stockholders of Lothian (the "Lothian Stockholder Approval Date"), Lothian may furnish information concerning its business, properties or assets to any corporation, partnership, person or other entity or group pursuant to appropriate confidentiality agreements, and may negotiate and participate in discussions and negotiations with such entity or group concerning an Acquisition Proposal--Lothian if:

                  (i) such entity or group has on an unsolicited basis submitted a bona fide written proposal to the Lothian Board of Directors relating to any such transaction which the Lothian Board of Directors determines in good faith, represents a superior transaction to the Merger (a "Competing Proposal--Lothian") and in the good faith judgment of the Lothian Board of Directors the person or entity making such Competing Proposal--Lothian appears to have the financial means, or the ability to obtain the necessary financing to successfully conclude such Competing Proposal--Lothian; and

                  (ii) in the opinion of the Lothian Board of Directors such action is required to discharge the Lothian Board of Directors' fiduciary duties to the Lothian's stockholders under applicable Law following receipt of advice from independent legal counsel to Lothian.

             (b) Except as set forth below in this subsection (b), neither the Lothian Board of Directors nor any committee thereof shall: (i) fail to include, withdraw or modify, or propose to withdraw or modify, in a manner adverse to United, the approval or positive recommendation by such Board of Directors or any such committee of this Agreement or the Merger, (ii) approve or recommend or propose to approve or recommend, any Acquisition Proposal--Lothian, or (iii) enter into any agreement with respect to any Acquisition Proposal--Lothian, provided, however, that notwithstanding the foregoing, prior to the Lothian Stockholder Approval Date, the Lothian Board of Directors may fail to include or may withdraw or modify, its approval or recommendation of this Agreement or the Merger, or may approve or recommend any Acquisition Proposal--Lothian which satisfies the requirements of each of subsection (i) and subsection (ii) of
Section 7.2(a) hereof (any such Acquisition Proposal--Lothian, a "Superior Proposal--Lothian"), or enter into an agreement with respect to a Superior Proposal--Lothian, in each case at any time after the fifth business day following United's receipt of written notice from the Lothian advising United that the Lothian Board of Directors has received a Superior Proposal--Lothian which it intends to accept, specifying the material terms and conditions of such Superior Proposal--Lothian and identifying the Person making such Superior Proposal--Lothian.

         7.3 No Solicitation--United.

             (a) Until the earlier of the Effective Time and the date of termination of this Agreement pursuant to the provisions of Section 8.1 hereof, United will not take, nor will United permit its representatives to (directly or indirectly): (i) solicit, encourage, initiate, entertain or participate in any negotiations or discussions with respect to an offer or proposal, oral, written, or otherwise, formal or informal to acquire all or any substantial portion of United's business or assets, whether by purchase of assets, exclusive license, joint venture formation, purchase of stock, business combination or otherwise,

(ii) disclose any information not customarily disclosed to any Person concerning United and which United believes would be used for the purposes of formulating any such offer or proposal, (iii) assist, cooperate with, facilitate or encourage any Person to make any offer or proposal to acquire all or any substantial portion of United's business or assets (directly or indirectly),
(iv) agree to, enter into a contract regarding, approve, recommend or endorse any transaction involving, the acquisition of all or any substantial portion of United's business or assets (an "Acquisition Proposal--United"), or (v) authorize or permit any of United's Representatives to take any such action. United shall notify Lothian as promptly as practical if any proposal or offer (formal or informal, oral, written or otherwise), or any inquiry or contact with any Person with respect thereto, regarding an Acquisition Proposal--United is made, such notice to include the identity of the Person proposing such Acquisition Proposal--United and the terms thereof, and shall keep Lothian apprised, on a current basis of the status of any such Acquisition Proposal--United and of any modifications to the terms thereof. United immediately shall cease and cause to be terminated all existing discussions or negotiations with any parties other than Lothian conducted heretofore with respect to any Acquisition Proposal--United. Notwithstanding the foregoing, prior to the date of the approval of this Agreement and the Merger by the shareholders of United (the "United Stockholder Approval Date"), United may furnish information concerning its business, properties or assets to any corporation, partnership, person or other entity or group pursuant to appropriate confidentiality agreements, and may negotiate and participate in discussions and negotiations with such entity or group concerning an Acquisition Proposal--United if:

                  (i) such entity or group has on an unsolicited basis submitted a bona fide written proposal to the United Board of Directors relating to any such transaction which the United Board of Directors determines in good faith, represents a superior transaction to the Merger (a "Competing Proposal--United") and in the good faith judgment of the United Board of Directors the person or entity making such Competing Proposal--United appears to have the financial means, or the ability to obtain the necessary financing to successfully conclude such Competing Proposal--United; and

                  (ii) in the opinion of the United Board of Directors such action is required to discharge the United Board of Directors' fiduciary duties to United's stockholders under applicable Law following receipt of advice from independent legal counsel to United.

             (b) Except as set forth below in this subsection (b), neither the United Board of Directors nor any committee thereof shall: (i) fail to include, withdraw or modify, or propose to withdraw or modify, in a manner adverse to Lothian, the approval or positive recommendation by such Board of Directors or any such committee of this Agreement or the Merger, (ii) approve or recommend or propose to approve or recommend, any Acquisition Proposal--United, or (iii) enter into any agreement with respect to any Acquisition Proposal--United, provided, however, that notwithstanding the foregoing, prior to the United Stockholder Approval Date, the United Board of Directors may fail to include or may withdraw or modify its approval or recommendation of this Agreement or the Merger, or may approve or recommend any Acquisition Proposal--United which satisfies the requirements of each of subsection (i) and subsection (ii) of
Section 7.3(a) hereof (any such Acquisition Proposal--United, a "Superior Proposal--United"), or enter into an agreement with respect to a Superior Proposal--United, in each case at any time after the fifth business day following Lothian's receipt of written notice from the United advising Lothian that the United Board of Directors has received a Superior Proposal--United which it intends to accept, specifying the material terms and conditions of such Superior Proposal--United and identifying the Person making such Superior Proposal--United.

                                  ARTICLE VIII
                        TERMINATION, AMENDMENT AND WAIVER

         8.1 Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time solely:

             (a)  by mutual written consent of Lothian and United;

             (b)  by United or Lothian if:

                  (i) there shall be any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger by any Governmental or Regulatory Authority that would make consummation of the Merger illegal or there shall be a final nonappealable order of a federal or state court in effect preventing consummation of the Merger;

                  (ii) if the Merger is not approved and adopted by the affirmative vote of the stockholders of Lothian as required by the DGCL and Lothian's Certificate of Incorporation and Bylaws, or if the Merger is not approved and adopted by the affirmative vote of the stockholders of United as required by the Utah Law and United's Articles of Incorporation and Bylaws;

                  (iii) if the holders of 5% or more of the outstanding shares of United Capital Stock shall have demanded payment pursuant to the exercise of dissenters' rights under Utah Law by virtue of the Merger;

                  (iv) if the holders of 5% or more of the outstanding shares of Lothian Capital Stock shall have demanded payment pursuant to the exercise of dissenters' rights under the DGCL by virtue of the Merger;

                  (v) the Merger, the issuance of United Capital Stock in the Merger, or any other matter necessary to enable United to consummate, carry out and perform the Merger as contemplated by this Agreement, is not approved and adopted by the stockholders of United in accordance with the rules of the NCM or Utah Law; or

                  (vi) the Effective Time has not occurred before 5 p.m. (Eastern Time) on September 30, 2006, provided, however, that the right to terminate this Agreement under this Section 8.1(b)(vi) shall not be available to any party whose willful failure to fulfill any obligation hereunder has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date.

             (c)  by Lothian if:

                  (i) Lothian enters into a definitive agreement, as permitted by Section 7.2 with respect to a Superior Proposal--Lothian, provided, however, that Lothian has complied with all provisions thereof, including the notice provisions therein; or

                  (ii) prior to the Effective Time, United's Board of Directors shall have (A) failed to timely provide, or withdrawn, modified or changed in a manner adverse to Lothian, its approval or recommendation of this Agreement or the Merger, (B) recommended a Superior Proposal--United, (C) executed a letter of intent, an agreement in principle or definitive agreement relating to a Superior Proposal--United or similar business combination with a person or entity other than Lothian, or (D) exercised its rights pursuant to
Section 7.3 with respect to a Superior Proposal--United, and, directly or through its representatives, continued discussions with any third party concerning an Superior Proposal--United for more than ten business days after the date of receipt of such Superior Proposal--United.

             (d)  by United if:

                  (i) United enters into a definitive agreement, as permitted by Section 7.3 with respect to a Superior Proposal--United that prohibits the consummation of, or requires material changes to, the Merger or any other business combination of United and Lothian, provided, however, that United has complied with all provisions thereof, including the notice provisions therein; or

                  (ii) prior to the Effective Time, Lothian Board of Directors shall have (A) failed to timely provide, or withdrawn, modified or changed in a manner adverse to United, its approval or recommendation of this Agreement or the Merger, (B) recommended a Superior Proposal--Lothian, (C) executed a letter of intent, an agreement in principle or definitive agreement relating to a Superior Proposal--Lothian or similar business combination with a person or entity other than United, or (D) exercised its rights pursuant to Section 7.2 with respect to a Superior Proposal--Lothian, and, directly or through its representatives, continued discussions with any third party concerning an Superior Proposal--Lothian for more than ten business days after the date of receipt of such Superior Proposal--Lothian.

         8.2 Intentionally Omitted.

         8.3 Effect of Termination. In the event of a valid termination of this Agreement as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of United or Lothian, or their respective officers, directors or stockholders or Affiliates or Associates; provided, however, that each party shall remain liable for any breaches of this Agreement prior to its termination.

         8.4 Amendment. Except as is otherwise required by applicable Law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.

         8.5 Extension; Waiver. At any time prior to the Effective Time, United and Lothian may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations of the other party hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements, covenants or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.


                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

         9.1 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed by prepaid first class certified mail, return receipt requested, or mailed by overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

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

         If to United, to:

                  United Heritage Corporation
                  2 North Caddo Street
                  Cleburne, Texas 76031
                  Attn:  C. Scott Wilson, CEO
                  Phone: (817) 641-3681
                  Fax: (817) 641-3683

                  with a copy to:

                  Richardson & Patel LLP
                  10900 Wilshire Boulevard, Suite 500
                  Los Angeles, California 90024
                  Attn:  Kevin Friedmann, Esq.
                  Phone: (310) 208-1182
                  Fax: (310) 208-1154

         If to Lothian to:

                  Lothian Oil Inc.
                  500 Fifth Avenue, Suite 2600
                  New York, New York 10110
                  Attn:  Bruce Ransom, CEO
                  Phone:  (212) 391-0055
                  Fax:  (212) 658-9721

                  with a copy to:

                  Markowitz & Roshco, LLP
                  530 Fifth Avenue - 23rd Floor
                  New York, New York 10036
                  Attn:  Seth P. Markowitz, Esq.
                  (212) 869-6000 Phone
                  (212) 944-7630 Facsimile

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 9.1, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided for in this Section 9.1, be deemed given upon facsimile confirmation,
(iii) if delivered by mail in the manner described above to the address as provided for in this Section 9.1, be deemed given on the earlier of the third Business Day following mailing or upon receipt and (iv) if delivered by overnight courier to the address as provided in this Section 9.1, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 9.1). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

         9.2 Entire Agreement. This Agreement and the Exhibits and Schedules hereto, including the Lothian Disclosure Schedule and the United Disclosure Schedule, and all agreements required to be executed and delivered pursuant hereto, constitute the entire agreement and understanding among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, except for the Confidentiality Agreement, which shall continue in full force and effect and shall survive any termination of this Agreement or the Closing in accordance with its terms.

         9.3 Further Assurances; Post-Closing Cooperation. At any time or from time to time after the Closing, the parties shall execute and deliver to the other party such other documents and instruments, provide such materials and information and take such other actions as the other party may reasonably request to consummate the transactions contemplated by this Agreement and otherwise to cause the other party to fulfill its obligations under this Agreement and the transactions contemplated hereby. Each party agrees to use diligent efforts to cause the conditions to its obligations to consummate the Merger to be satisfied.

         9.4 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

         9.5 Third Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other Person.

         9.6 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned (by operation of Law or otherwise) by any party without the prior written consent of the other party and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

         9.7 Headings. The headings and table of contents used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

         9.8 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

         9.9 Governing Law. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELWARE, INCLUDING LAWS RELATING TO THE VALIDITY, INTERPRETATION AND EFFECT OF THIS AGREEMENT, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, EXCEPT TO THE EXTENT THAT THE DGCL AND/OR UTAH LAW SHALL SPECIFICALLY AND MANDATORILY APPLY TO THE MERGER AND THE RIGHTS OF STOCKHOLDERS INCIDENT THERETO.

             (b) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK FOR ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE MERGER OR ANY OF THE OTHER TRANSACTION CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING HERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN SECTION 9.1 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE IN ANY LITIGATION ARISING OUT OF THIS AGREEMENT OR THE MERGER OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENTENT FORUM.

             (c) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED HEREBY.

         9.10 Construction. Ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction.

         9.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         9.12 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Except where this Agreement specifically provides for arbitration, it is agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity.

                                    ARTICLE X
                                   DEFINITIONS

         10.1 Definitions.

              (a) As used in this Agreement, the following defined terms shall have the meanings indicated below:

                  "Acquisition Proposal -- Lothian" has the meaning ascribed to it in Section 7.2(a).

                  "Acquisition Proposal -- United" has the meaning ascribed to it in Section 7.3(a).

                  "Actions or Proceedings" means any action, suit, complaint, petition, investigation, proceeding, arbitration, litigation or Governmental or Regulatory Authority investigation, audit or other proceeding, whether civil or criminal, in Law or in equity, or before any arbitrator or Governmental Regulatory Authority.

                  "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with, such Person. For purposes of this definition, "Control" (including, with correlative meanings, the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock, as trustee or executor, by Contract or credit arrangement or otherwise.

                  "Agreement" means this Merger Agreement and Plan of Reorganization, including (unless the context otherwise requires) the Exhibits and Schedules hereto and the certificates and instruments delivered in connection herewith, or incorporated by reference, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

                  "Ancillary Agreements" has the meaning ascribed to it in
Section 2.2.

                  "Approval" means any approval, authorization, consent, permit, qualification or registration, or any waiver of any of the foregoing, required to be obtained from or made with, or any notice, statement or other communication required to be filed with or delivered to, any Governmental or Regulatory Authority or any other Person.

                  "Assets and Properties" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned, licensed or leased by such Person, including cash, cash equivalents, Investment Assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

                  "Associate" means, with respect to any Person, any corporation or other business organization of which such Person is an officer or partner or is the beneficial owner, directly or indirectly, of twenty percent (20%) or more of any class of voting equity securities, any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar capacity and any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

                  "Books and Records" means all files, documents, instruments, papers, books and records relating to the Business or Condition of such party, including financial statements, internal reports, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs (including data processing files and records), retrieval programs, operating data and plans and environmental studies and plans.

                  "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

                  "Business or Condition" means, with respect to United, the business, condition (financial or otherwise), results of operations or Assets and Properties of United and the United Subsidiaries, taking United together with the Lothian Subsidiaries as a whole, and, with respect to Lothian, the business, condition, results of operations or Assets and Properties of Lothian and the Lothian Subsidiaries, taking Lothian together with the Lothian Subsidiaries as a whole.

                  "Certificates" has the meaning ascribed to it in Section
1.8(b).

                  "Closing" means the closing of the transactions contemplated by Section 1.2.

                  "Closing Date" has the meaning ascribed to it in Section 1.2.

                  "Closing Price" has the meaning ascribed to it in Section 1.6(f).

                  "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  "Competing Proposal--Lothian" has the meaning ascribed to it in Section 7.2(a)(i).

                  "Competing Proposal--United" has the meaning ascribed to it in
Section 7.3(a)(i).

                  "Confidentiality Agreement" has the meaning set forth in
Section 4.4.

                  "Contract" means any agreement, Lease, debenture, note, bond, evidence of Indebtedness, mortgage, indenture, security agreement, option or other contract or commitment (whether written or oral).

                  "DGCL" means the General Corporation Law of the State of Delaware.

                  "Delaware Certificate of Merger" has the meaning set forth in
Section 1.2.

                  "Dissenting Shares" has the meaning ascribed to it in Section 1.7(a).

                  "Effective Time" has the meaning ascribed to it in Section
1.2.

                  "Environment" means all air, surface water, groundwater or land (including land surface or subsurface) including all fish, wildlife and biota and all other natural resources.

                  "Environmental Law" means any and all Laws, Orders or Contracts with any Governmental or Regulatory Authority, relating to the protection of health and the Environment, worker health and safety, and/or governing the handling, use, generation, treatment, storage, transportation, disposal, manufacture, distribution, formulation, packaging, labeling or Release of any Hazardous Materials.

                  "Environmental Permit" means any permit, license, approval, consent or authorization required under or in connection with any Environmental Law and includes without limitation any and all orders, consent orders or binding agreements issued or entered into by a Governmental or Regulatory Authority.

                  "Equity Equivalents" means securities (including Options to purchase any shares of Lothian Capital Stock) which, by their terms, are or may be exercisable, convertible or exchangeable for or into common stock, preferred stock or other equity securities of Lothian at the election of the holder thereof.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

                  "ERISA Affiliate" means each person (as defined in section 3(9) of ERISA) that, together with Lothian, would be treated as a single employer under section 4001(b) of ERISA or that would be deemed to be a member of the same "controlled group" within the meaning of section 414(b) or (c) of the Code.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

                  "Exchange Agent" means ComputerShare.

                  "Exchange Ratio" has the meaning ascribed to it in Section 1.6(e).

                  "Existing Directors" has the meaning ascribed to it in Section 1.5.

                  "Expiration Date" shall mean the date 180 days after the Effective Time.

                  "Lothian Financial Statement Date" means March 31, 2005.

                  "United Financial Statement Date" means March 31, 2005.

                  "GAAP" means generally accepted accounting principles in the United States, as in effect from time to time.

                  "Good Faith Consultation" with a Person's independent accountants, as used in Sections 2.23 and 3.22 of this Agreement, means consultation with such accountants following disclosure in good faith to such accountants of all facts requested by such accountants or which the specified Person otherwise had reason to believe would be relevant to such accountants' assessment.

                  "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, bureau, board, commission, department, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision, and shall include any stock exchange, quotation service and the National Association of Securities Dealers.

                  "Hazardous Material" means petroleum, petroleum hydrocarbons or petroleum products, petroleum by-products, radioactive materials, asbestos or asbestos-containing materials, gasoline, diesel fuel, pesticides, radon, urea formaldehyde, lead or lead-containing materials, polychlorinated biphenyls and any other chemicals, materials, substances or wastes in any amount or concentration which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous materials," "hazardous wastes," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "pollutants," "regulated substances," "solid wastes" or "contaminants" or words of similar import under any Environmental Law.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

                  "Indebtedness" of any Person means all obligations of such Person (a) for borrowed money, (b) evidenced by notes, bonds, debentures or similar instruments, (c) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business), (d) under capital leases and (e) in the nature of guarantees of the obligations described in clauses (a) through (d) above of any other Person.

                  "Intellectual Property" means all trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, patents and patent rights, utility models and utility model rights, copyrights, moral rights, mask work rights, brand names, trade dress, product designs, product packaging, business and product names, logos, slogans, rights of publicity, trade secrets, inventions (whether patentable or not), invention disclosures, improvements, processes, formulae, industrial models, processes, designs, specifications, technology, methodologies, computer software (including all source code and object code), firmware, development tools, flow charts, annotations, all Web addresses, sites and domain names, all data bases and data collections and all rights therein, any other confidential and proprietary right or information, whether or not subject to statutory registration, and all related technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, utility models, trademarks, service marks and copyrights, and the right to sue for past infringement, if any, in connection with any of the foregoing, and all documents, disks, records, files and other media on which any of the foregoing is stored.

                  "Investment Assets" means all debentures, notes and other evidences of Indebtedness, stocks, securities (including rights to purchase and securities convertible into or exchangeable for other securities), interests in joint ventures and general and limited partnerships, mortgage loans and other investment or portfolio assets owned of record or beneficially by Lothian or the Lothian Subsidiaries.

                  "IRS" means the United States Internal Revenue Service or any successor entity.

                  "Law" or "Laws" means any law, statute, order, decree, consent decree, judgment, rule, regulation, ordinance or other pronouncement having the effect of law whether in the United States, any foreign country, or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

                  "Liabilities" means all Indebtedness, obligations and other liabilities of a Person, whether absolute, accrued, contingent (or based upon any contingency), known or unknown, fixed or otherwise, or whether due or to become due.

                  "License" means any Contract that grants a Person the right to use or otherwise enjoy the benefits of any Intellectual Property (including any covenants not to sue with respect to any Intellectual Property).

                  "Liens" means any mortgage, pledge, assessment, security interest, lease, lien, easement, license, covenant, condition, restriction, adverse claim, levy, charge, option, equity, adverse claim or restriction or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing, except for any restrictions on transfer generally arising under any applicable federal or state securities Law.

                  "Lothian" has the meaning ascribed to it in the forepart of this Agreement.

                  "Lothian Capital Stock" means Lothian Common Stock and Lothian Preferred Stock.

                  "Lothian Common Stock" has the meaning ascribed to it in
Section 2.3.

                  "Lothian Covered Person" has the meaning ascribed to it in
Section 4.13.

                  "Lothian Designees" has the meaning ascribed to it in Section 1.5.

                  "Lothian Equity Securities" means Lothian Options and Lothian Warrants, collectively.

                  "Lothian Financials" means the audited consolidated balance sheets of Lothian as of March 31, 2005 and the related audited consolidated statements of operations, stockholders' equity and cash flows for the fiscal year then ended, including the notes thereto.

                  "Lothian Intellectual Property" shall mean the Intellectual Property that is (i) owned by; (ii) licensed to; or (iii) was developed or created by or for Lothian or the Lothian Subsidiaries, and is used in or necessary for the conduct of the present or anticipated business of Lothian or the Lothian Subsidiaries, taken as a whole.

                  "Lothian Notice of Merger" has the meaning ascribed to it in
Section 2.26.

                  "Lothian Option" means any Option to purchase Lothian Capital Stock, whether or not granted pursuant to Lothian Stock Plan, that is granted to an employee, consultant or other individual service provider of Lothian or Lothian Subsidiary.

                  "Lothian Preferred Stock" has the meaning ascribed to it in
Section 2.3, and shall include the Lothian Series A Preferred Stock, Lothian Series B-1 Preferred Stock and the Lothian Series B-2 Preferred Stock.

                  "Lothian Registered Intellectual Property" means all Registered Intellectual Property owned by, or filed in the name of, Lothian or Lothian Subsidiary.

                  "Lothian Series A Preferred Stock" has the meaning ascribed to it in Section 2.3.

                  "Lothian Series B-1 Preferred Stock" has the meaning ascribed to it in Section 2.3.

                  "Lothian Series B-2 Preferred Stock" has the meaning ascribed to it in Section 2.3

                  "Lothian Stock Plan" has the meaning ascribed to it in Section 1.6(c)(i).

                  "Lothian Stockholder Approval Date" has the meaning ascribed to it in Section 7.2(a).

                  "Lothian Warrant" means each Lothian warrant to purchase Lothian Capital Stock (if any) listed or required to be listed in Section 2.3 of the Lothian Disclosure Schedule.

                  "Lothian Subsidiaries" has the meaning ascribed to it in
Section 2.4.

                  "Material Adverse Effect" when used with reference to any entity or group of related entities, means any event, change or effect that is (or will with the passage of time be) materially adverse to the condition (financial or otherwise), properties, assets, liabilities, business, operations or results of operations of such entity and its subsidiaries, taken as a whole.

                  "Merger" has the meaning ascribed to it in the recitals to this Agreement.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "NCM" means the distinct tier of The NASDAQ Stock Market referred to as The NASDAQ Capital Market.

                  "Option" with respect to any Person means any security, right, subscription, warrant, option "phantom" stock right or other Contract that gives the right to (i) purchase or otherwise receive or be issued any shares of capital stock or other equity interests of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock or other equity interests of such Person or (ii) receive any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock or other equity interests of such Person, including any rights to participate in the equity, income or election of directors or officers of such Person.

                  "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

                  "PBGC" means the Pension Benefit Guaranty Corporation established under ERISA.

                  "Permit" means any license, permit, franchise or authorization.

                  "Person" means any natural person, corporation, general partnership, limited partnership, limited liability Lothian or partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

                  "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of a Hazardous Material into the Environment.

                  "Representatives" means, with respect to any Person, such Person's directors, officers, agents, employees, affiliates, attorneys, accountants, financial advisers or other representatives.

                  "SEC" means the Securities and Exchange Commission or any successor entity.

                  "SEC Documents" means, with respect to any Person, each report, schedule, form, statement or other document filed with the SEC by such Person pursuant to Section 13(a) and 15(d) of the Exchange Act and all final and effective registration statements and prospectuses filed by such Person with the SEC pursuant to the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Series A and B Certificates" has the meaning ascribed to it in Section 1.4.

                  "Site" means any of the real properties currently or previously owned, leased, occupied, used or operated by Lothian or the Lothian Subsidiaries, any predecessors of Lothian or the Lothian Subsidiaries, or any entities previously owned by Lothian or the Lothian Subsidiaries, including all soil, subsoil, surface waters and groundwater thereat.

                  "Subsidiary" means, in addition to the Lothian Subsidiaries and United Subsidiaries, any Person in which Lothian or United, as the context requires, directly or indirectly through Subsidiaries or otherwise, beneficially owns at least 50% of either the equity interest in, or the voting control of, such Person, whether or not existing on the date hereof.

                  "Superior Proposal--Lothian" has the meaning ascribed to it in
Section 7.2(b).

                  "Superior Proposal--United" has the meaning ascribed to it in
Section 7.3(b).

                  "Surviving Corporation" has the meaning ascribed to it in
Section 1.1.

                  "Tax" (and, with correlative meaning, "Taxes" and "Taxable") means any and all taxes including, without limitation, (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, value added, net worth, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Taxing Authority responsible for the imposition of any such tax (domestic or foreign), (ii) any liability for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period or as the result of being a transferee or successor thereof and (iii) any liability for the payment of any amounts of the type described in (i) or (ii) as a result of any express or implied obligation to indemnify any other Person.

                  "Tax Returns" means any return, report, information return, schedule, certificate, statement or other document (including any related or supporting information) filed or required to be filed with, or, where none is required to be filed with a Taxing Authority, the statement or other document issued by, a Taxing Authority in connection with any Tax.

                  "Taxing Authority" means any Governmental or Regulatory Authority, board, bureau, body, department or authority of any United States federal, state or local jurisdiction or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

                  "Third Party Expenses" has the meaning ascribed to it in
Section 4.5.

                  "United" has the meaning ascribed to it in the forepart of this Agreement.

                  "United Common Stock" has the meaning ascribed to it in Recitals hereto.

                  "United Capital Stock" means the United Common Stock and the United Preferred Stock.

                  "United Preferred Stock" means Series A Convertible Preferred Stock, Series B-1 Convertible Preferred Stock and Series B-2 Convertible Preferred Stock authorized by United's Certificate of Incorporation at the Effective Time.

                  "United Financial Statements" has the meaning ascribed to it in Section 3.7.

                  "United Information Statement" has the meaning ascribed to it in Section 2.26.

                  "United Registered Intellectual Property" shall mean all United States, international and foreign: (i) patents, patent applications (including provisional applications); (ii) registered trademarks and service marks, applications to register trademarks and service marks, intent-to-use applications, other registrations or applications to trademarks or service marks, or trademarks or service marks in which common law rights are owned or otherwise controlled; (iii) registered copyrights and applications for copyright registration; (iv) any mask work registrations and applications to register mask works; and (v) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any state, government or other public legal authority.

                  "United Stockholder Approval Date" has the meaning ascribed to it in Section 7.3(a).

                  "United Subsidiaries" has the meaning ascribed to it in
Section 3.4.

                  "Utah Law" means the Utah Revised Business Corporation Act.

              (b) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement as a whole and not to any particular Article, Section or other subdivision, (iv) the terms "Article" or "Section" or other subdivision refer to the specified Article, Section or other subdivision of the body of this Agreement, (v) the phrases "ordinary course of business" and "ordinary course of business consistent with past practice" refer to the business and practice of Lothian or United, as the context requires, (vi) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation," and (vii) when a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. The term "party" or "parties" when used herein refer to United, on the one hand, and Lothian, on the other.

              (c) When used herein, the phrase "to the knowledge of" any Person, "to the best knowledge of" any Person, "known to" any Person or any similar phrase, means (i) with respect to any Person who is an individual, the actual knowledge of such Person, and (ii) with respect to any other Person, the actual knowledge of the directors and officers of such Person and other individuals that have a similar position or have similar powers and duties as the officers and directors of such Person.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, United and Lothian have caused this Agreement to be signed by their duly authorized representatives, all as of the date first written above.

UNITED HERITAGE CORPORATION                 LOTHIAN OIL INC.



By:/s/ C. Scott Wilson                      By:/s/ Bruce Ransom
   ---------------------------------           --------------------------------
Name:  C. Scott Wilson                      Name:  Bruce Ransom
Title: CEO                                  Title: CEO

                                                                       EXHIBIT A

                         FORM OF UTAH ARTICLES OF MERGER

                               ARTICLES OF MERGER

                                       OF

                                LOTHIAN OIL INC.
                             A Delaware Corporation
                         (the non-surviving corporation)

                                       and

                           UNITED HERITAGE CORPORATION
                               A Utah Corporation
                           (the surviving corporation)

                        ARTICLE I - Surviving Corporation

         The name of the corporation surviving the merger ("Merger") is United Heritage Corporation. United Heritage Corporation is a domestic corporation incorporated on April 30, 1981 and existing pursuant to the provisions of the Utah Revised Business Corporation Act.

                     ARTICLE II - Non-Surviving Corporations

         The name of the non-surviving corporation is Lothian Oil Inc., a Delaware corporation, which was incorporated on September 22, 2004.

                          ARTICLE III - Plan of Merger

         The Plan of Merger containing such information as required by Utah Code 16-10a-1101 is set forth in Exhibit A, attached hereto and made a part hereof.

               ARTICLE IV - Amendment to Articles of Incorporation

         The Articles of Incorporation of United Heritage Corporation shall, on the Merger becoming effective, be and constitute the Articles of Incorporation of the surviving corporation with the following amendment:

         Article I of the Articles of Incorporation of United Heritage Corporation shall be amended to read in its entirety as follows:

         Article I - Name: The name of this corporation is Lothian Oil Inc.

        ARTICLE V - Manner of Adoption and Vote of Surviving Corporation

         The designation of the voting group of United Heritage Corporation that voted on the Merger was Common Stock. The number of outstanding shares of United Heritage Corporation Common Stock and the number of votes entitled to be cast by the holders of such shares, as of ___________, 2006, was _______________. The number of votes of the United Heritage Corporation Common Stock voting group cast for the Merger was 3,760,000 and the number of votes of the United Heritage Corporation Common Stock voting group cast against the Merger was none.

      ARTICLE VI - Manner of Adoption and Vote of Non-Surviving Corporation

         The designation of the voting groups of Lothian Oil Inc. that voted on the Merger was Common Stock, Series A Preferred Stock and Series B-1 Preferred Stock.

         The number of outstanding shares of Lothian Oil Inc. Common Stock and the number of votes entitled to be cast by the holders of such shares, as of ___________, 2006, was 27,299,660. The number of votes of the Lothian Oil Inc. Common Stock voting group cast for the Merger was ____________ and the number of votes of the Lothian Oil Inc. Common Stock voting group cast against the Merger was none.

         The number of outstanding shares of Lothian Oil Inc. Series A Preferred Stock as of ____________, 2006 was 150,000 and the number of votes entitled to be cast by the holders of such shares, as of ___________, 2006, was 15,000,000. The number of votes of the Lothian Oil Inc. Series A Preferred Stock voting group cast for the Merger was ___________ and the number of votes of the Lothian Oil Inc. Series A Preferred Stock voting group cast against the Merger was none.

         The number of outstanding shares of Lothian Oil Inc. Series B-1 Preferred Stock as of ____________, 2006 was 50,000 and the number of votes entitled to be cast by the holders of such shares, as of ___________, 2006, was 5,000,000. The number of votes of the Lothian Oil Inc. Series A Preferred Stock voting group cast for the Merger was ____________ and the number of votes of the Lothian Oil Inc. Series B-1 Preferred Stock voting group cast against the Merger was none.

                     ARTICLE VII - Effective Date of Merger

         The effective date of the Merger shall be the date upon which these Articles are filed with the Utah Division of Corporations and Commercial Code.

         In witness whereof, the undersigned, being the Chief Executive Officer of the surviving corporation, executes these Articles of Merger subject to penalties of perjury that the statements contained herein are true on this _____ day of March 2006.


                                       -----------------------------------------
                                       C. Scott Wilson

                                    Exhibit A

                                 PLAN OF MERGER

         This Plan of Merger ("Plan") is entered into as of the _____ day of March 2006 by and between United Heritage Corporation, a Utah corporation ("United Heritage") and Lothian Oil Inc., a Delaware corporation ("Lothian").

                                    RECITALS

         A. United Heritage is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Utah.

         B. Lothian is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

         C. The respective Boards of Directors of United Heritage and Lothian and a majority of the issued and outstanding shares of United Heritage and Lothian deem it advisable for good and valid business reasons and for the mutual benefit of United Heritage and Lothian that Lothian be merged with and into United Heritage (the "Merger") as a statutory merger under Section 368(a) of the Internal Revenue Code of 1986, as amended, upon the terms and subject to the conditions set forth herein and in the Merger Agreement and Plan of Reorganization between the parties hereto dated as of February _____, 2006 (the "Merger Agreement") and in accordance with the Utah Revised Business Corporation Act (the "Act").

         D. United Heritage and Lothian and their respective Boards of Directors and, to the extent required by applicable law, their respective shareholders, have approved this Plan.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties hereto agree as follows:

         1. The Merger. At the Effective Time (as hereinafter defined), in accordance with the Merger Agreement and Section 16-10a-1105(2) of the Act, Lothian shall be merged with and into United Heritage, the separate existence of Lothian shall cease, and United Heritage shall continue as the surviving corporation under the new corporate name of Lothian Oil Inc. (United Heritage and Lothian are herein sometimes referred to as the "Constituent Corporations" and United Heritage, in its capacity as the corporation surviving the Merger, is sometimes referred to herein as the "Surviving Corporation".)

         2. Effective Time. The Merger shall become effective immediately upon the filing of the Articles of Merger and this Plan with the Utah Department of Corporations and Commercial Code. The date and time of such filing are sometimes referred to herein as the "Effective Time."

         3. Effect of the Merger. At the Effective Time, the Merger shall have the effect provided for in Section 16-10a-1106 of the Act.

         4. Articles of Incorporation and Bylaws; Directors and Officers.

            (a) The Articles of Incorporation and Bylaws of United Heritage, as in effect immediately prior to the Effective Time, shall, except as amended as hereinafter provided, be the Articles of Incorporation and Bylaws of the Surviving Corporation at the Effective Time and shall thereafter continue to be its Articles of Incorporation and Bylaws until amended as provided therein and under applicable law.

            (b) Article I of the Articles of Incorporation of United shall be hereby amended effective as of the Effective Time to read as follows:

                                ARTICLE I - NAME

                The name of this corporation is Lothian Oil Inc.

            (c) The following listed individuals shall be the directors of the Surviving Corporation at the Effective Time:

                  C. Scott Wilson
                  Kenneth Levy
                  Bruce Ransom
                  Thomas Kelly
                  Larry W. Wilton
                  Michael Raleigh

                  Each of these individuals will serve a term as a director expiring at the annual meeting of shareholders to be held in 2006 and until their successors shall be duly elected and qualified.

            (d) The following individuals shall be the officers of the Surviving Corporation at the Effective Time:

                  C. Scott Wilson - President and Chief Executive Officer Kenneth Levy - Chief Financial Officer and Secretary

         5. Conversion of Securities.

            (a) At the Effective Time, by virtue of the Merger and without any further action on the part of United Heritage, Lothian or the shareholders of United Heritage or Lothian, all of the shares of common stock of Lothian issued and outstanding (the "Lothian Common Stock") in the aggregate, shall automatically be converted into the right to receive shares of common stock of United Heritage (the "United Heritage Common Stock") with the right of each of the holders thereof, as of the Effective Time, to be treated as a registered holder of shares of United Heritage Common Stock with all rights to dividends and other distributions made to registered holders of United Heritage Common Stock as of such dated, provided that the aggregate number of shares of United Heritage Common Stock that each of the Lothian shareholders is entitled to receive is rounded down to the nearest whole share, such shareholder will receive from United Heritage in respect of the fractional share subject to such rounding, the value in cash of such factional share determined by averaging the representative bid and asked prices for the United Heritage Common Stock quoted in the NASDAQ System as of 4:00 P.M., New York time, averaged over a period of 21 days consisting of the day as of which the value is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. On the On the Effective Date, each 3.3 shares of Lothian Common Stock will, by virtue of the Merger, be canceled and converted into the right to receive 2 shares of United Heritage Common Stock. The value of "Market Price" means as to any security.

                  (b) At the Effective Time, by virtue of the Merger and without any further action on the part of United Heritage, Lothian or the shareholders of United Heritage or Lothian, all of the shares of Series A and Series B-1 Preferred Stock of Lothian issued and outstanding (the "Lothian Series A or Series B-1 Preferred Stock," as appropriate) shall automatically be converted into the right to receive shares of Series A or Series B-1 Preferred Stock of United Heritage (the "United Heritage Series A or Series B-1 Preferred Stock," as appropriate) with the right of each of the holders of the Lothian Series A or Series B-1 Preferred Stock, as of the Effective Time, to be treated as a registered holder of shares of the United Heritage Series A or Series B-1 Preferred Stock with all rights to dividends and other distributions made to registered holders of United Heritage Series A or Series B-1 Preferred Stock as of such date, provided that the aggregate number of shares of United Heritage Series A or Series B-1 Preferred Stock that each of the Lothian shareholders is entitled to receive is rounded down to the nearest whole share, such shareholder will receive from United Heritage in respect of the fractional share subject to such rounding, the value in cash of such factional share determined by averaging the representative bid and asked prices for the united Heritage Common Stock quoted in the NASDAQ System as of 4:00 P.M., New York time, averaged over a period of 21 days consisting of the day as of which the value is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading, and multiplying such average by 100. On the On the Effective Date, each 3.3 shares of Lothian Series A and Series B-1 Preferred Stock will, by virtue of the Merger, be canceled and converted into the right to receive 2 shares of United Heritage Series A or Series B-1 Preferred Stock.

         6. Termination or Abandonment. This Plan may be terminated and the Merger abandoned as provided in the Merger Agreement.

         7. Other Provisions.

            (a) Governing Law. This Plan shall be governed in all respects by the laws of the State of Utah.

            (b) Counterparts. This Plan may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the Constituent Corporations have executed this Plan by their duly authorized officers as of the date first above written.

United Heritage Corporation                   Lothian Oil Inc.



By:                                           By:
   ----------------------------------------     --------------------------------
   C. Scott Wilson, Chief Executive Officer

                                                                       EXHIBIT B

                     FORM OF DELAWARE CERTIFICATE OF MERGER


                              CERTIFICATE OF MERGER

                                       OF

                                LOTHIAN OIL INC.
                            (a Delaware corporation)

                                      INTO

                           UNITED HERITAGE CORPORATION
                              (a Utah corporation)

           (Under Section 252 of the Delaware General Corporation Law)

The undersigned, being the surviving corporation, hereby sets forth as follows:

         FIRST: The name of the surviving corporation is Lothian Oil Inc. (the "Surviving Corporation"); its state of incorporation is Utah.

         SECOND: The name of the non-surviving corporation is Lothian Oil Inc.; its state of incorporation is Delaware.

         THIRD: An Agreement of Merger has been approved, adopted, certified, executed and acknowledged by Lothian Oil Inc. and United Heritage Corporation in accordance with Section 251 of the Delaware General Corporation Law.

         FOURTH: The Agreement of Merger is on file at the principal place of business of the Surviving Corporation, 500 Fifth Avenue, Suite 2600, New York, New York 10110.

         FIFTH: A copy of the Agreement of Merger will be furnished by the Surviving Corporation, on request and without cost, to any shareholder of any constituent corporation hereof.

         SIXTH: The Surviving Corporation agrees that it may be served with process in Delaware in any proceeding for enforcement of any obligation of any constituent corporation of Delaware, as well as for enforcement of any obligation of the Surviving Corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to Section 262 of the Delaware General Corporation Law. The Surviving Corporation irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings. The Secretary of State shall mail a copy of such process to the Surviving Corporation, 500 Fifth Avenue, Suite 2600, New York, New York 10110.

         IN WITNESS WHEREOF, this certificate is hereby executed this    day of
______________, 2006.


                                             LOTHIAN OIL INC.



                                             BY:
                                                --------------------------------
                                                C. Scott Wilson
                                                Chief Executive Officer

                                                                       EXHIBIT C



                                LOTHIAN OIL INC.
                              LETTER OF TRANSMITTAL

         TO ACCOMPANY STOCK CERTIFICATES OF LOTHIAN OIL INC., A DELAWARE CORPORATION, SURRENDERED IN EXCHANGE FOR STOCK CERTIFICATES OF LOTHIAN OIL INC., A UTAH CORPORATION FORMERLY KNOWN AS UNITED HERITAGE CORPORATION. PLEASE FOLLOW CAREFULLY THE INSTRUCTIONS ON THE FOLLOWING PAGE.

To:      Lothian Oil Inc.
         500 Fifth Avenue, Suite 2600
         New York, New York 10110
         Telephone Number (212) 391-0055

Gentlemen:

         In connection with the merger of Lothian Oil Inc., a Delaware corporation ("Lothian"), with and into Lothian Oil Inc., a Utah corporation formerly known as United Heritage Corporation ("Lothian UT") (such merger being referred to herein as the "Merger") pursuant to a Merger Agreement and Plan of Reorganization, dated as of February ___, 2006 (the "Merger Agreement"), the undersigned surrenders the stock certificates identified below ("Lothian Certificates") in exchange for a Lothian UT stock certificate representing the number of shares and class of Lothian UT capital stock ("Lothian UT Shares") as shall be determined under Section 1.6 of the Merger Agreement.

-------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Owner(s) of Lothian             Lothian Certificates Surrendered
Certificates as Shown on Records of Lothian
-------------------------------------------------------------------------------------------------------------
                                                                      Certificate        Number of
                                                                      Number/Class       Lothian Shares
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                    Total Number of
                                                                         Shares
                                                                 --------------------------------------------

         NOTE: If the name and address as indicated are not correct, please indicate any changes necessary. (If additional space is required, attach a continuation sheet in substantially the above form.)

         Please issue the Lothian UT Shares in the name(s) shown in the box above and deliver the certificate representing such Lothian UT Shares by mail to the address indicated in the box above.

         Pursuant to the terms of the Merger Agreement, the issuance of the Lothian UT Shares by Lothian UT is conditioned upon the Lothian stockholders seeking exchange thereof completing and executing the Representation Letter attached hereto as Exhibit A, and returning same together with a copy of this Letter of Transmittal.

        NOTE: HOLDER OF LOTHIAN UT SHARES MUST SIGN IN THE SPACE PROVIDED
                                     BELOW.
  (Must be signed by registered stockholder(s) exactly as name(s) appear(s) on
   Lothian Certificates or by persons authorized to become stockholder(s). If signature is by trustees, guardians, attorneys-in-fact, agents, of corporations or others acting in a fiduciary or representative capacity, please see Instructions 2 and 3 on the following page.)

-------------------------------------------------------------------------------------------------------------------
              SIGN HERE                                                PRINT NAME AND ADDRESS
                                                                       (if different from above)
By:                                                                    Name(s):
   -----------------------------------------                                   ------------------------------------

Name:
     ---------------------------------------                                    -----------------------------------

Title:                                                                 Capacity:
      --------------------------------------                                    -----------------------------------

Date:                                                                  Address:
     ---------------------------------------                                   ------------------------------------





                                                                       Phone:
                                                                                -----------------------------------

                                                  Taxpayer Identification Number
                                                      or Social Security Number:
                                                                                -----------------------------------
-------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS

                Forming Part of the Terms and Conditions of this
                              Letter of Transmittal

          1. Use of Letter of Transmittal. This Letter of Transmittal duly completed and signed, together with the surrendered Lothian Certificates and any other documents required by these Instructions, should be sent by mail or delivered by hand to ____________ (the "Exchange Agent") at the address set forth on the first page of this Letter of Transmittal. Delivery shall be affected, and risk of loss and title to the Lothian Certificates shall pass, only upon proper delivery of such certificates to the Exchange Agent. THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE ELECTION AND RISK OF THE STOCKHOLDER BUT IF DELIVERY IS BY MAIL, REGISTERED OR CERTIFIED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

          2. Signatures. The signatures on this Letter of Transmittal must correspond with the name(s) as written on the face of the surrendered Lothian Certificates. In the case of joint tenants, all should sign. If the surrendered Lothian Certificates are registered in different forms of the name of any person signing this Letter of Transmittal (e.g. "John Smith" on one certificate and "J. Smith" on another), it will be necessary for such person either to sign this Letter of Transmittal in each way in which the certificates are registered or to sign as many Letters of Transmittal as there are different registrations. When signing as agent, trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, please give full title as such. If the surrendered certificates have been transferred or assigned, this Letter of Transmittal should be signed by the transferee or assignee, who should comply with Instruction 3, and not by the transferor.

          3. Supporting Evidence. In case any Letter of Transmittal, certificate endorsement or stock power is executed by an agent, trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, there should be submitted with the Letter of Transmittal and surrendered Lothian Certificates documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions, where necessary) as well as evidence of authority of the person making such execution to assign, sell or transfer the Lothian Certificates. Such documentary evidence of authority must be in form satisfactory to the Exchange Agent. Transferees or assignees should submit written evidence of transfers and assignments, signed by the registered stockholder(s) and should refer to the number of Lothian Certificates sold or assigned and applicable Lothian Certificate number(s).

          4. Consequences of Failures to Return Letter of Transmittal or Failure to Surrender Lothian Certificates. Certificates representing Lothian UT Shares will be sent only to persons who deliver the Letter of Transmittal, properly completed and executed, to the Exchange Agent, together with Lothian Certificates being submitted therewith and other documents required by these Instructions.

          5. Lost or Stolen Certificates. If Lothian Certificates have been lost or stolen, the Exchange Agent should be contacted, in writing, for information with respect to the procedures to be followed in order to receive Lothian UT Shares in exchange for Lothian Certificates.

          6. Waiver. Lothian Oil Inc. reserves the absolute right to waive any irregularities or defects in the surrender of Lothian Certificates.

          7. Inquiries. All inquiries with respect to the surrender of Lothian Certificates in exchange for Lothian UT Shares should be made directly the Exchange Agent, at the appropriate address on the first page of this Letter of Transmittal.

                                    EXHIBIT A

                              REPRESENTATION LETTER



To:   Lothian Oil Inc.
      500 Fifth Avenue, Suite 2600
      New York, New York 10110
      Telephone Number (212) 391-0055

The undersigned makes the following representations and warranties in order to permit Lothian Oil Inc, a Utah Corporation (the "Company") to determine the availability of the exemption(s) relied upon by the Company from registration under the Securities Act of 1933, as amended (the "Securities Act"), and the regulations promulgated thereunder in connection with the issuance by the Company of its capital stock to the undersigned in exchange for the undersigned's capital stock in Lothian Oil Inc, a Delaware corporation pursuant to a Merger Agreement and Plan of Reorganization, dated as of February ___, 2006 (the "Merger Agreement").

         TO ESTABLISH THAT THE UNDERSIGNED IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) PROMULGATED UNDER THE SECURITIES ACT, THE UNDERSIGNED MUST MARK AT LEAST ONE BOX BELOW, THEREBY MAKING THE REPRESENTATION SET FORTH BESIDE THE MARKED BOX.

         |_| The undersigned is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the undersigned's purchase exceeds $1,000,000.

         |_| The undersigned is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

         |_| The undersigned is a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or any other institution as defined in Section 3(a)(5)(A) of the Securities Act.

         |_|      The undersigned is a broker dealer registered pursuant to
                  Section 15 of the United States Securities Exchange Act of 1934, as amended.

         |_|      The undersigned is an insurance company as defined in Section
                  (2)(13) of the Securities Act.

         |_| The undersigned is an investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act.

         |_| The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under
                  Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended.

         |_| The undersigned is a plan established and maintained by a State within the United States, one or more political subdivisions of such a State, or any agency or instrumentality of such a State or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000.

         |_| The undersigned is an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (i) the investment decision for which is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor or (ii) which has total assets in excess of $5,000,000 or (iii) which is a self-directed plan with investment decisions made solely by persons that are Accredited Investors.

         |_| The undersigned is a private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940.

         |_|      The undersigned is an organization that is described in
                  Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or a partnership that, in any case, was not formed for the specific purpose of acquiring the Company's capital stock and has total assets in excess of $5,000,000.

         |_| The undersigned is an executive officer (as defined in Rule 501(f) promulgated under the Securities Act) or Management Committee of the Company or of the Management Committee.

         |_| The undersigned is a trust with total assets of $5,000,000, not formed for the specific purpose of acquiring the Company's capital stock, whose purchase of the Company's capital stock is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act.

         |_| The undersigned is an entity in which all of the equity owners are Accredited Investors.

         The undersigned has such knowledge and experience in business, financial and tax matters including, in particular, investing in private placements of securities in entities similar to the Company, so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Merger to: (i) evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto; and (ii) to reasonably be assumed to have the capacity to protect the undersigned's own interests in connection with the Merger.

         With the exception of direct communication to the undersigned from an officer, director or employee of the Company, the undersigned is unaware of, is no way relying on, and did not become aware of the Merger, through or as a result of any form of public advertising including, without limitation, any advertisement, article, notice, leaflet or other communication (whether published in any newspaper, magazine, or similar media or broadcast over television or radio, or otherwise generally disseminated or distributed).

         With the exception of direct communication to the undersigned by an officer, director or employee of the Company, the undersigned did not become aware of the Merger through or as the result of any public or promotional seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the undersigned in connection with investments in securities generally.

         The undersigned has had access to all material information regarding the Company and the Merger through the EDGAR Archives of the Securities and Exchange Commission at www.sec.gov or by the delivery of copies of all Reports, Registration Statements and Information Statements filed by the Company with the Securities and Exchange Commission during the past twenty-four months.

         The undersigned has had access to all material information regarding Lothian by virtue of the undersigned being a holder of outstanding securities or the right to acquire securities of Lothian.

         The undersigned is acquiring shares of capital stock of the Company pursuant to the Merger and the Merger Agreement for investment purposes only and not with a view toward the further distribution thereof. The undersigned understands and acknowledges that the shares of capital stock of the Company received in the Merger will be classified, pursuant to Rule 502(d) of Regulation D of the Securities Act, as "restricted securities" acquired in a transaction under Section 4(2) of the Securities Act, which cannot be sold without registration under the Securities Act or an exemption therefrom, and such stock will also be subject to applicable state securities laws which may require registration or qualification of such stock in connection with their resale, unless an exemption from such registration or qualification is available.

         The undersigned represents to the Company that the foregoing is true and correct.


         Dated: __________________





         -------------------------

                                                                       EXHIBIT D

                                     FORM OF
            UNITED CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
                           OF SERIES A PREFERRED STOCK

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                                       OF

                            SERIES A PREFERRED STOCK

                                       OF

                           UNITED HERITAGE CORPORATION

                     (Pursuant to Section 16-10a-602 of the
                     Utah Revised Business Corporation Act)

                  ---------------------------------------------

         United Heritage Corporation, a corporation organized and existing under the laws of the State of Utah (the "Corporation"), hereby certifies that, pursuant to authority vested in the Board of Directors of the Corporation by the amended Articles of Incorporation of the Corporation, the following resolution was adopted as of February ___, 2006 by the Board of Directors of the Corporation pursuant to Section 16-10a-821 of the Utah Revised Business Corporation Act:

         RESOLVED, that, pursuant to authority vested in the Board of Directors of the Corporation by Article IV of the Corporation's amended Articles of Incorporation, of the total authorized number of 5,000,000 shares of Preferred Stock of the Corporation, there shall be designated a series of 133,333 shares which shall be issued in and constitute a single series to be known as "Series A Convertible Preferred Stock", par value $0.0001 per share (hereinafter called the "Series A Preferred"). The shares of Series A Preferred shall have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

         Section 1.        Dividends and Distributions.

         (a) The holders of Series A Preferred shall be entitled to receive dividends at a rate of eight percent (8%) of the liquidation preference of $165.000165 per share per annum, which shall be fully cumulative, prior and in preference to any declaration or payment of any dividend (payable other than in shares of common stock, $0.001 par value per share, of the Corporation (the "Common Stock") or other distribution on the Common Stock of the Corporation. The holders of Series A Preferred shall not have preference but shall be entitled to equal dividends or distributions to holders of subsequent series of Preferred Stock issued by the Corporation, if any. If the dividends on the Series A Preferred cannot legally be paid in full, dividends shall be paid, to the maximum permissible extent, to the holders of the Series A Preferred, pari passu. The dividends on the Series A Preferred shall accrue from the date of issuance of each share and shall be payable quarterly with respect to each calendar quarter on March 31, June 30, September 30 and December 31 of each year (each a "Dividend Date"), commencing on the last day of the fiscal quarter in which the effective date of Corporation's merger with Lothian Oil Inc. occurs (with dividends being pro-rated for such quarter), to the holders of record of the Series A Preferred on the first day of the month for each Dividend Date (each, a "Record Date"), except that if any such date is a Saturday, Sunday or legal holiday (a "Non-Business Day") then such dividend shall be payable on the next day that is not a Saturday, Sunday or legal holiday on which banks in New York, New York are required or authorized to be closed (a "Business Day"). The dividends on the Series A Preferred shall be payable only when, as and if declared by the Board of Directors out of funds legally available therefor. The amount of dividends payable for any period that is shorter or longer than 30 days shall be computed on the basis of a 360-day year of twelve 30-day months. All accrued but unpaid dividends shall accrue interest after each Dividend Date at a rate of eight percent (8%) per annum from each Dividend Date, computed on the basis of a 360-day year of twelve 30-day months.

         (b) The holders of Series A Preferred shall not be entitled to receive any dividends or other distributions except as provided in this Certificate of Designation of Series A Preferred.

         Section 2.      Voting Rights.


         Except as otherwise required by law or as expressly provided herein, each share of Series A Preferred shall entitle the holder thereof to notice of any stockholders' meeting in accordance with the by-laws of the Corporation and to vote upon all matters submitted to a vote of stockholders. Each share of Series A Preferred shall be entitled the holder thereof to the number of votes on any matter equal to the number of shares of Common Stock into which such share of Series A Preferred could be converted on the record date for the vote or written consent of stockholders with respect to such matter. Fractional votes shall not, however, be permitted and any fractional voting rights (after aggregating all shares of Common Stock into which shares of Series A Preferred held by each holder could be converted) shall be rounded downward to the nearest whole number. Except as otherwise required by law or expressly provided herein, the holders of Series A Preferred and Common Stock shall vote together and not as separate classes or series.

         Section 3. Liquidation, Dissolution, Winding Up or Certain Mergers or Consolidations.

         If the Corporation shall adopt a plan of liquidation or of dissolution, or commence a voluntary case under the federal bankruptcy laws or any other applicable state or federal bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in any involuntary case under such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due and on account of such event the Corporation shall liquidate, dissolve or wind up, or upon any other liquidation, dissolution or winding up of the Corporation, or engage in a merger, plan of reorganization or consolidation in which the Corporation is not the surviving Corporation, then and in that event, holders of Series A Preferred shall have a liquidation preference over holders of Common Stock, but shall not have a liquidation preference but shall be equal to holders of subsequent series of Preferred Stock issued by the Corporation, if any. If upon any liquidation, dissolution, winding up, merger, plan of reorganization or consolidation, the amount so payable or distributable does not equal or exceed the "Liquidation Preferences" of the Series A Preferred, then, and in that event, the amount of cash so payable, and amount of securities or other consideration so distributable, shall be shared ratably among the holders of the Series A Preferred and any subsequent series of Preferred Stock issued by the Corporation. For the purposes hereof, the term "Liquidation Preference(s)" shall mean $165.000165 per share with respect to each of the Series A Preferred, plus any and all accrued unpaid dividends thereon.

         Section 4.      Redemption.

         (a) All, but not less than all, of the Series A Preferred may be redeemed upon payment of $165.000165 per Series A Share, plus accrued and unpaid dividends thereon (the "Redemption Price"), at any time by the Corporation at its sole discretion upon thirty (30) days' written notice to the holders of the Series A Preferred; provided, however, the Company shall not redeem the Series A Preferred unless, at the time of such redemption, (i) the Company is a reporting company under Section 12 of the Securities Exchange Act of 1934, as amended, and
(ii) the Common Stock is traded on the NASDAQ System or in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or the American Stock Exchange, (iii) a registration statement under the Securities Act of 1933, as amended has been filed and is effective and covers the Common Stock issuable upon conversion of the Series A Preferred; and
(iv) the Market Price as of the date of any Redemption Notice hereunder is no less than two hundred percent (200%) of the Conversion Ratio.

         (b) Any notice of redemption (a "Redemption Notice") given by the Corporation with respect to the Series A Preferred shall be delivered by mail, first class postage prepaid, to each holder of record (at the close of business on the business day preceding the day on which notice is given) of the Series A Preferred, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation, for the purpose of notifying such holder of the redemption to be effected. The Redemption Notice shall specify a date (the "Redemption Date") not earlier than 30 days after the mailing of the Redemption Notice on which the Series A Preferred then outstanding shall be redeemed and the place at which payment may be obtained, which shall be the principal offices of the Corporation. The Redemption Notice shall call upon each holder of Series A Preferred to either (i) surrender to the Corporation, in the manner and at the place designated, such holder's certificate or certificates representing the Series A Preferred to be redeemed, or (ii) convert the Series A Preferred into Common Stock prior to the Redemption Date in accordance with the provisions of Section 5 below. If the Corporation elects to redeem shares pursuant to this Section 4 and defaults or fails to perform its redemption obligations pursuant to this Section 4 in connection therewith, the holders of the Series A Preferred shall then have the absolute right to convert such Series A Preferred into Common Stock in accordance with the provisions of Section 5.

         (c) On the Redemption Date, the Corporation shall pay the Redemption Price to the person whose name appears on the certificate or certificates of the Series A Preferred that (i) shall not have been converted pursuant to Section 5 hereof and (ii) shall have been surrendered to the Corporation in the manner and at the place designated in the Redemption Notice, and thereupon each surrendered certificate shall be canceled.

         (d) If the funds of the Corporation legally available for redemption of the Series A Preferred are insufficient to redeem the total number of Series A Preferred outstanding on the Redemption Date, the Series A Preferred shall be redeemed (on a pro rata basis from the holders of the Series A Preferred, from time to time), to the extent the Corporation is legally permitted to do so, and the redemption obligations of the Corporation hereunder will be a continuing obligation until the Corporation's redemption of all of the Series A Preferred.

         (e) From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of the Series A Preferred (except the right to receive the Redemption Price subsequent to the Redemption Date upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

         Section 5.      Conversion.

         (a) Right to Convert: Subject to the provisions for adjustment hereinafter set forth, each share of Series A Preferred shall be convertible in the manner hereinafter set forth into fully paid and nonassessable shares of Common Stock. Commencing upon issuance, the Liquidation Preference of each share of Series A Preferred (a "Series A Share") may, at the option of the holder thereof, be converted into such number of fully paid and nonassessable whole shares of Common Stock as determined by dividing the Liquidation Preference by $1.65000165 (the "Conversion Ratio"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Preferred into Common Stock and by surrender of a certificate or certificates for the shares to be so converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series A Preferred) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock.

              (i) Adjustments to Conversion Ratio: The Conversion Ratio shall be adjusted from time to time as follows:

                    (A) If and whenever the Corporation issues or sells, or in accordance with paragraph 5(ii) is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Conversion Ratio in effect immediately prior to the time of such issue or sale, then immediately upon such issue or sale or deemed issue or sale the Conversion Ratio shall be reduced to eighty-five percent (85%) of the per share consideration received by the Corporation for such shares of Common Stock issued or deemed to have been issued.

                         As used herein, "Common Stock Deemed Outstanding"
means, at any given time, without duplication, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to subparagraphs 5(a)(ii)(A) and 5(a)(ii)(B) hereof whether or not the Options or Convertible Securities (as such terms are defined in subparagraph 5(a)(ii)(A) below) are actually exercisable at such time, plus the number of shares of Common Stock issuable upon exercise of Options outstanding at such time, as such number of shares is proportionately adjusted for stock splits, stock dividends, stock combinations and other recapitalizations.

                    (B) Notwithstanding the foregoing, there shall be no adjustment in the Conversion Ratio as a result of (a) the issuance of any Common Stock as a result of the exercise of any Options outstanding at the time of the initial issuance of the Series A Preferred, (b) the issuance of any Common Stock as a result of the conversion of the Series A Preferred, (c) the issuance or deemed issuance of any Common Stock as a result of the granting by the Company of any Options approved by the Corporation's Board of Directors, to the extent that the exercise price of any such Option is not less than eighty-five percent (85%) of the Conversion Ratio on the date such Option is granted, or (d) the issuance or deemed issuance of any Common Stock in connection with any transaction or series of transactions (other than transactions specifically described in this subsection (B)) at a price not less than eighty-five percent (85%) of the Conversion Ratio on the date of issuance or deemed issuance and in which the consideration received by the Company is not more than $1,000,000, in one transaction or a series of transactions.

                  (ii) Effect on Conversion Ratio of Certain Events. For purposes of determining the adjusted Conversion Ratio under paragraph 5(a)(i) above, the following shall be applicable:

                         (A) Issuance of Rights or Options. If the Corporation
in any manner grants or sells any rights, warrants or options (collectively, "Options") to subscribe for or purchase Common Stock (other than Options described in subparagraph 5(a)(i)(B) above) or any stock or securities directly or indirectly convertible into or exchangeable for Common Stock ("Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Conversion Ratio in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Ratio shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                         (B) Issuance of Convertible Securities. If the
Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Conversion Ratio in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Ratio shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Ratio had been or are to be made pursuant to other provisions of this Section 5, no further adjustment of the Conversion Ratio shall be made by reason of such issue or sale.

                         (C) Change in Option Price or Conversion Rate. If the
purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Ratio in effect at the time of such change shall be immediately adjusted to the Conversion Ratio which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of paragraph 5(a)(ii), if the terms of any Option or Convertible Security which was outstanding as of the date of the initial issuance of the Series A Preferred are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the Conversion Ratio hereunder to be increased.

                         (D) Treatment of Expired Options and Unexercised
Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Ratio then in effect hereunder shall be adjusted immediately to the Conversion Ratio which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued. For purposes of paragraph 5(a)(ii), the expiration or termination of any Option or Convertible Security which was outstanding as of the date of the initial issuance of the Series A Preferred shall not cause the Conversion Ratio hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of the Series A Preferred.

                         (E) Calculation of Consideration Received. If any
Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor (net of non-customary discounts, commissions and related expenses). If any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the assets and business of the non-surviving entity as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of at least a majority of the then outstanding Series A Preferred. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration selected by the Corporation and approved by the holders of at least a majority of the then outstanding Series A Preferred (such approval not to be unreasonably withheld). The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

                         (F) Integrated Transactions. In case any Option is
issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of One Cent ($.01).

                         (G) Treasury Shares. The number of shares of Common
Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                         (H) Record Date. If the Corporation takes a record of
the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                         (I) "Market Price" of any security means the average
of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of twenty-one
(21) trading days consisting of the day as of which "Market Price" is being determined and the twenty (20) consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" of any security shall be the negotiated price thereof in any arm-length transaction involving the Corporation, or, if no such transaction is then occurring, the "Market Price" shall be the fair value thereof determined jointly by the Corporation and the holders of at least a majority of the then outstanding Series A Preferred. If such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined by an independent appraiser experienced in valuing securities selected by the Corporation. The determination of such appraiser shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such appraiser.

                  (iii) In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or shall deduct or pay a dividend on its outstanding shares of Common Stock payable in shares of Common Stock, the Conversion Ratio in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a small number of shares, the Conversion Ratio in effect immediately prior to such combination shall be proportionately increased.

                  (iv) Notices. Immediately upon any adjustment of the Conversion Ratio, the Corporation shall give written notice thereof to all holders of Series A Preferred, setting forth in reasonable detail and certifying the calculation of such adjustment.

         (b) Reclassifications. In the case, at any time after the date hereof, of any capital reorganization or any reclassification of the stock of the Corporation (other than as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger (i) in which the Corporation is the continuing entity and which does not result in any change in the Common Stock or (ii) which is treated as a liquidation pursuant to
Section 3 hereof), the Series A Preferred shall, after such reorganization, reclassification, consolidation or merger be convertible into the kind and number of shares of stock or other securities or property of the Corporation or otherwise to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation or merger such holder had converted its Series A Preferred into Common Stock. The provisions of this
Section 5 shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers

         (c) Fractional Shares. In lieu of any fractional shares to which the holder of a Series A Share would otherwise be entitled upon conversion, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

         (d) Intentionally Omitted.

         Section 6.  Registration of Transfer.

         The Corporation shall keep at its principal office a register for the registration of Series A Preferred. Upon the surrender of any certificate representing Series A Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Series A Preferred shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Series A Preferred shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Series A Preferred represented by such new certificate from the date to which dividends have been fully paid on such Series A Preferred represented by the surrendered certificate.

         Section 7.  Replacement.

         Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Series A Preferred shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Series A Preferred shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series A Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

         Section 8.   No Pre-Emptive Rights.

         The holders of Series A Preferred shall not have any pre-emptive rights with respect to any issuance or sale of securities by the Corporation pursuant to the Amended and Restated Certificate of Incorporation.

         Section 9.   No Impairment.

         The Corporation will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designation and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred against impairment.

         Section 10.  Reservation of Stock Issuable Upon Conversion.

         The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding Series A Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         Section 11.  Amendment and Waiver.

         No amendment, modification or waiver shall be binding or effective with respect to any provision of this Certificate of Designation without the prior written consent of the holders of not less than fifty-one percent (51%) of the then outstanding Series A Preferred; provided, however, the Corporation reserves the right by amendment of this Certificate of Designation from time to time to decrease the number of shares which constitute the Series A Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this Certificate of Designation within the limitations provided by law, this Certificate of Designation and the Certificate of Incorporation.

                           [SIGNATURE PAGE TO FOLLOW]

                                            UNITED HERITAGE CORPORATION


                                            ---------------------------------
                                            Name:    C. Scott Wilson
                                            Title:   Chief Executive Officer




ATTEST:

--------------------------
Name:    Kenneth Levy
Title:   Secretary

                                                                       EXHIBIT E

                                     FORM OF
          UNITED CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF
                            SERIES B PREFERRED STOCK


               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                                       OF

                            SERIES B PREFERRED STOCK

                                       OF

                           UNITED HERITAGE CORPORATION

                     (Pursuant to Section 16-10a-602 of the
                     Utah Revised Business Corporation Act)

                    ----------------------------------------


         United Heritage Corporation, a corporation organized and existing under the laws of the State of Utah (the "Corporation"), hereby certifies that, pursuant to authority vested in the Board of Directors of the Corporation by the amended Articles of Incorporation of the Corporation, the following resolution was adopted as of February ___, 2006 by the Board of Directors of the Corporation pursuant to Section 16-10a-821 of the Utah Revised Business Corporation Act:

         RESOLVED, that, it is in the best interest of this Corporation, that in addition to the 133,333 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (hereinafter call the "Series A Preferred"), to create a new series of its Preferred Stock;

         RESOLVED FURTHER, that, pursuant to authority vested in the Board of Directors of the Corporation by Article IV of the Corporation's amended Articles of Incorporation, of the total authorized number of 5,000,000 shares of Preferred Stock of the Corporation, there shall be designated a series of 30,303 shares which shall be issued in and constitute a single series to be known as "Series B-1 Convertible Preferred Stock", par value $0.0001 per share (hereinafter called the "Series B-1 Preferred") and there shall be designated a series of 45,455 shares which shall be issued in and constitute a single series to be known as "Series B-2 Convertible Preferred Stock", par value $0.0001 per share (hereinafter called the "Series B-2 Preferred, and collectively with the Series B-1 Preferred, the "Series B Preferred"). The shares of Series B Preferred shall have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

         Section 1.     Dividends and Distributions.

         (a) The holders of Series B Preferred shall be entitled to receive dividends at a rate of eight percent (8%) of the applicable liquidation preference per share per annum, which shall be fully cumulative, prior and in preference to any declaration or payment of any dividend (payable other than in shares of common stock, $.001 par value per share, of the Corporation (the "Common Stock") or other distribution on the Common Stock of the Corporation. The holders of Series B Preferred shall not have preference but shall be entitled to equal dividends or distributions to holders of the Series A Preferred. If the dividends on all outstanding shares of Series A Preferred and Series B Preferred cannot legally be paid in full, dividends shall be paid, to the maximum permissible extent, to the holders of the Series A Preferred and the Series B Preferred, pari passu. The dividends on the Series B Preferred shall accrue from the date of issuance of each share and shall be payable quarterly with respect to each calendar quarter on March 31, June 30, September 30 and December 31 of each year (each a "Dividend Date"), commencing on the last day of the fiscal quarter in which the effective date of the Corporation's merger with Lothian Oil Inc. occurs (with dividends being pro-rated for such quarter), to the holders of record of the Series B Preferred on the first day of the month for each Dividend Date (each, a "Record Date"), except that if any such date is a Saturday, Sunday or legal holiday (a "Non-Business Day") then such dividend shall be payable on the next day that is not a Saturday, Sunday or legal holiday on which banks in New York, New York are required or authorized to be closed (a "Business Day"). The dividends on the Series B Preferred shall be payable only when, as and if declared by the Board of Directors out of funds legally available therefor. The amount of dividends payable for any period that is shorter or longer than 30 days shall be computed on the basis of a 360-day year of twelve 30-day months. All accrued but unpaid dividends shall accrue interest after each Dividend Date at a rate of eight percent (8%) per annum from each Dividend Date, computed on the basis of a 360-day year of twelve 30-day months.

         (b) The holders of Series B Preferred shall not be entitled to receive any dividends or other distributions except as provided in this Certificate of Designation of Series B Preferred.

         Section 2.     Voting Rights.

         Except as otherwise required by law or as expressly provided herein, each share of Series B Preferred shall entitle the holder thereof to notice of any stockholders' meeting in accordance with the by-laws of the Corporation and to vote upon all matters submitted to a vote of stockholders. Each share of Series B Preferred shall entitle the holder thereof to the number of votes on any matter equal to the number of shares of Common Stock into which such share of Series B Preferred could be converted on the record date for the vote or written consent of stockholders with respect to such matter. Fractional votes shall not, however, be permitted and any fractional voting rights (after aggregating all shares of Common Stock into which shares of Series B Preferred held by each holder could be converted) shall be rounded downward to the nearest whole number. Except as otherwise required by law or expressly provided herein, the holders of Series B Preferred and Common Stock shall vote together and not as separate classes or series.

         At each meeting or pursuant to each consent of the Corporation's stockholders for the election of directors, the holders of Series B-1 Preferred, voting as a separate class, shall be entitled to elect one (1) member of the Corporation's Board of Directors. Any additional members of the Corporation's Board of Directors shall be elected by the holders of Common Stock and Preferred Stock, voting together as a single class. If a vacancy on the Board of Directors is to be filled by the Board of Directors, only directors elected by the same class or classes of stockholders as those who would be entitled to vote to fill such vacancy shall vote to fill such vacancy.

         Section 3. Liquidation, Dissolution, Winding Up or Certain Mergers or Consolidations.

         If the Corporation shall adopt a plan of liquidation or of dissolution, or commence a voluntary case under the federal bankruptcy laws or any other applicable state or federal bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in any involuntary case under such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due and on account of such event the Corporation shall liquidate, dissolve or wind up, or upon any other liquidation, dissolution or winding up of the Corporation, or engage in a merger, plan of reorganization or consolidation in which the Corporation is not the surviving Corporation (collectively, a "Liquidation Event"), then and in that event, holders of Series B Preferred shall have a liquidation preference over holders of Common Stock, but shall not have a liquidation preference over but shall be equal to holders of Series A Preferred and senior to distributions to any other class or series of the Corporation's stock . If upon any Liquidation Event, the amount so payable or distributable does not equal or exceed the "Liquidation Preferences" of the Series A Preferred and Series B Preferred, then, and in that event, the amount of cash so payable, and amount of securities or other consideration so distributable, shall be shared ratably among the holders of the Series A Preferred and the Series B Preferred. For the purposes hereof, the term "Liquidation Preference(s)" for the Series A Preferred shall have the meaning provided in the Certificate of Designation, Preferences and Rights of Series A Preferred Stock filed by the Corporation with the Utah Secretary of State simultaneously with the filing of this Certificate of Designation, and for the Series B Preferred shall mean $165.000165 per share with respect to each of the Series B-1 Preferred, and $206.25020625 per share with respect to each of the Series B-2 Preferred, in all cases plus any and all accrued unpaid dividends thereon. For the purposes of this Section 3, holders of a majority of the Series B Preferred then outstanding may by affirmative vote or written consent deem any transaction specified in this Section 3 not to constitute a Liquidation Event.

         Section 4.     Redemption.

         (a) All, but not less than all, of the Series B-1 Preferred may be redeemed upon payment of $165.000165 per share of Series B-1 Preferred and all, but not less than all, of the Series B-2 Preferred may be redeemed upon payment of $206.25020625 per share, in all cases plus accrued and unpaid dividends thereon (the "Redemption Price"), at any time by the Corporation at its sole discretion upon thirty (30) days' written notice to the holders of the applicable Series B Preferred; provided, however, the Company shall not redeem any Series B Preferred unless, at the time of such redemption, (i) the Company is a reporting company under Section 12 of the Securities Exchange Act of 1934, as amended, and (ii) the Common Stock is traded on the NASDAQ System or in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or the American Stock Exchange, and (iii) a registration statement under the Securities Act of 1933, as amended has been filed and is effective and covers the Common Stock issuable upon conversion of the Series B Preferred; and
(iv) the Market Price as of the date of any Redemption Notice hereunder is no less than two hundred percent (200%) of the Conversion Ratio.

         (b) Any notice of redemption (a "Redemption Notice") given by the Corporation with respect to the applicable Series B Preferred shall be delivered by mail, first class postage prepaid, to each holder of record (at the close of business on the business day preceding the day on which notice is given) of the applicable Series B Preferred, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation, for the purpose of notifying such holder of the redemption to be effected. The Redemption Notice shall specify a date (the "Redemption Date") not earlier than 30 days after the mailing of the Redemption Notice on which the applicable Series B Preferred then outstanding shall be redeemed and the place at which payment may be obtained, which shall be the principal offices of the Corporation. The Redemption Notice shall call upon each holder of the applicable Series B Preferred to either (i) surrender to the Corporation, in the manner and at the place designated, such holder's certificate or certificates representing the Series B Preferred to be redeemed, or (ii) convert such Series B Preferred into Common Stock prior to the Redemption Date in accordance with the provisions of Section 5 below. If the Corporation elects to redeem shares pursuant to this
Section 4 and defaults or fails to perform its redemption obligations pursuant to this Section 4 in connection therewith, the holders of the applicable Series B Preferred shall then have the absolute right to convert such Series B Preferred into Common Stock in accordance with the provisions of Section 5.

         (c) On the Redemption Date, the Corporation shall pay the Redemption Price to the person whose name appears on the certificate or certificates of the applicable Series B Preferred that (i) shall not have been converted pursuant to
Section 5 hereof and (ii) shall have been surrendered to the Corporation in the manner and at the place designated in the Redemption Notice, and thereupon each surrendered certificate shall be canceled.

         (d) If the funds of the Corporation legally available for redemption of the applicable Series B Preferred are insufficient to redeem the total number of such shares of Series B Preferred outstanding on the Redemption Date, the applicable Series B Preferred shall be redeemed (on a pro rata basis from the holders of such Series B Preferred, from time to time), to the extent the Corporation is legally permitted to do so, and the redemption obligations of the Corporation hereunder will be a continuing obligation until the Corporation's redemption of all of the applicable Series B Preferred.

         (e) From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of the Series B Preferred (except the right to receive the Redemption Price subsequent to the Redemption Date upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

         Section 5.     Conversion.

         (a) Right to Convert: Subject to the provisions for adjustment hereinafter set forth, each share of Series B Preferred shall be convertible in the manner hereinafter set forth into fully paid and nonassessable shares of Common Stock. Commencing upon issuance, each share of Series B-1 Preferred may, at the option of the holder thereof, be converted into such number of fully paid and nonassessable whole shares of Common Stock as determined by dividing the Liquidation Preference by $1.65000165, and each share of Series B-2 Preferred may, at the option of the holder thereof, be converted into such number of fully paid and nonassessable whole shares of Common Stock as determined by dividing the Liquidation Preference by $2.0625020625 (the "Conversion Ratio"). Such rights of conversion shall be exercised by the holder thereof by giving written notice to the Corporation that the holder elects to convert a stated number of shares of the applicable Series B Preferred into Common Stock and by surrender of a certificate or certificates for the shares to be so converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series B Preferred) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names, subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as possible thereafter and in no case more than three (3) business days, issue and deliver at such office to such holder of Series B Preferred, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of the applicable Series B Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

                  (i) Adjustments to Conversion Ratio: The Conversion Ratio shall be adjusted from time to time as follows:

                         (A) If and whenever the Corporation issues or sells,
or in accordance with paragraph 5(ii) is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the applicable Conversion Ratio in effect immediately prior to the time of such issue or sale, then immediately upon such issue or sale or deemed issue or sale such Conversion Ratio shall be reduced to eighty-five percent (85%) of the per share consideration received by the Corporation for such shares of Common Stock issued or deemed to have been issued.

(a) As used herein, "Common Stock Deemed Outstanding" means, at any given time, without duplication, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to subparagraphs 5(a)(ii)(A) and 5(a)(ii)(B) hereof whether or not the Options or Convertible Securities (as such terms are defined in subparagraph 5(a)(ii)(A) below) are actually exercisable at such time, plus the number of shares of Common Stock issuable upon exercise of Options outstanding at such time, as such number of shares is proportionately adjusted for stock splits, stock dividends, stock combinations and other recapitalizations.

                         (B) Notwithstanding the foregoing, there shall be no
adjustment in the Conversion Ratio as a result of (a) the issuance of any Common Stock as a result of the exercise of any Options outstanding at the time of the initial issuance of the Series B Preferred, (b) the issuance of any Common Stock as a result of the conversion of the Series B Preferred, (c) the issuance or deemed issuance of any Common Stock as a result of the granting by the Company of any Options approved by the Corporation's Board of Directors, to the extent that the exercise price of any such Option is not less than eighty-five percent (85%) of the Conversion Ratio on the date such Option is granted, or (d) the issuance or deemed issuance of any Common Stock in connection with any transaction or series of transactions (other than transactions specifically described in this subsection (B)) at a price not less than eighty-five percent (85%) of the Conversion Ratio on the date of issuance or deemed issuance and in which the consideration received by the Company is not more than $1,000,000, in one transaction or a series of transactions.

                  (ii) Effect on Conversion Ratio of Certain Events. For purposes of determining the adjusted Conversion Ratio under paragraph 5(a)(i) above, the following shall be applicable:

                         (A) Issuance of Rights or Options. If the Corporation
in any manner grants or sells any rights, warrants or options (collectively, "Options") to subscribe for or purchase Common Stock (other than Options described in subparagraph 5(a)(i)(B) above) or any stock or securities directly or indirectly convertible into or exchangeable for Common Stock ("Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the applicable Conversion Ratio in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the applicable Conversion Ratio shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                         (B) Issuance of Convertible Securities. If the
Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the applicable Conversion Ratio in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Ratio shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Ratio had been or are to be made pursuant to other provisions of this Section 5, no further adjustment of the applicable Conversion Ratio shall be made by reason of such issue or sale.

                         (C) Change in Option Price or Conversion Rate. If the
purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the applicable Conversion Ratio in effect at the time of such change shall be immediately adjusted to the Conversion Ratio which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of paragraph 5(a)(ii), if the terms of any Option or Convertible Security which was outstanding as of the date of the initial issuance of the Series B Preferred are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the applicable Conversion Ratio hereunder to be increased.

                         (D) Treatment of Expired Options and Unexercised
Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the applicable Conversion Ratio then in effect hereunder shall be adjusted immediately to the Conversion Ratio which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued. For purposes of paragraph 5(a)(ii), the expiration or termination of any Option or Convertible Security which was outstanding as of the date of the initial issuance of the Series B Preferred shall not cause the applicable Conversion Ratio hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of the Series B Preferred.

                         (E) Calculation of Consideration Received. If any
Common Stock, Option or Convertible
Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor (net of non-customary discounts, commissions and related expenses). If any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the assets and business of the non-surviving entity as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of a majority of the then outstanding Series B Preferred. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration selected by the Corporation and approved by the holders of a majority of the then outstanding Series B Preferred (such approval not to be unreasonably withheld). The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

                         (F) Reserved.

                         (G) Treasury Shares. The number of shares of Common
Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                         (H) Record Date. If the Corporation takes a record of
the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                         (I) "Market Price" of any security means the average
of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of twenty-one
(21) trading days consisting of the day as of which "Market Price" is being determined and the twenty (20) consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Corporation and the holders of at least a majority of the then outstanding Series B Preferred. If such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined by an independent appraiser selected by a majority of the holders of the then outstanding Series B Preferred, which appraiser shall be experienced in valuing securities selected by the Corporation. The determination of such appraiser shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such appraiser.

                  (iii) In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or shall deduct or pay a dividend on its outstanding shares of Common Stock payable in shares of Common Stock, the applicable Conversion Ratio in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a small number of shares, the applicable Conversion Ratio in effect immediately prior to such combination shall be proportionately increased.

                  (iv) Notices. Immediately upon any adjustment of any Conversion Ratio, the Corporation shall give written notice thereof to all holders of Series B Preferred, setting forth in reasonable detail and certifying the calculation of such adjustment.

         (b) Reclassifications. In the case, at any time after the date hereof, of any capital reorganization or any reclassification of the stock of the Corporation (other than as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger (i) in which the Corporation is the continuing entity and which does not result in any change in the Common Stock or (ii) which is treated as a liquidation pursuant to
Section 3 hereof), the Series B Preferred shall, after such reorganization, reclassification, consolidation or merger be convertible into the kind and number of shares of stock or other securities or property of the Corporation or otherwise to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation or merger such holder had converted its Series B Preferred into Common Stock. The provisions of this
Section 5 shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers

         (c) Fractional Shares. In lieu of any fractional shares to which the holder of Series B Preferred Share would otherwise be entitled upon conversion, the Corporation shall pay cash equal to such fraction multiplied by the Market Price of one share of Common Stock.

         (d) Status of Converted Stock. In the event any shares of Series B Preferred shall be converted pursuant to Section 5 hereof, the shares so converted shall be cancelled and shall not be issuable by the Corporation. This Certificate of Designations shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock

         Section 6.     Registration of Transfer.

         The Corporation shall keep at its principal office a register for the registration of Series B Preferred. Upon the surrender of any certificate representing Series B Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Series B Preferred shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Series B Preferred shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Series B Preferred represented by such new certificate from the date to which dividends have been fully paid on such Series B Preferred represented by the surrendered certificate.

         Section 7.     Replacement.

         Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Series B Preferred shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Series B Preferred shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series B Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

         Section 8.     No Pre-Emptive Rights.

         The holders of Series B Preferred shall not have any pre-emptive rights with respect to any issuance or sale of securities by the Corporation pursuant to the Corporation's amended Articles of Incorporation.

         Section 9.     No Impairment.

         The Corporation will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designation and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred against impairment.

         Section 10.    Reservation of Stock Issuable Upon Conversion.

         The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding Series B Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.



                           [SIGNATURE PAGE TO FOLLOW]

                                       UNITED HERITAGE CORPORATION


                                       -----------------------------------------
                                       Name:   Scott Wilson
                                       Title:  Chief Executive Officer


ATTEST:


------------------------------------------
Name:    Kenneth Levy
Title:   Secretary

                                                                       EXHIBIT F

                       FORM OF UNITED OFFICER CERTIFICATE


         Pursuant to Section 5.2(d) of the Merger Agreement and Plan of Reorganization, dated as of February ___, 2006 (the "Merger Agreement"; capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement), by and among United Heritage Corporation, a Utah corporation ("United") and Lothian Oil Inc., a Delaware corporation ("Lothian"), I, C. Scott Wilson, in my capacity as President and Chief Executive Officer of United and on behalf of United, and not individually, DO HEREBY CERTIFY that:

               1. I am the duly elected, qualified and acting President and Chief Executive Officer of United.

               2. Each of the representations and warranties made by United in
Article III of the Merger Agreement, as modified by United Disclosure Schedule (other than representations and warranties which by their express terms are made solely as of a specified date earlier than the date of this Officer's Certificate) is true and correct in all material respects on and as of the date hereof as though such representation or warranty was made on and as of the date hereof; and each of the representations and warranties made by United in the Merger Agreement as of a specified date earlier than the date of this Officer's Certificate is true and correct in all material respects on and as of such earlier date, as modified by United Disclosure Schedule.

               3. United has performed and complied in all material respects with each agreement, covenant and obligation required by the Merger Agreement to be so performed or complied with by United on or before the date hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ___ day of ___________, _____.



                                        By:
                                           -----------------------
                                           C. Scott Wilson
                                           President and Chief Executive Officer
                                              United Heritage Corporation

                                                                       EXHIBIT G


        MATTERS TO BE COVERED BY LEGAL OPINION OF RICHARDSON & PATEL LLP

Lothian Oil Inc.
500 Fifth Avenue, Suite 2600
New York, New York 10110

Gentlemen:

         We have acted as counsel to United Heritage Corporation, a Utah corporation (the "Company"), in connection with the negotiation, execution and delivery of the Merger Agreement and Plan of Reorganization, dated as of February ___, 2006 (the "Merger Agreement"; capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement), by and among the Company and Lothian Oil Inc., a Delaware corporation ("Lothian") and the Ancillary Agreements to which it is a party (collectively, the "Transaction Documents").

         For purposes of rendering this opinion, we have limited our examination to originals or copies, certified or otherwise identified to our satisfaction, of the following: (i) the Transaction Documents, (ii) the amended Articles of Incorporation and the Bylaws of the Company, (iii) resolutions of the Board of Directors and of the stockholders of the Company, and (iv) a certificate of an officer of the Company. We have assumed the genuiness of all signatures by or on behalf of persons other than the Company and that all such signatories have been duly authorized, the authenticity of all documents submitted to us as originals, and the conformity with originals of all documents submitted to us as certified, conformed or photostatic copies.

         Based solely upon and in reliance on the foregoing and subject in all respects to the qualifications, limitations and assumptions set forth herein, it is our opinion that:

         1. The Company is a corporation duly incorporated and organized, validly existing and in good standing under the laws of the State of Utah.

         2. The Company is duly qualified as a foreign corporation to transact business in, and is in good standing in the States of Texas.

         3. The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents to which the Company is a party, and the Company has all necessary corporate power and authority to own its properties and to conduct its business in the manner and in the locations presently owned and conducted.

         4. The Transaction Documents have been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the other parties thereto, each such agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms.

         5. The Certificate of Designation, Preferences and Rights of Series A Preferred Stock and the Certificate of Designation, Preferences and Rights of Series B Preferred Stock (the "Certificates of Designation") have been duly adopted by the Company, have become effective under the laws of Utah and the Certificates of Designation constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms.

         6. The issuance of United Capital Stock to the Lothian stockholders has been duly authorized by the Company, and when delivered in accordance with the Merger Agreement such United Capital Stock will be validly issued, outstanding, fully paid and nonassessable. To our knowledge, there are no contractual preemptive rights of stockholders or rights of first refusal with respect to the issuance of such United Capital Stock.

         7. The execution and delivery by the Company of the Transaction Documents, and the performance of its obligations thereunder will not (i) violate the Company's amended Articles of Incorporation, the Bylaws of the Company, or to our knowledge, any law, statute, rule or regulation (exclusive of local laws) applicable to the Company or any order, judgment or decree to which the Company is subject. To our knowledge, no authorization, consent, approval, exemption or other action by, or notice to, any court or administrative or governmental body is required for any of the actions of the Company described in this paragraph 7.

         8. The issuance of the United Capital Stock pursuant to the Merger Agreement does not require registration under the Securities Act or registration or qualification under any state securities laws. For purposes of the opinion set forth in this paragraph 8, we have assumed that each Lothian stockholder is an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Securities Act and that each Lothian stockholder will execute and deliver to the Company, as a condition precedent to the issuance of any Company securities to such Lothian stockholder in connection with the Merger, a Letter of Transmittal in the form attached to the Merger Agreement as Exhibit C.

         9. To our knowledge, Section 3.3 of the Merger Agreement and Section
3.3 of the United Disclosure Schedule together correctly set forth the capitalization of the Company.

         The opinions set forth herein are subject to the following qualifications:

         A. The enforceability of the Transaction Documents may be limited by
(i) applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other similar state or federal debtor relief laws from time to time in effect and which affect the enforcement of creditor's rights or the collection of debtor's obligations in general, (ii) general principles of equity the application of which may deny Lothian certain of the rights and remedies granted to it under the Transaction Documents, and (iii) general principles of commercial reasonableness and good faith to the extent required of Lothian or its stockholders by applicable law.

         B. We express no opinion concerning any aspect or involvement of any person or entity other than the Company in the transactions contemplated by the Transaction Documents.

         For purposes of this opinion, we do not hold ourselves out as experts in the laws of any jurisdiction other than California and federal laws generally applicable to transactions of the type involved here.

         In basing the opinions and other matters set forth herein "to our knowledge," such words signify that, in the course of our representation as counsel to the Company, no information has come to our attention that has given us actual knowledge (i.e., conscious awareness) that any such opinions or other matters are not accurate or that any of the foregoing documents, certificates, reports and information on which we have relied are not correct and complete. We have undertaken no independent investigation or verification of such matters. The words "to our knowledge," and similar language used herein are intended to be limited to the knowledge of the lawyers within our firm who have worked on the matters related to the transactions contemplated by the Transaction Documents.

         The opinions in this letter are limited to the matters set forth herein. No opinion may be inferred or implied beyond the opinions expressly stated, and our opinions must be read in conjunction with the assumptions, limitations, exceptions and qualifications set forth in this letter. We assume no obligation to advise you of any change in facts or law which might come to our attention subsequent to the date hereof.

         This opinion is being furnished solely for the benefit of Lothian, its stockholders and its counsel and may not be relied upon by any other person or entity without our prior written consent.

                                            Yours truly,

                                                                       EXHIBIT H

                       FORM OF LOTHIAN OFFICER CERTIFICATE

         Pursuant to Section 5.3(d) of the Merger Agreement and Plan of Reorganization, dated as of February ___, 2006 (the "Merger Agreement"; capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement), by and among United Heritage Corporation, a Utah corporation ("United") and Lothian Oil Inc., a Delaware corporation ("Lothian"), I, Bruce Ransom, in my capacity as Chief Executive Officer of Lothian and on behalf of Lothian, and not individually, DO HEREBY CERTIFY that:

               1. I am the duly elected, qualified and acting Chief Executive Officer of Lothian.

               2. Each of the representations and warranties made by Lothian in
Article II of the Merger Agreement, as modified by Lothian Disclosure Schedule (other than representations and warranties which by their express terms are made solely as of a specified date earlier than the date of this Officer's Certificate) is true and correct in all material respects on and as of the date hereof as though such representation or warranty was made on and as of the date hereof; and each of the representations and warranties made by Lothian in the Merger Agreement as of a specified date earlier than the date of this Officer's Certificate is true and correct in all material respects on and as of such earlier date, as modified by Lothian Disclosure Schedule.

               3. Lothian has performed and complied in all material respects with each agreement, covenant and obligation required by the Merger Agreement to be so performed or complied with by Lothian on or before the date hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ___ day of ___________, _____.



                                            By:
                                               -----------------------
                                               Bruce Ransom
                                               Chief Executive Officer
                                               Lothian Oil Inc.

                                                                       EXHIBIT I


        MATTERS TO BE COVERED BY LEGAL OPINION OF MARKOWITZ & ROSHCO, LLP

United Heritage Corporation
2 North Caddo Street
Cleburne, Texas 76031

Gentlemen:

         We have acted as counsel to Lothian Oil Inc., a Delaware corporation (the "Company"), in connection with the negotiation, execution and delivery of the Merger Agreement and Plan of Reorganization, dated as of February ___, 2006 (the "Merger Agreement"; capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement), by and among the Company and United Heritage Corporation, a Utah corporation ("United") and the Ancillary Agreements to which it is a party (collectively, the "Transaction Documents").

         For purposes of rendering this opinion, we have limited our examination to originals or copies, certified or otherwise identified to our satisfaction, of the following: (i) the Transaction Documents, (ii) the Certificate of Incorporation and the Bylaws of the Company, (iii) resolutions of the Board of Directors and of the Stockholders of the Company, and (iv) a certificate of an officer of the Company. We have assumed the genuiness of all signatures by or on behalf of persons other than the Company and that all such signatories have been duly authorized, the authenticity of all documents submitted to us as originals, and the conformity with originals of all documents submitted to us as certified, conformed or photostatic copies.

         Based solely upon and in reliance on the foregoing and subject in all respects to the qualifications, limitations and assumptions set forth herein, it is our opinion that:

         1. The Company is a corporation duly incorporated and organized, validly existing and in good standing under the laws of the State of Delaware.

         2. The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents to which the Company is a party, and the Company has all necessary corporate power and authority to own its properties and to conduct its business in the manner and in the locations presently owned and conducted.

         4. The Transaction Documents have been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the other parties thereto, each such agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms.

         5. The execution and delivery by the Company of the Transaction Documents, and the performance of its obligations thereunder will not (i) violate the Company's Certificate of Incorporation, the Bylaws of the Company, , or to our knowledge, any law, statute, rule or regulation (exclusive of local laws) applicable to the Company or any order, judgment or decree to which the Company is subject. To our knowledge, no authorization, consent, approval, exemption or other action by, or notice to, any court or administrative or governmental body is required for any of the actions of the Company described in this paragraph 5.

         6. To our knowledge, Section 2.3 of the Merger Agreement and Section
2.3 to the Lothian Disclosure Schedule together correctly set forth the capitalization of the Company.

         The opinions set forth herein are subject to the following qualifications:

         A. The enforceability of the Transaction Documents may be limited by
(i) applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other similar state or federal debtor relief laws from time to time in effect and which affect the enforcement of creditor's rights or the collection of debtor's obligations in general, (ii) general principles of equity the application of which may deny Lothian certain of the rights and remedies granted to it under the Transaction Documents, and (iii) general principles of commercial reasonableness and good faith to the extent required of United by applicable law.

         B. We express no opinion concerning any aspect or involvement of any person or entity other than the Company in the transactions contemplated by the Transaction Documents.

         For purposes of this opinion, we do not hold ourselves out as experts in the laws of any jurisdiction other than New York and federal laws generally applicable to transactions of the type involved here.

         In basing the opinions and other matters set forth herein "to our knowledge," such words signify that, in the course of our representation as counsel to the Company, no information has come to our attention that has given us actual knowledge (i.e., conscious awareness) that any such opinions or other matters are not accurate or that any of the foregoing documents, certificates, reports and information on which we have relied are not correct and complete. We have undertaken no independent investigation or verification of such matters. The words "to our knowledge," and similar language used herein are intended to be limited to the knowledge of the lawyers within our firm who have worked on the matters related to the transactions contemplated by the Transaction Documents.

         The opinions in this letter are limited to the matters set forth herein. No opinion may be inferred or implied beyond the opinions expressly stated, and our opinions must be read in conjunction with the assumptions, limitations, exceptions and qualifications set forth in this letter. We assume no obligation to advise you of any change in facts or law which might come to our attention subsequent to the date hereof.

         This opinion is being furnished solely for the benefit of United and its counsel and may not be relied upon by any other person or entity without our prior written consent.

                                            Yours truly,

                                                                       EXHIBIT J